                                                                     EXHIBIT 4.2
================================================================================






                     UNION PLANTERS MORTGAGE FINANCE CORP.,
                                           Depositor


                                       AND


                        -------------------------------,
                                                Trustee


                            ------------------------



                                    INDENTURE

                       Dated as of ______________ 1, 1997


                            ------------------------



                          COLLATERALIZED MORTGAGE BONDS

                               Issuable in Series


================================================================================

                  INDENTURE DATED AS OF _______________ 1, 1997
                 BETWEEN UNION PLANTERS MORTGAGE FINANCE CORP.,
              DEPOSITOR AND _____________________________, TRUSTEE

           Cross-reference sheet showing the location in the Indenture of the provisions inserted pursuant to Section 310
          through 318(a) inclusive of the Trust Indenture Act of 1939.


                                                               INDENTURE
         TIA                                                    SECTION
         ---                                                    -------
Section 310   (a)(1)                                             7.09
              (a)(2)                                             7.09
              (a)(3)                                        Not Applicable
              (a)(4)                                        Not Applicable
              (b)                                                7.08
                                                                 7.10

Section  311  (a)                                                7.13(a)
              (b)                                                7.13(b)
              (c)                                              Not Applicable

Section 312   (a)                                                8.01
              (b)                                                8.02(b)
              (c)                                                8.02(c)

Section 313   (a)                                                8.03(a)
              (b)                                                8.03(b)
              (c)                                                8.03(a)
                                                                 8.03(b)
              (d)                                                8.03(c)

Section 314   (a)                                                8.04
              (b)                                                9.06
              (c)(1)                                            15.01
              (c)(2)                                            15.01
              (c)(3)                                             4.02(6)
              (d)                                                4.01, 12.10
              (e)                                               15.01

Section 315   (a)                                                7.01(a)
              (b)                                                7.02
              (c)                                                7.01(b)
              (d)(1)                                             7.01(c)(1)
              (d)(2)                                             7.01(c)(2)
              (d)(3)                                             7.01(c)(3)
              (e)                                                6.16

Section 316 (a)(1)(A)                                          6.14
            (a)(1)(B)                                          6.15
            (a)(2)                                        Not Applicable
            (b)                                                6.10

Section 317 (a)(1)                                             6.03
            (a)(2)                                             6.06
            (b)                                                9.03

Section 318 (a)                                               15.06


NOTE: This cross-reference sheet shall not for any purpose be deemed to constitute a part of the Indenture.




                                                 TABLE OF CONTENTS

                                                                                                         PAGE
                                                                                                         ----
PRELIMINARY STATEMENT.....................................................................................  1

                                                ARTICLE ONE

                                                DEFINITIONS

Section 1.01      Definitions.............................................................................  1

                                              ARTICLE TWO

                                               BOND FORM

Section 2.01      Forms Generally......................................................................... 17
Section 2.02      Form of Bonds........................................................................... 17

                                             ARTICLE THREE

                                               THE BONDS

Section 3.01      Amount Unlimited; Bonds Issuable in Series and Classes; Certain Related
                  Provisions.............................................................................. 17
Section 3.02      Denominations........................................................................... 19
Section 3.03      Execution, Authentication, Delivery and Dating.......................................... 19
Section 3.04      [Reserved].............................................................................. 19
Section 3.05      Registration, Registration of Transfer and Exchange..................................... 19
Section 3.06      Mutilated, Destroyed, Lost or Stolen Bonds.............................................. 20
Section 3.07      Payment of Principal and Interest; Principal and Interest Rights Preserved.............. 21
Section 3.08      Persons Deemed Owners................................................................... 23
Section 3.09      Cancellation............................................................................ 23
Section 3.10      [Reserved].............................................................................. 23
Section 3.11      Limited Right to Substitute Collateral.................................................. 23
Section 3.12      Book-Entry Bonds........................................................................ 24

                                                 ARTICLE FOUR

                                      AUTHENTICATION AND DELIVERY OF BONDS

Section 4.01      General Provisions...................................................................... 25
Section 4.02      Security for Bonds...................................................................... 27

                                                 ARTICLE FIVE

                                           SATISFACTION AND DISCHARGE

Section 5.01      Satisfaction and Discharge of Indenture................................................. 29
Section 5.02      Application of Trust Money.............................................................. 30


                                       (i)

                                                                                                   PAGE
                                                                                                   ----

                                                       ARTICLE SIX

                                                       REMEDIES
Section 6.01      Events of Default................................................................. 30
Section 6.02      Acceleration of Maturity; Rescission and Annulment................................ 30
Section 6.03      Collection of Indebtedness and Suits for Enforcement by Trustee................... 31
Section 6.04      Remedies.......................................................................... 33
Section 6.05      [Reserved]........................................................................ 33
Section 6.06      Trustee May File Proofs of Claim.................................................. 33
Section 6.07      Trustee May Enforce Claims Without Possession of Bonds............................ 34
Section 6.08      Application of Money Collected.................................................... 34
Section 6.09      Limitation on Suits............................................................... 34
Section 6.10      Unconditional Rights of Bondholders to Receive Principal and Interest............. 35
Section 6.11      Restoration of Rights and Remedies................................................ 35
Section 6.12      Rights and Remedies Cumulative.................................................... 35
Section 6.13      Delay or Omission Not Waiver...................................................... 35
Section 6.14      Control by Bondholders............................................................ 36
Section 6.15      Waiver of Past Defaults........................................................... 36
Section 6.16      Undertaking for Costs............................................................. 36
Section 6.17      Waiver of Stay or Extension Laws; Non-Petition.................................... 37
Section 6.18      Sale of Trust Estate.............................................................. 37
Section 6.19      Action on Bonds................................................................... 38
Section 6.20      Recourse.......................................................................... 38
Section 6.21      Advances by Depositor............................................................. 38
Section 6.22      Application of the Trust Indenture Act............................................ 39

                                               ARTICLE SEVEN

                                                THE TRUSTEE

Section 7.01      Certain Duties and Responsibilities............................................... 39
Section 7.02      Notice of Default................................................................. 39
Section 7.03      Certain Rights of Trustee......................................................... 39
Section 7.04      Not Responsible for Recitals or Issuance of Bonds................................. 40
Section 7.05      May Hold Bonds.................................................................... 40
Section 7.06      Money Held in Trust............................................................... 41
Section 7.07      Compensation and Reimbursement.................................................... 41
Section 7.08      Disqualification.................................................................. 41
Section 7.09      Corporate Trustee Required; Eligibility........................................... 41
Section 7.10      Resignation and Removal; Appointment of Successor................................. 42
Section 7.11      Acceptance of Appointment by Successor............................................ 43
Section 7.12      Merger, Conversion, Consolidation or Succession to Business of Trustee............ 43
Section 7.13      Preferential Collection of Claims Against Depositor............................... 44
Section 7.14      Co-Trustees and Separate Trustees................................................. 44
Section 7.15      Review of Mortgage Files.......................................................... 45



                                      (ii)

                                                                                                           PAGE
                                                                                                           ----


                                                 ARTICLE EIGHT

                              BONDHOLDERS' LIST AND REPORTS BY TRUSTEE AND DEPOSITOR
Section 8.01      Depositor to Furnish Trustee Names and Addresses of Bondholders......................... 46
Section 8.02      Preservation of Information; Communications to Bondholders.............................. 47
Section 8.03      Reports by Trustee...................................................................... 47
Section 8.04      Reports by Depositor.................................................................... 48

                                                ARTICLE NINE

                                           COVENANTS OF DEPOSITOR

Section 9.01      Payment of Principal and Interest....................................................... 48
Section 9.02      Maintenance of Office or Agency......................................................... 48
Section 9.03      Money for Bond Payments to Be Held in Trust............................................. 48
Section 9.04      Corporate Existence..................................................................... 49
Section 9.05      Protection of Trust Estate.............................................................. 49
Section 9.06      Opinions as to Trust Estate............................................................. 50
Section 9.07      Performance of Obligations; Servicing Agreement......................................... 51
Section 9.08      Negative Covenants...................................................................... 51
Section 9.09      Statement as to Compliance.............................................................. 52
Section 9.10      Depositor May Consolidate, Etc., Only on Certain Terms.................................. 52
Section 9.11      Successor Substituted................................................................... 53
Section 9.12      No Other Business....................................................................... 53
Section 9.13      Limitation on Borrowing................................................................. 53
Section 9.14      Substitution of Insurance Policies, Etc.; Notification of Rating Agencies............... 54
Section 9.15      Notice of Events of Default............................................................. 55
Section 9.16      Investment Company Act.................................................................. 55
Section 9.17      Treatment of Bonds as Debt for Tax Purposes............................................. 55

                                              ARTICLE TEN

                                        SUPPLEMENTAL INDENTURES

Section 10.01     Supplemental Indentures Without Consent of Bondholders.................................. 55
Section 10.02     Supplemental Indentures With Consent of Bondholders..................................... 56
Section 10.03     Execution of Supplemental Indentures.................................................... 57
Section 10.04     Effect of Supplemental Indenture........................................................ 57
Section 10.05     Conformity with Trust Indenture Act..................................................... 58
Section 10.06     Reference in Bonds to Supplemental Indentures........................................... 58

                                            ARTICLE ELEVEN

                                          REDEMPTION OF BONDS

Section 11.01     Redemption at the Option of the Depositor; Election to Redeem........................... 58


                                      (iii)

                                                                                                         PAGE
                                                                                                         ----

Section 11.02     [Reserved].............................................................................. 58
Section 11.03     Notice to Trustee....................................................................... 58
Section 11.04     Notice of Redemption by the Depositor................................................... 59
Section 11.05     Deposit of Redemption Price for Optional Redemptions.................................... 59
Section 11.06     Bonds Payable on Redemption Date........................................................ 59

                                                    ARTICLE TWELVE

                                          ACCOUNTS, ACCOUNTINGS AND RELEASES

Section 12.01     Collection of Money..................................................................... 60
Section 12.02     [Reserved].............................................................................. 60
Section 12.03     [Reserved].............................................................................. 60
Section 12.04     Reserve Fund............................................................................ 60
Section 12.05     Collateral Proceeds Account............................................................. 61
Section 12.06     Custodial Reserve Fund.................................................................. 61
Section 12.07     Surplus Account; Other Funds and Accounts............................................... 62
Section 12.08     Reports by Trustee...................................................................... 62
Section 12.09     Monthly Remittance Reports and Related Matters.......................................... 63
Section 12.10     Trust Estate............................................................................ 64
Section 12.11     Releases of Mortgage Loans Withdrawn by Master Servicer................................. 65
Section 12.12     Delivery of the Loan Documents Pursuant to Servicing Agreement.......................... 65
Section 12.13     Records................................................................................. 66
Section 12.14     Collections on the Mortgage Loans....................................................... 66
Section 12.15     Amendments to Servicing Agreements...................................................... 66
Section 12.16     Termination and Substitution of Servicing Agreements.................................... 66
Section 12.17     Opinion of Counsel...................................................................... 66

                                               ARTICLE THIRTEEN

                                            APPLICATION OF MONIES

Section 13.01     Disbursements of Monies from Collateral Proceeds Account................................ 67
Section 13.02     [Reserved].............................................................................. 67
Section 13.03     Disbursement of Monies Out of Custodial Reserve Fund.................................... 67
Section 13.04     Trust Account........................................................................... 68
Section 13.05     Disbursements of Excess Funds; Release of Mortgage Collateral........................... 68

                                             ARTICLE FOURTEEN

                                            BONDHOLDERS' MEETINGS

Section 14.01     Purposes for Which Meetings May Be Called............................................... 68
Section 14.02     Manner of Calling Meetings.............................................................. 68
Section 14.03     Call of Meeting by Depositor or Bondholders............................................. 69
Section 14.04     Who May Attend and Vote at Meetings..................................................... 69
Section 14.05     Regulations May Be Made by Trustee...................................................... 69


                                      (iv)


                                                                                                         PAGE
                                                                                                         ----

Section 14.06     Manner of Voting at Meetings and Records to be Kept..................................... 70
Section 14.07     Exercise of Rights of Trustee and Bondholders Not to Be Hindered or Delayed............. 70

                                                      ARTICLE FIFTEEN

                                                      MISCELLANEOUS

Section 15.01     Compliance Certificates and Opinions.................................................... 70
Section 15.02     Form of Documents Delivered to Trustee.................................................. 71
Section 15.03     Acts of Bondholders..................................................................... 71
Section 15.04     Notices, Etc., to Trustee and Depositor................................................. 72
Section 15.05     Notices to Bondholders; Waiver.......................................................... 72
Section 15.06     Conflict with Trust Indenture Act....................................................... 72
Section 15.07     Effect of Headings and Table of Contents................................................ 72
Section 15.08     Successors and Assigns.................................................................. 73
Section 15.09     Separability............................................................................ 73
Section 15.10     Benefits of Indenture................................................................... 73
Section 15.11     Legal Holidays.......................................................................... 73
Section 15.12     Governing Law........................................................................... 73
Section 15.13     Counterparts............................................................................ 73
Section 15.14     Corporate Obligation.................................................................... 73
Section 15.15     Recording of Indenture.................................................................. 73
Section 15.16     No Petition............................................................................. 74
Section 15.17     Amendments to Governing Documents....................................................... 74


                                            EXHIBITS

Exhibit A-1                Form of Trustee's Initial Certification
Exhibit A-2                Form of Trustee's Final Certification


                                       (v)

         This INDENTURE, dated as of __________ 1, 1997, is hereby executed by and between Union Planters Mortgage Finance Corp., a Delaware corporation (the "Depositor"), and ______________________, a [national banking corporation], as trustee (the "Trustee").

                              PRELIMINARY STATEMENT

         The Depositor has duly authorized the execution and delivery of this Indenture to provide for one or more Series of Bonds, issuable as provided in this Indenture. Each Series of such Bonds will be issued only under a Supplement to this Indenture duly executed and delivered by the Depositor and the Trustee and limited to the amount therein prescribed. All covenants and agreements made by the Depositor herein are for the benefit and security of the Bondholders. The Depositor is entering into this Indenture, and the Trustee is accepting the trusts created hereby, for good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged.



Section 1.01      Definitions.

         Except as otherwise specified herein or in a Series Supplement or as the context may otherwise require, the following terms have the respective meanings set forth below for all purposes of this Indenture, and the definitions of such terms are equally applicable both to the singular and plural forms of such terms and to the masculine, feminine and neuter genders of such terms. All other terms used herein that are defined in the Trust Indenture Act, either directly or by reference therein, have the meanings assigned to them therein.

         "Accountants' Certificate": A certificate of a firm of independent certified public accountants of national reputation acceptable to the Trustee, which may be the firm of independent accountants that audits the financial statements of the Depositor.

         "Accounting Date": With respect to any Series or Class of Bonds, the date specified in the related Series Supplement as the Accounting Date for the Bonds of such Series or Class.

         "Accretion Bond": A Bond of a Series on which interest accrues and is compounded and added to the principal of such Bond periodically, but with respect to which neither interest nor principal is payable until the earlier of
(i) the Payment Date on which the entire principal amount of each Outstanding Bond of the same Series having an earlier Stated Maturity of principal has been paid in full or (ii) a date specified in the related Series Supplement.

         "Accrual Date": With respect to any Series or Class of Bonds, the date on which interest begins accruing on the Bonds of such Series, as specified in such Bonds and the related Series Supplement.

         "Act" and "Acts of Bondholders": The meanings specified in Section
15.03.

         "Additional Mortgage Collateral": Any Mortgage Collateral added to the Trust Estate for a Series of Bonds (other than Substitute Mortgage Collateral) after the initial Issue Date for the Series.


         "Administrative Fee": With respect to a Series, the administrative fees set forth in the related Series Supplement.

         "Affiliate": With respect to any specified Person, any other Person controlling or controlled by or under common control with such specified Person. For the purposes of this definition, "control" when used with respect to any specified Person means the power to direct the management and policies of such Person, directly or indirectly, whether through the ownership of voting securities, by contract or otherwise, and the terms "controlling" and "controlled" have meanings correlative to the foregoing.

         "Aggregate Collateral Value": With respect to any Series, the sum of the Collateral Values of all Mortgage Collateral securing such Series on the date of determination.

         "Appraised Value": The value of a Mortgaged Premises as set forth in an appraisal made by or for the originator in connection with the origination of the Mortgage Loan secured by such Mortgaged Premises.

         "ARM Loan": An "adjustable rate" Mortgage Loan, the Note Rate of which is subject to periodic adjustment in accordance with the terms of the Note.

         "Beneficial Owner": With respect to a Book-Entry Bond, the Person who is the beneficial owner of such Bond as reflected on the books of the Clearing Agency for the Series or on the books of a Person maintaining an account with such Clearing Agency (directly or as an indirect participant, in accordance with the rules of such Clearing Agency).

         "Best Efforts": Efforts determined to be in good faith and reasonably diligent by the Person performing such efforts, specifically the Issuer or the Servicer, as the case may be, in its reasonable discretion. Such efforts do not require the Issuer or the Servicer, as the case may be, to enter into any litigation, arbitration or other legal or quasi-legal proceeding, nor do they require the Issuer or the Servicer, as the case may be, to advance or expend fees or sums of money in addition to those specifically set forth in this Indenture and the Servicing Agreement.

         "Board of Directors": The Board of Directors of the Depositor or any committee of that Board duly authorized to act on behalf of that Board with respect to any matters arising under the Indenture.

         "Board Resolution": A copy of a resolution certified by the Secretary or an Assistant Secretary of the Depositor to have been duly adopted by the Board of Directors and to be in full force and effect on the date of such certification and delivery to the Trustee.

         "Bond Insurance": Any financial guaranty insurance policy covering any Bonds or Class of Bonds of any Series.

         "Bond Insurer": The issuer of any Bond Insurance.

         "Bond Interest Rate": With respect to any Series or Class of Bonds, the annual rate, which may be a variable rate, at which interest accrues on the Bonds of such Series or Class, as specified in the related Series Supplement.

         "Bond Period": The period between two successive Payment Dates or, with respect to the initial Bond Period for a Series, the period between the Accrual Date and the first Payment Date for that Series.

         "Bond Register" and "Bond Registrar": The respective meanings specified in Section 3.05.

         "Bondholder" or "Holder": The Person in whose name a Bond is registered in the Bond Register for the related Series.

         "Bonds": Any bonds authorized by, and authenticated and delivered under, this Indenture and any Series Supplement.

         "Book-Entry Bonds": Bonds of a Series for which the related Series Supplement provides that ownership and transfers of beneficial ownership interests in such Bonds shall be made through book entries by a Clearing Agency as described in Section 3.12 or other entity satisfactory to the Rating Agency; provided, however, that after the occurrence of a condition whereupon book-entry registration is no longer permitted, Definitive Bonds shall be issued to the Beneficial Owners of Bonds of such Series, and such Bonds shall no longer be "Book-Entry Bonds."

         "Borrower": The Person or Persons obligated to repay a Mortgage Loan.

         "Broker's Price Opinion": The opinion of an independent real estate broker as to the expected sale price for specified Mortgaged Premises.

         "Business Day": Any day that is not a Saturday, Sunday, holiday, or other day on which commercial banking institutions in the city and state in which the Trustee's Corporate Trust Office is located are authorized or obligated by law or executive order to be closed.

         "Certificate of Deposit": A certificate of deposit satisfying the definition of an Eligible Investment.

         "Class": With respect to any Series, the classification of Bonds within such Series as set forth in the related Series Supplement.

         "Clearing Agency": An organization registered as a "clearing agency" pursuant to Section 17A of the Securities Exchange Act of 1934, as amended, and the regulations of the Commission thereunder.

         "Clearing Agency Participant": A broker, dealer, bank, other financial institution or other person for whom from time to time a Clearing Agency effects book-entry transfers and pledges of securities deposited with the Clearing Agency.

         "Code": The Internal Revenue Code of 1986, as amended, and the rules and regulations promulgated thereunder.

         "Collateral": For a Series, the Trust Estate securing such Series.

         "Collateral Proceeds": With respect to any Mortgage Collateral securing a Series, the amount paid to the holder of such Mortgage Collateral in accordance with the terms of such Mortgage Collateral.

         "Collateral Proceeds Account": The meaning specified in Section 12.05.

         "Collateral Value": With respect to each item of Mortgage Collateral, an amount equal to the lesser of (i) the outstanding principal balance of such item of Mortgage Collateral and (ii) as specified in the related Series Supplement, either (a) the present value of remaining scheduled monthly payments of principal and interest (at the Net Rate in the case of a Mortgage Loan) discounted monthly to the date of computation at the Collateral Value Discount Rate (the "Discounted Cash Flow Method") or (b) the scheduled principal balance of such item of Mortgage Collateral multiplied by a fraction, the numerator of which is the interest rate (or Net Rate in the case of a Mortgage Loan) and the denominator of which is the Collateral Value Discount Rate (the "Interest Method").

         "Collateral Value Discount Rate": The Collateral Value Discount Rate specified in the related Series Supplement.

         "Commission": The Securities and Exchange Commission, as from time to time constituted, created under the Securities Exchange Act of 1934, as amended, or if at any time such Commission is not existing and performing the duties now assigned to it under the Trust Indenture Act, then the body performing such duties at such time under the Trust Indenture Act or similar legislation replacing the Trust Indenture Act.

         "Compound Value": With respect to any Payment Date for a Class of Accretion Bonds of a Series, the original principal amount of such Class, plus all interest accrued and added to the principal thereof through the Accounting Date preceding the Payment Date, compounded at the Bond Interest Rate for such Class, and with respect to any calculation on a date other than a Payment Date, the Compound Value as of the immediately preceding Accounting Date or (if prior to the first Payment Date) the original principal amount of such Class of Accretion Bonds. The principal amount of any Accretion Bond at any time will be equal to its Compound Value. The Compound Value of an Accretion Bond will be reduced by any payments of principal on such Bond.

         "Corporate Trust Office": The principal corporate trust office of the Trustee presently located at ____________________________________, _______,
_________ __________, telephone number (___) ___-____ or at such other address as the Trustee may designate from time to time by notice to the Bondholders and the Depositor or the principal corporate trust office of any successor Trustee. Any notices to the Trustee should be mailed to ______________________________, __________________________, ____________, ______, ________ _____ or sent by overnight courier to ________________________________, ________________________,
____________, ______, ________ _____.

         "Credit Enhancement Rate": The per annum rate, if any, specified in the Series Supplement for a Series.

         "Current Interest Bond": A Bond other than an Accretion Bond.

         "Custodial Reserve Fund": The fund established pursuant to Section
12.06.

         "Custodian": A custodian appointed by the Trustee to hold some or all of the Mortgage Collateral for the Bonds issued hereunder.

         "Cut-off Date": With respect to any Series, the date or dates on and after which all payments of principal and interest due in respect of Mortgage Collateral securing the Series are to be transmitted to the Collateral Proceeds Account for the benefit of the Holders of that Series. The Cut-off Date or Dates for a Series shall be specified in the related Series Supplement.

         "Date of Execution": The actual date of execution of this Indenture by the Depositor and the Trustee as indicated by their respective acknowledgments hereto annexed, and if the Depositor and the Trustee shall have executed this Indenture at different dates, the later date.

         "Default": Any occurrence that is, or with notice or the lapse of time or both would become, an Event of Default or, when used in association with obligations created by any agreement other than this Indenture, the meaning specified in such agreement.

         "Defaulted Mortgage Loan": A Mortgage Loan with respect to which any scheduled payment of interest or principal has become ninety days past due.

         "Defaulted Mortgage Loan Value": The amount that the holder of a Defaulted Mortgage Loan can reasonably expect to realize with respect to such Mortgage Loan, taking into account the Unpaid Principal Balance, the interest accrued thereon to the date on which the determination is made, the additional interest that will be accrued thereon prior to sale, estimated foreclosure and other disposition costs, liabilities associated with the related Mortgaged Premises, the value of the related Mortgaged Premises indicated in a Broker's Price Opinion delivered not more than 12 months prior to the date of determination of Defaulted Mortgage Loan Value and the amount of any claim to be filed pursuant to any mortgage insurance or guarantee.

         "Definitive Bonds":  Bonds other than Book-Entry Bonds.

         "Deleted Mortgage Loan": A Mortgage Loan replaced or to be replaced by a Qualified Substitute Mortgage Loan.

         "Delivery Date": The date that Bonds of a Series are delivered to the original purchasers of such Bonds as specified in the related Series Supplement.

         "Depositor": Union Planters Mortgage Finance Corp., a Delaware corporation, unless a successor Person shall have become the Depositor pursuant to the applicable provisions of this Indenture, and thereafter "Depositor" shall mean such successor Person.

         "Depositor Officer": The Chairman of the Board of Directors, the President or any Vice President of the Depositor.

         "Depositor Order" and "Depositor Request": A written order or request signed in the name of the Depositor by its Chairman, President or a Vice President, and by its Treasurer, an Assistant Treasurer, Controller, an Assistant Controller, Secretary or an Assistant Secretary, and delivered to the Trustee.

         "Discounted Cash Flow Method": A method for calculation of Collateral Value described herein in the definition of Collateral Value, as modified, if applicable, in the Series Supplement for a Series of Bonds.

         "Due Date": Each date on which a payment, whether of principal, interest or both, is due on a Mortgage Certificate or Mortgage Loan securing a Series.

         "Due Period": With respect to each Payment Date for a Class or Series of Bonds, the period beginning immediately following the preceding Due Period (or, in the case of the Due Period that is applicable to the first Payment Date, beginning on the Accrual Date for such Series) and, unless otherwise specified in the related Series Supplement, ending on the Accounting Date preceding such Payment Date.

         "Eligible Investments": Except to the extent expanded or restricted by the Series Supplement for the Series for which such obligations or securities form part of the Trust Estate for such Series, any one or more of the following obligations or securities:

                  (i) direct obligations of, and obligations fully guaranteed by, the United States of America, Freddie Mac, Fannie Mae or any agency or instrumentality of the United States of America the obligations of which are backed by the full faith and credit of the United States of America, provided that such obligations of Freddie Mac or Fannie Mae shall be limited to senior debt obligations and mortgage participation certificates (except that investments in mortgage-backed or mortgage participation securities with yields evidencing extreme sensitivity to the rate of principal payments on the underlying mortgages shall not constitute Eligible Investments hereunder);

                  (ii) (a) demand and time deposits in, certificates of deposit of, bankers' acceptances issued by, or federal funds sold by any depository institution or trust company incorporated under the laws of the United States of America (including the Trustee) or any state thereof and subject to supervision and examination by federal and/or state banking authorities so long as the commercial paper and the long-term debt obligations of such depository institution or trust company (or, in the case of the principal depository institution in a holding company system, the commercial paper and long-term debt obligations of such holding company) at the time of such investment or contractual commitment providing for such investment has a credit rating in the highest applicable category from each Rating Agency in the case of commercial paper and in one of the two highest applicable categories from each Rating Agency in the case of long-term debt obligations and (b) any other demand or time deposit or certificate of deposit that is fully insured by the Federal Deposit Insurance Corporation;

                  (iii) repurchase obligations with respect to (a) any security described in clause (i) above or (b) any other security issued or guaranteed by an agency or instrumentality of the United States of America, in either case entered into with a depository institution or trust company (acting as principal) described in clause (ii)(a) above (and having the ratings from each Rating Agency required in clause
         (ii)(a) above), the repurchaser of which also has the ratings from each Rating Agency described in clause (ii)(a) above;

                  (iv) securities bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States of America or any state thereof which have a credit rating in one of the two highest applicable categories from each Rating Agency at the time of such investment or contractual commitment providing for such investment; provided, however, that securities issued by any particular corporation will not be Eligible Investments to the extent that investment therein will cause the then outstanding principal amount of securities issued by such corporation and held as part of the Trust Estate to exceed 10% of the aggregate outstanding principal balances of all the Mortgage Collateral and Eligible Investments held as part of the Trust Estate; provided, further, that no securities representing the right to receive only interest distributions on underlying financial assets, and no securities that were purchased for a price in excess of 120% of the outstanding principal amount thereof at the time of purchase thereof, shall constitute Eligible Investments;

                  (v) commercial paper having a rating in the highest applicable category from each Rating Agency at the time of such investment; and

                  (vi) a guaranteed investment contract issued by any insurance company or other corporation or entity with a short-term debt rating in the highest category by each Rating Agency and a long-term debt rating in one of the two highest applicable categories by each Rating Agency;

provided, however, that, unless otherwise provided in the related Series Supplement, Eligible Investments for a Series shall include only obligations or securities that mature on or before the Business Day immediately preceding the next Payment Date for such Series. In addition, no Eligible Investment that incorporates a penalty for early withdrawal will be used unless the maturity of such Eligible Investment is on or before the Business Day immediately preceding the next Payment Date.

         "Event of Default": With respect to any Series, the meaning specified in the related Series Supplement, as provided in Section 6.01 or, when used in association with obligations created by any agreement other than this Indenture, the meaning specified in such agreement.

         "Federal Bankruptcy Code": Title 11 of the United States Code, as amended.

         "FHA":  The Federal Housing Administration or any successor thereof.

         "Freddie Mac": Freddie Mac, formerly the Federal Home Loan Mortgage Corporation, or any successor thereof.

         "Freddie Mac Certificate": A mortgage participation certificate representing an undivided interest in specified fixed rate, first lien residential mortgages, or participation interests therein, purchased by Freddie Mac, which is pledged to the Trustee under this Indenture and the related Series Supplement as security for a Series, and all renewals, extensions, substitutions and replacements thereof. Each Freddie Mac Certificate pledged to the Trustee as security for a Series will be listed in a schedule to the related Series Supplement.

         "Final Payment Date": The Payment Date following the first to occur of the Sale of the Mortgage Collateral or the final payment on each item of Mortgage Collateral included in the Trust Estate.

         "Fannie Mae": Fannie Mae, formerly the Federal National Mortgage Association, or any successor thereof.

         "Fannie Mae Certificate": A guaranteed mortgage pass-through certificate issued and guaranteed by Fannie Mae and representing an undivided interest in a pool of Mortgage Loans secured by first liens on residential property, which is pledged to the Trustee under this Indenture and the related Series Supplement as security for a Series, and all renewals, extensions, substitutions and replacements thereof. Unless otherwise specified in the related Series Supplement, each Fannie Mae Certificate shall only represent an interest in a pool that consists of fixed rate Mortgage Loans. Each Fannie Mae Certificate pledged to the Trustee as security for a Series will be listed in a schedule to the related Series Supplement.

         "Fund": Any fund established pursuant to the Indenture or Series Supplement with respect to any Series of Bonds that is pledged as security for such Series.

         "GNMA": The Government National Mortgage Association or any successor thereto.

         "GNMA Certificate": A fixed rate, fully modified pass-through mortgage-backed certificate guaranteed by GNMA, which is pledged to the Trustee under this Indenture and the related Series Supplement as security for a Series, and all renewals, extensions, substitutions and replacements thereof. Each such GNMA Certificate will be a GNMA I Certificate or a GNMA II Certificate as referred to by GNMA. Each GNMA Certificate pledged to the Trustee as security for a Series will be listed in a schedule to the related Series Supplement.

         "Grant": To grant, bargain, sell, warrant, alienate, remise, demise, release, convey, assign, transfer, mortgage, pledge, create and grant a security interest in and right of set-off against, deposit, set over and confirm. A Grant of the Mortgage Collateral or of any other instrument shall include all rights, powers and options (but none of the obligations) of the granting party thereunder, including without limitation the immediate continuing right to claim for, collect, receive and receipt for principal and interest payments in respect of the Mortgage Collateral and all other monies payable thereunder, to give and receive notices and other communications, to make waivers or other agreements, to exercise all rights and options, to bring Proceedings in the name of the granting party or otherwise, and generally to do and receive anything that the granting party is or may be entitled to do or receive thereunder or with respect thereto.

         "Gross Margin": With respect to each ARM Loan, the fixed percentage specified in the Note that is added to or subtracted from the Index on each Interest Adjustment Date to determine the new Note Rate for such ARM Loan.

         "Indenture": This instrument as supplemented or amended. It shall include the forms and terms of a particular Series established as contemplated hereunder. All references in this instrument to designated "Articles," "Sections," "Subsections" and other subdivisions are to the designated Articles, Sections, Subsections and other subdivisions of this instrument as originally executed. The words "herein," "hereof," "hereunder" and other words of similar import refer to this Indenture as a whole and not to any particular Article, Section, Subsection or other subdivision.

         "Independent": When used with respect to any specified Person means such a Person who (1) is in fact independent of the Depositor and any other obligor upon the Bonds and of any Affiliate of the Depositor or such other obligor, (2) does not have any direct financial interest or any material indirect financial interest in the Depositor or in any such other obligor or in any Affiliate of the Depositor or such other obligor, and (3) is not connected with the Depositor or any such other obligor as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions. Whenever it is provided herein that any Independent Person's opinion or certificate shall be furnished to the Trustee, such Person shall be appointed by Depositor Order and approved by the Trustee in the exercise of reasonable care and such opinion or certificate shall state that the signer has read this definition and that the signer is independent within the meaning thereof.

         "Index": With respect to each ARM Loan, the index rate specified in the Note to which or from which the Gross Margin is added or subtracted, in accordance with the terms of the Note, on each Interest Adjustment Date to determine the new Note Rate for such ARM Loan.

         "Insurance Policy": Any Bond Insurance Policy, Primary Mortgage Insurance Policy, Pool Insurance Policy, Special Hazard Insurance Policy, earthquake insurance policy, Mortgagor Bankruptcy Bond, FHA insurance, VA guarantees and any other insurance policy covering any Bonds, Mortgage Certificate, Mortgage Loan or Mortgaged Premises securing such Series, including, without limitation, any Standard Hazard Insurance Policy and any Title Insurance Policy specified in the related Series Supplement, or any fund established in lieu of such policy or policies.

         "Insurance Proceeds": With respect to a Series, amounts paid or payable under any Insurance Policy with respect to such Series, to the extent not applied to the restoration or repair of the Mortgaged Premises covered thereby.

         "Insurer": Any Bond Insurer, the Mortgage Insurer, Pool Insurance Insurer, the issuer of the Mortgagor Bankruptcy Bond and the Special Hazard Insurer, when no distinction is required by the context in which used.

         "Interest Adjustment Date": With respect to each ARM Loan, the date on which the Note Rate changes in accordance with the terms of the Note, the first of which is set forth in the Note. Generally, but not in every case, the Interest Adjustment Date for a Mortgage Loan will be one month before the Payment Adjustment Date with respect to such Mortgage Loan.

         "Interest Method": A method for calculation of Collateral Value described herein in the definition of Collateral Value, as modified, if applicable, in the Series Supplement for a Series of Bonds.

         "Issue Date": With respect to a Series, the issue date specified in the related Series Supplement.

         "Letter of Credit": A letter of credit issued to the Trustee and its successor or assign by any banking corporation situated in the United States (an "LOC Issuer") whose long-term senior unsecured debt obligations have received the highest rating from each Rating Agency or any other rating category acceptable to each Rating Agency. Any such Letter of Credit shall provide that
(a) it is conditional only on certification by the Trustee of its authority to draw on the Letter of Credit under the terms of the Indenture and (b) it is subject to termination upon not less than 60 days' prior written notice to the Trustee, in which case, unless such Letter of Credit is renewed or a substitute Letter of Credit in the requisite amount is provided, upon receipt of any such written notice the Trustee shall immediately, and in no case more than 15 days after such notice, draw on the Letter of Credit for the entire unutilized balance thereof and deposit such amount in the Reserve Fund.

         In the event that the long-term senior unsecured debt obligations of the LOC Issuer are downgraded by a Rating Agency and such downgrade affects any Bonds secured by such Letter of Credit, then within 60 days of such event, the Depositor will, in the case of such a downgrade, (i) replace the Letter of Credit with a Letter of Credit in an amount not less than the amount of the Letter of Credit being replaced issued by a successor letter of credit issuer whose long-term senior unsecured debt obligations are rated in the highest category by each Rating Agency or (ii) instruct the Trustee to cause an automatic draw to be made under the Letter of Credit at the conclusion of such 60-day period for the entire amount of the Letter of Credit and deposit such amount in the Reserve Fund. Notwithstanding the foregoing, the Letter of Credit may only be replaced if immediately after any replacement of the Letter of Credit the rating of the Bonds is at least equal to the rating assigned to the Bonds by each Rating Agency prior to such replacement.

         For purposes of the definition of "Letter of Credit," a bank shall be deemed to have short-term senior unsecured debt obligations that have received the highest rating if the bank is the principal subsidiary of a bank holding company and the short-term senior unsecured debt obligations of the bank holding company have received the highest rating. A bank shall be deemed the principal subsidiary of a bank holding company if the bank's net worth exceeds 66-2/3% of the consolidated net worth of the bank holding company.

         "Limited Purpose Entity": A corporation, trust or other entity organized under the laws of the District of Columbia or any state of the United States of America whose charter, articles of incorporation, trust instrument or other governing document includes provisions that provide that the entity:

                  (a) is organized solely to acquire, own, hold, sell, transfer or assign, and to issue bonds or mortgage pass-through certificates backed by (i) mortgage loans, (ii) Fannie Mae Certificates, (iii) Freddie Mac Certificates, (iv) GNMA Certificates, (v) any other mortgage pass-through certificates or mortgage-collateralized obligations and (vi) rights to any or all of the cash flows attributable to any of the foregoing and, subject to the prohibition on the entity's ability to incur debt obligations, to engage in any activity that is incidental or convenient to the accomplishment of the foregoing, and subsequent to the issuance of any series of bonds, to sell any collateral securing such bonds to a limited purpose trust, partnership, corporation, limited liability company or other entity, subject to the lien of such bonds;

                  (b) shall not incur or assume any debt or guarantee any debt if, as a result thereof, the then current rating of the Bonds by the Rating Agency would be adversely affected; and

                  (c) shall not consolidate or merge with or into any other entity or convey or transfer all or any portion of its assets or properties unless the entity formed or surviving such consolidation or merger or to which the entity transfers its assets or properties is a Limited Purpose Entity that has expressly assumed all of the entity's outstanding obligations to the Trustee.

         "Liquidation Proceeds": Amounts (other than Insurance Proceeds) received and retained in connection with the liquidation of defaulted Mortgage Loans, whether through foreclosure or otherwise.

         "Loan Documents": The loan documents pertaining to a particular Mortgage Loan comprising the Mortgage Loan file reviewed and held by the Trustee or a Custodian, on behalf of the Trustee, as provided in the related Servicing Agreement.

         "Loan-to-Value Ratio": The outstanding principal amount of a Note at the time of the origination of such Note divided by the lesser of (i) the Appraised Value of the related Mortgaged Premises or (ii) the selling price for such Mortgaged Premises.

         "Master Servicer": For each Mortgage Loan, the Person designated as the Master Servicer in the related Servicing Agreement.

         "Maturity": With respect to any Bond of a Series, the date on which the unpaid principal of such Bond becomes due and payable as therein or herein provided, whether at the Stated Maturity or by declaration of acceleration, call for redemption or otherwise.

         "Maturity Date": With respect to any Mortgage Certificate or Mortgage Loan securing a Series, the date on which the last payment of principal of such Mortgage Certificate or Mortgage Loan shall be due and payable. In determining the Maturity Date of such a Mortgage Certificate or Mortgage Loan, all pre-payments received prior to the date of determination shall be taken into account.

         "Maximum Lifetime Note Rate": With respect to each ARM Loan, the interest rate set forth in the related Note as the maximum Note Rate thereunder, if any.

         "Minimum Lifetime Note Rate": With respect to each ARM Loan, the interest rate set forth in the related Note as the minimum Note Rate thereunder, if any.

         "Minimum Principal Distribution Balance": With respect to a Payment Date for a Series of Bonds, the balance, if any, by which (i) the aggregate Outstanding principal balance of the Bonds of the Series (before giving effect to any payments of principal on that Payment Date) plus the balance of any interest accrued and added on the immediately preceding Accounting Date to the principal balance of any Accretion Bonds included in such Series exceeds (ii) the Aggregate Collateral Value of the Mortgage Collateral securing the Series as of the most recent Principal Determination Date.

         "Monthly Remittance Report": The report provided to the Trustee pursuant to Section 12.09.

         "Mortgage Certificates": With respect to a Series, the GNMA Certificates, the Freddie Mac Certificates, the Fannie Mae Certificates and the Other Mortgage Certificates securing such Series.

         "Mortgage Collateral": With respect to a Series, together, the Mortgage Certificates and the Mortgage Loans securing such Series.

         "Mortgage Insurer": With respect to a Series, the insurance company or companies specified in the related Series Supplement or its subsidiaries, successors or any Affiliate.

         "Mortgage Loan Documents": With respect to each Mortgage Loan, the following documents:

                  (a) the original Note bearing a complete chain of endorsements, if necessary, from the initial payee thereunder to the Seller, with a further endorsement without recourse from the Seller in blank or to the Trustee or its Custodian, in a form specified in the related Sales Agreement, (or a copy or a duplicate original Mortgage Note, together with an affidavit certifying that the original thereof has been lost or destroyed) together with all related riders and addenda and any related surety or guaranty agreement, power of attorney and buydown agreement;

                  (b) the original recorded Security Instrument (or a copy thereof certified to be a true and correct reproduction of the original thereof by the appropriate public recording office) with evidence of recordation noted thereon or attached thereto, or, if the Security Instrument is in the process of being recorded, a photocopy of the Security Instrument, certified by an officer of the related Seller or the originator, the related title insurance company, the related closing/settlement/escrow agent or the related closing attorney to be a true and correct copy of the Security Instrument submitted for recordation;

                  (c) the original recorded assignment of the Security Instrument from the related Seller to the Trustee or its Custodian, in a form specified in the related Sales Agreement (or a copy thereof certified to be a true and correct reproduction of the original thereof by the appropriate public recording office) with evidence of recordation noted thereon or attached thereto, or, if the assignment is in the process of being recorded, a photocopy of the assignment, certified by an officer of the Seller to be a true and correct copy of the assignment submitted for recordation;

                  (d) each original recorded intervening assignment of the Security Instrument as is necessary to show a complete chain of title from the initial mortgagee (or beneficiary, in the case of a deed of trust) to the related Seller (or a copy of each such assignment certified to be a true and correct reproduction of the original thereof by the appropriate public recording office) with evidence of recordation noted thereon or attached thereto, or, if an assignment is in the process of being recorded, a photocopy of the assignment, certified by an officer of the Seller to be a true and correct copy of the assignment submitted for recordation;

                  (e) an original Title Insurance Policy or, if such policy has not yet been issued or is otherwise not available, (1) a written commitment to issue such policy issued by the applicable title insurance company and an officer's certificate of the related Seller certifying that all of the requirements specified in such commitment have been satisfied, (2) a preliminary title report if the related Mortgaged Premises is located in a state in which preliminary title reports are acceptable evidence of title insurance or (3) a certificate of an officer of the Seller certifying that a Title Insurance Policy is in full force and effect as to the related Security Instrument;

                  (f) for each Mortgage Loan identified in the related Agreement as having in place a Primary Mortgage Insurance Policy, a Primary Mortgage Insurance Policy or a certificate of primary mortgage insurance issued by the related Mortgage Insurer or its agent indicating that such a policy is in effect as to such Mortgage Loan or, if neither a policy nor a certificate of insurance from the related Mortgage Insurer is available, a certificate of an officer of the related Seller certifying that a Primary Mortgage Insurance Policy is in effect as to such Mortgage Loan;

                  (g) each related assumption agreement, modification, written assurance or substitution agreement, if any; and

                  (h) proof of the maintenance of a Standard Hazard Insurance Policy (and a flood insurance policy, if applicable) as to the related Mortgaged Premises.

         "Mortgage Loans": The mortgage loans pledged to the Trustee as security for a Series, and all renewals, extensions, substitutions and replacements thereof. Each Mortgage Loan pledged to the Trustee as security for a Series shall be listed in a schedule to the related Series Supplement.

         "Mortgaged Premises: The real property, together with improvements thereto, securing the indebtedness of the Borrower under the related Mortgage Loan.

         "Mortgagor Bankruptcy Bond" or "Mortgagor Bankruptcy Fund": With respect to a Series, a policy of insurance or Letter of Credit (or any other instrument required to avoid a downgrading of the then applicable rating on the Bonds of such Series by any Rating Agency rating the Bonds of such Series) to be issued by the company or companies specified in the related Series Supplement providing coverage with respect to each Mortgage Loan securing such Series in the event of the bankruptcy of the Borrower thereof.

         "Net Rate": Unless otherwise provided in the Series Supplement, with respect to each Mortgage Loan, the Note Rate minus the sum of the Servicing Fee Rate, Master Servicing Fee Rate and Credit Enhancement Rate, if any, as specified in the related Series Supplement.

         "Note": The note or other evidence of indebtedness of a Borrower with respect to a Mortgage Loan.

         "Note Rate": With respect to a Mortgage Loan, the annual interest rate required to be paid by a Borrower under the terms of the related Note.

         "Officer": With respect to any corporation, the Chairman of the Board of Directors, the President, any Vice President, the Secretary, any Assistant Secretary or the Treasurer of such corporation; with respect to any partnership, any general partner thereof; with respect to any bank or trust company acting as trustee of an express trust or as custodian, any trust officer or authorized officer thereof.

         "Officer's Certificate": For any Person, a certificate delivered to the Trustee that has been signed on behalf of that Person by an individual who is identified in that certificate as being an Officer of that Person or any other individual authorized to execute the certificate.

         "Opinion of Counsel": A written opinion of an attorney at law admitted to practice before the highest court of any state of the United States or the District of Columbia or a law firm that may, except as otherwise expressly provided in this Indenture, be counsel for the Depositor and who shall be satisfactory to the Trustee. Whenever an Opinion of Counsel is required hereunder, such opinion may rely on opinions of other counsel who are so admitted.

         "Original Mortgage Collateral": An item of Mortgage Collateral that is pledged to the Trustee under this Indenture as security for a Series on the Delivery Date of the Bonds of such Series.

         "Originator": For a Mortgage Loan, the Person that originated such Mortgage Loan.

         "Other Mortgage Certificate": A mortgage pass-through certificate or collateralized mortgage obligation other than a GNMA Certificate, Freddie Mac Certificate or Fannie Mae Certificate that is pledged to the Trustee under this Indenture and the related Series Supplement and all renewals, extensions, substitutions and replacements thereof. Each Other Mortgage Certificate pledged to the Trustee as security for a Series will be listed in a schedule to the related Series Supplement.

         "Outstanding":

         (1) With respect to Bonds of a Series, as of the date of determination, "Outstanding" refers to all Bonds of such Series theretofore authenticated and delivered under this Indenture except:

                  (i) Bonds theretofore canceled by the Bond Registrar or delivered to the Bond Registrar for cancellation;

                  (ii) Bonds or portions thereof for which payment or redemption money in the necessary amount has been theretofore deposited with the Trustee or any Paying Agent (other than the Depositor) in trust or set aside and segregated in trust by the Depositor for the Holders of such Bonds; provided, however, that, if such Bonds or portions thereof are to be redeemed, notice of such redemption has been duly given pursuant to this Indenture or provision therefor satisfactory to the Trustee has been made;

                  (iii) Bonds in exchange for or in lieu of which other Bonds have been authenticated and delivered pursuant to this Indenture unless proof satisfactory to the Trustee is presented that any such Bonds are held by a holder in due course; and

                  (iv) Bonds alleged to have been destroyed, lost or stolen for which replacement Bonds have been issued as provided in Section 3.06;

provided, however, that, in determining whether the Holders of the requisite principal amount of the Outstanding Bonds of any or all Series have given any request, demand, authorization, direction, notice, consent or waiver hereunder, Bonds owned by the Depositor or any other obligor upon the Bonds or any Affiliate of the Depositor or of such other obligor shall be disregarded and deemed not to be Outstanding, except that, in determining whether the Trustee shall be protected in relying upon any such request, demand, authorization, direction, notice, consent or waiver, only Bonds that the Trustee knows to be so owned shall be so disregarded. Bonds so owned which have been pledged in good faith may be regarded as Outstanding if the pledgee establishes to the satisfaction of the Trustee the pledgee's right so to act with respect to such Bonds and that the pledgee is not the Depositor or any other obligor upon the Bonds or any Affiliate of the Depositor or such other obligor.

         (2) With respect to Mortgage Collateral related to a Series as of any date, "Outstanding" refers to Mortgage Collateral related to a Series with a remaining principal balance.

         "Outstanding Mortgage Collateral Amount": Together, the aggregate of the outstanding principal balance of the Mortgage Certificates and the Mortgage Loans.

         "Paying Agent": Any Person authorized by the Depositor to pay the principal of or interest on any Bonds on behalf of the Depositor.

         "Payment Adjustment Date": With respect to each ARM Loan, the date on which the Borrower's monthly payment of principal and interest changes in accordance with the terms of the Note.

         "Payment Date": With respect to any Series or Class, each date specified as a Payment Date for the Bonds of such Series or Class in the related Series Supplement (or if such day is not a Business Day, the next succeeding Business Day, in the case of payments to be made on any Payment Date).

         "Periodic Payment Cap": With respect to an ARM Loan, the limit on the percentage increase or decrease that may be made on the monthly payment of principal and interest on any Payment Adjustment Date, as set forth in the Note.

         "Periodic Rate Cap": With respect to an ARM Loan, the limit, if any, on the percentage increase or decrease that may be made on the Note Rate on any Interest Adjustment Date, as set forth in the Note.

         "Permitted Encumbrance": With respect to any Mortgage Collateral securing a Series, (i) the lien created by a Mortgage Loan, (ii) liens for taxes, assessments, levies, fees and other governmental and similar charges either not yet due or being contested in an appropriate Proceeding which shall suspend the collection thereof, shall not expose any part of the Trust Estate securing such Series to loss, sale or forfeiture and shall not affect the payments to the Trustee of any amounts payable under this Indenture to the Trustee, and (iii) the exceptions to title set forth in any Title Insurance Policy.

         "Person": Any individual, corporation, limited liability company, partnership, joint venture, association, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

         "Pool Insurance Insurer": With respect to a Series, the issuer of the Pool Insurance Policy named in the related Series Supplement, or any successor thereto, or the named Insurer in any replacement policy obtained by the Master Servicer for such Series.

         "Pool Insurance Policy": With respect to a Series, any blanket mortgage insurance policy that may be provided for in the related Series Supplement as an addition to or in place of the Primary Mortgage Insurance Policies for the Mortgage Loans securing such Series, or any replacement policy.

         "Primary Mortgage Insurance Policy": The policy of primary mortgage insurance (including all endorsements thereto) issued by the Mortgage Insurer with respect to a Mortgage Loan, or any replacement policy.

         "Principal Determination Date": With respect to an accounting pursuant to Section 12.09, for all Mortgage Collateral (other than Freddie Mac Certificates) the first day of the month for which the accounting is given. For Freddie Mac Certificates the Principal Determination Date shall be the first day of the month preceding the month for which the accounting is given. The initial Principal Determination Date for a Series shall be the date or dates specified in the related Series Supplement.

         "Principal Prepayment": With respect to any Mortgage Loan or Mortgage Certificate securing a Series, a payment of principal on such Mortgage Loan or the mortgage loans underlying such Mortgage Certificate in excess of the scheduled principal payments.

         "Proceeding": Any suit in equity, action at law or other judicial or administrative proceeding.

         "Qualified Substitute Mortgage Loan": A Mortgage Loan substituted by the Depositor for a Deleted Mortgage Loan that must, on the date of such substitution, (i) have an Unpaid Principal Balance not greater than (and not more than $10,000 less than) the Unpaid Principal Balance of the Deleted Mortgage Loan, (ii) have a Note Rate not less than (and not more than one percentage point in excess of) the Note Rate of the Deleted Mortgage Loan, (iii) have a Net Rate equal to the Net Rate of the Deleted Mortgage Loan, (iv) have a remaining term to maturity not greater than (and not more than one year less than) that of the Deleted Mortgage Loan, (v) have a Loan-to-Value Ratio as of the first day of the month in which the substitution occurs equal to or less than the Loan-to-Value Ratio of the Deleted Mortgage Loan as of such date (in each case, using the value of the Mortgaged

Premises at origination, and after taking into account the Monthly Payment due on such date) and (vi) comply with each representation and warranty that had been assigned to the Trustee with respect to the Deleted Mortgage Loan. In addition, no ARM Loan may be substituted unless the Deleted Mortgage Loan is an ARM Loan, in which case, the substituted Mortgage Loan must also (A) have a Minimum Lifetime Note Rate that is not less than the Minimum Lifetime Note Rate on the Deleted Mortgage Loan, (B) have a Maximum Lifetime Note Rate that is not less than or 1% more than the Maximum Lifetime Note Rate on the Deleted Mortgage Loan, (C) provide for a lowest possible Net Rate that is not lower than the lowest possible Net Rate for the Deleted Mortgage Loan and a highest possible Net Rate that is not lower than the highest possible Net Rate for the Deleted Mortgage Loan, (D) have a Gross Margin not less than or 1% more than the Gross Margin of the Deleted Mortgage Loan, (E) have a Periodic Rate Cap equal to the Periodic Rate Cap on the Deleted Mortgage Loan, (F) have a next Interest Adjustment Date that is the same as the next Interest Adjustment Date for the Deleted Mortgage Loan or occurs not more than two months prior to the next Interest Adjustment Date for the Deleted Mortgage Loan, (G) not have a permitted increase or decrease in the Monthly Payment on each Payment Adjustment Date less than or 1% more than the permitted increase or decrease applicable to the Deleted Mortgage Loan, and (H) not be a Mortgage Loan convertible from a variable to a fixed Note Rate unless the Deleted Mortgage Loan is so convertible. In the event that more than one Mortgage Loan is substituted for a Deleted Mortgage Loan, the amount described in clause (i) hereof shall be determined on the basis of aggregate Unpaid Principal Balances, the rates described in clauses (iii), (A), (B) and (C) hereof shall be determined on the basis of weighted average Note Rates and Net Rates, as the case may be, the terms described in clause (iv) hereof shall be determined on the basis of weighted average remaining terms to stated maturity, provided that no Qualified Substitute Mortgage Loan may have an original term to maturity beyond the latest original term to maturity of any Mortgage Loan pledged to the Trustee on the Closing Date for the related Series, the Gross Margins described in clause (D) hereof shall be determined on the basis of weighted average Gross Margins, and the Interest Adjustment Dates described in clause (F) hereof shall be determined on the basis of weighted average Interest Adjustment Dates.

         "Rating Agency": Any nationally recognized statistical rating organization rating any Series at the request of the Depositor at the time of the issuance of such Series as specified in the related Series Supplement.

         "Record Date": With respect to any Payment Date for a Series or Class, the close of business on the day specified as the Record Date for the Bonds of such Series or Class in the related Series Supplement.

         "Records": All of the books, ledgers, documents, communications, writings, schedules, reconciliations, controls, computer data, printouts, programs, tapes and other electronic data processing storage devices, and all other data relating to or maintained in connection with the Mortgage Loans, excluding, however, the Loan Documents.

         "Redemption Date": With respect to any Series or Class, the date specified for a redemption of the Bonds of such Series or Class pursuant to
Section 11.01.

         "Redemption Price": With respect to any Bond of a particular Series or Class to be redeemed pursuant to Section 11.01 hereof, an amount equal to the percentage specified in the related Series Supplement of the unpaid principal amount, or unpaid Compound Value in the case of any Accretion Bond, of such Bond to be redeemed, together with accrued and unpaid interest thereon at the applicable Bond Interest Rate to the date specified in the related Series Supplement.

         "Redemption Record Date": With respect to any redemption of Bonds of a Series, a date fixed pursuant to Section 11.01.

         "Registered Holder": The Person whose name appears on the Bond Register as the registered holder of a Bond.

         "REO": A Mortgaged Premises acquired by a Master Servicer on behalf of the Bondholders through foreclosure or deed-in-lieu of foreclosure.

         "Reserve Fund":  The meaning specified in Section 12.04.

         "Sale":  The meaning contemplated in Section 6.18.

         "Sales Agreement": Any agreement between a Seller and the Depositor relating to the sale of Mortgage Collateral to the Depositor.

         "Schedule of Mortgage Collateral": The Mortgage Collateral securing a Series listed in a schedule or schedules to the related Series Supplement.

         "Security Instrument": The mortgage, deed of trust or other instrument securing a Note.

         "Security Instrument Assignment": The document that transfers all the rights of the secured party pursuant to a transferee for valid consideration.

         "Seller": With respect to each Mortgage Loan or Mortgage Certificate, any Person other than the Depositor that executes a Sales Agreement.

         "Series": A separate Series of Bonds issued pursuant to this Indenture that may, as provided in the related Series Supplement, be divided into one or more Classes and, if divided into two or more Classes, may include one or more Classes of Accretion Bonds.

         "Series Supplement": An indenture supplemental to this Indenture that authorizes a particular Series.

         "Series Year Reporting Date": The date, as specified in the related Series Supplement, with respect to which a Yearly Accountants' Certificate shall be delivered pursuant to Section 13.01(d).

         "Servicer Mortgage Loan File": As defined in the related Servicing Agreement.

         "Servicing Agreement": With respect to a Series, each Servicing Agreement pursuant to which the Master Servicer of a Mortgage Loan has agreed to perform all the duties incident to the servicing of such Mortgage Loan, as such agreement may be amended or modified; provided, however, that any such amendment or modification shall not materially adversely affect the interests and rights of Bondholders.

         "Servicing Fee Rate": The per annum rate specified in a Servicing Agreement as the rate to be used in determining the fee payable to the Master Servicer.

         "Special Hazard Fund": A fund pledged to the Trustee to cover risks comparable to those covered by a Special Hazard Insurance Policy and funded, from time to time, by cash, securities, Eligible Investments, a Letter of Credit or other instrument acceptable to the Rating Agency as described in the related Series Supplement.

         "Special Hazard Insurance Policy": With respect to a Series, the Special Hazard Insurance Policy to be issued by the Special Hazard Insurer named in the related Series Supplement or any replacement policy obtained by the Master Servicer for such Series pursuant to the Servicing Agreement for such Series.

         "Special Hazard Insurer": With respect to a Series, the issuer of the Special Hazard Insurance Policy named in the related Series Supplement, or any successor thereto, or the named Insurer in any replacement policy obtained by the Master Servicer for such Series.

         "Special Record Date": With respect to the payment of any defaulted interest and principal for Bonds of a Series, a date fixed by the Trustee pursuant to Section 3.07.

         "Standard Hazard Insurance Policy": With respect to a Mortgage Loan, the hazard insurance policy issued by a company authorized to issue such policies in the state in which the Mortgaged Premises securing such Mortgage Loan is located.

         "Stated Maturity": With respect to any Bond of a Series, the date specified in such Bond as the fixed date on which the final installment of the principal of such Bond is due and payable.

         "Subsequent Delivery Date": A date fixed by the Depositor for the substitution of Substitute Mortgage Collateral for Original Mortgage Collateral.

         "Substitute Mortgage Collateral": An item of Mortgage Collateral that is pledged to the Trustee under this Indenture as security for a Series as provided in Section 3.11 in lieu of an item of Original Mortgage Collateral pledged to the Trustee as security for such Series.

         "Supplement":  An indenture supplemental to this Indenture.

         "Surplus": With respect to each Payment Date for a Series, the aggregate cash available in the Collateral Proceeds Account in excess of the obligation to make payments on the Series on such Payment Date pursuant to the related Series Supplement.

         "Surplus Account":  The account established pursuant to Section 12.07.

         "Surplus Balance": With respect to any Series, the difference as of any determination date between the Aggregate Collateral Value and the outstanding aggregate principal balance of the related Bonds.

         "Termination of Book-Entry System":

         "Title Insurance Policy": With respect to a Mortgage Loan, the policy of mortgagee's title insurance issued in respect of the Mortgaged Premises securing such Mortgage Loan or a binder or commitment therefor, or in lieu of such policy, an attorney's opinion of title.

         "Trust Estate": With respect to a Series, the meaning specified in the granting clause of the related Series Supplement.

         "Trust Indenture Act" or "TIA": The Trust Indenture Act of 1939 as in force at the Date of Execution, unless otherwise specifically provided.

         "Trustee": Texas Commerce Bank National Association, a national banking corporation, unless a successor Person shall have become the Trustee pursuant to the applicable provisions of this Indenture, and thereafter "Trustee" shall mean such successor Person.

         "Trustee Mortgage Loan File": With respect to each Mortgage Loan, the meaning assigned to such term in the Servicing Agreement except that the Trustee Mortgage Loan File may, in lieu of the original documents required by the Servicing Agreement, include (i) documents certified as true and correct by the appropriate public recording office and (ii) Title Insurance Policies certified as true and correct by the applicable title insurance company.

         "Trustee Officer": With respect to the Trustee, the chairman or vice-chairman of the board of directors, the chairman or vice-chairman of the executive committee of the board of directors, the president or any vice-president, any assistant vice-president, any assistant secretary, any assistant treasurer, or other trust officer or assistant trust officer in the corporate trust department of the Trustee and, with respect to a particular corporate trust matter, any other officer to whom such matter is referred because of his knowledge of and familiarity with the particular subject.

         "Unpaid Principal Balance": With respect to any Mortgage Loan, the outstanding principal balance payable by the Borrower under the terms of the Note.

         "VA": The U.S. Department of Veterans Affairs or any successor thereof.

         "Vice President": Any vice president, irrespective of whether such title is modified by any other forms preceding or following.

         "Yearly Accountants' Certificate": A certificate setting forth certain information required by Section 13.01(d).


                                   ARTICLE TWO

                                    BOND FORM

Section 2.01      Forms Generally.

         The Bonds of a Series and the Trustee's certificate of authentication shall be in substantially the forms set forth in the related Series Supplement, with such appropriate insertions, omissions, substitutions and other variations as are required or permitted by this Indenture, or any Series Supplement, and may have such letters, numbers or other marks of identification and such legends or endorsements placed thereon as may be required to comply with the rules of any securities exchange on which the Bonds may be listed or as may, consistently herewith, be determined by the officers of the Depositor executing such Bonds, as evidenced by their execution of such Bonds. Any portion of the text of any Bond may be set forth on the reverse thereof, with an appropriate reference thereto on the face of the Bond.

         The definitive Bonds shall be typewritten, printed, lithographed or engraved or produced by any combination of these methods on steel engraved borders or may be produced in any other manner permitted by any Series Supplement or the rules of any securities exchange on which the Bonds may be listed, all as determined by the officers of the Depositor executing such Bonds, as evidenced by their execution of such Bonds.

Section 2.02      Form of Bonds.

         The form of each Class of Bonds for a Series shall be that specified in the Series Supplement for such Series.


                                  ARTICLE THREE

                                    THE BONDS

Section 3.01 Amount Unlimited; Bonds Issuable in Series and Classes; Certain Related Provisions.

         The aggregate principal amount of Bonds that may be authenticated and delivered under this Indenture is unlimited.

         The Bonds may, at the election of and as authorized by the Board of Directors, be issued in one or more Series, each of which Series may be issued in one or more Classes which may include one or more Classes of Accretion Bonds, and shall be designated generally as the "Collateralized Mortgage Bonds" of the Depositor, with such further particular designations added or incorporated in such title for the Bonds or any particular Series or Class as an Depositor Officer may determine. Each Bond shall bear upon the face thereof the designation so selected for the Series to which it belongs. All Bonds of the same Series and Class shall be identical in all respects except for the denominations thereof. All Bonds of all Classes within one Series at any time Outstanding (other than Accretion Bonds in such Series) shall be identical except for differences among the Bonds of the different Classes within such Series in Bond Interest Rates, priorities as to the payment of interest, repayment of principal, and Stated Maturities. All Bonds of a Class of a particular Series issued under this Indenture shall be in all respects equally and ratably entitled to the benefits hereof without preference, priority or distinction on account of the actual time or times of authentication and delivery, all in accordance with the terms and provisions of this Indenture.

         Each Series of Bonds shall be created by a Series Supplement authorized by a Depositor Officer and establishing the terms and provisions of such Series. The several Series may differ as between Classes or Series, in respect of any of the following matters:

         (a)      designation of the Series;

         (b)      Accounting Dates;

         (c)      Accrual Date;

         (d) the number of Classes and the maximum aggregate principal amount of Bonds of each such Class that may be issued;

         (e)      the Bond Interest Rate for each Class;

         (f)      the Stated Maturities for each Class;

         (g) the basis for principal payments on the Bonds of a Class, pro rata or random lot;

         (h)      place or places for the payment of principal;

         (i)      denominations;

         (j)      Payment Dates;

         (k)      the Mortgage Collateral that will secure the Series;

         (l)      the method for determining Collateral Value;

         (m)      the Collateral Value Discount Rate (if applicable);

         (n)      the Rating Agency rating the Bonds;

         (o) the amount, if any, to be deposited on the Delivery Date in the Collateral Proceeds Account for such Series;

         (p) the manner in which the Reserve Fund, if any, is to be funded and the amount, if any, to be deposited on the Delivery Date in the Reserve Fund for such Series;

         (q) the types of Insurance Policies required for the Mortgage Loans, if any, to be included as part of the Mortgage Collateral for such Series;

         (r) the provisions for redemption of the Bonds of such Series by the Depositor;

         (s) whether the Bonds of a Class or Series are to be issued in certificated or Book-Entry form;

         (t)      the dates on which Monthly Remittance Reports are due;

         (u)      the Series Year Reporting Date;

         (v) provisions with respect to the definitions set forth in Article One that require or permit further specification in the related Series Supplement; and

         (w) any other provisions expressing or referring to the terms and conditions upon which the Bonds of that Series are to be issued under this Indenture and supplementing or modifying the provisions of this Indenture.

         In authorizing the issuance of any Series, a Depositor Officer shall determine all matters in respect of the Bonds of such Series permitted in clauses (a) to (w) inclusive and shall also determine and specify the forms of Bonds of such Series.

Section 3.02      Denominations.

         The Bonds of each Series shall be issuable in registered certificated or Book-Entry form, as specified in the related Series Supplement, in the denominations as to each Class set forth in the related Series Supplement, provided that one Bond of each Class of such Series may be issued in such denomination as may be necessary to represent the remainder of the initial aggregate principal amount of the Bonds of such Class of such Series.

Section 3.03      Execution, Authentication, Delivery and Dating.

         The Bonds shall be executed on behalf of the Depositor by its President or one of its Vice Presidents and attested by its Secretary or one of its Assistant Secretaries. The signature of any of these Officers on the Bonds may be manual or facsimile.

         Bonds bearing the manual or facsimile signatures of individuals who were at any time the proper Officers of the Depositor shall bind the Depositor, notwithstanding the fact that such individuals or any of them have ceased to hold such offices prior to the authentication and delivery of such Bonds or did not hold such offices at the date of issuance of such Bonds.

         At any time and from time to time after the execution and delivery of this Indenture, the Depositor may deliver Bonds executed by the Depositor to the Trustee for authentication; and the Trustee shall authenticate and deliver such Bonds as in this Indenture provided and not otherwise.

         Unless otherwise provided in the related Series Supplement, each Bond shall be dated as of the date of its authentication, except that those Bonds delivered on the Delivery Date shall be dated as of the Accrual Date.

         No Bond in certificated form shall be entitled to any benefit under this Indenture or be valid or obligatory for any purpose, unless there appears on such Bond a certificate of authentication substantially in the form provided for in the related Series Supplement executed by the Trustee by the manual signature of one of its authorized Officers, and such certificate upon any Bond shall be conclusive evidence, and the only evidence, that such Bond has been duly authenticated and delivered hereunder.

Section 3.04      [Reserved].

Section 3.05      Registration, Registration of Transfer and Exchange.

         The Depositor shall cause to be kept a "Bond Register" in which, subject to such reasonable regulations as it may prescribe, the Depositor shall provide for the registration of Bonds and the registration of transfers of Bonds in certificated form. The Trustee is hereby initially appointed "Bond Registrar" for the purpose of registering Bonds and transfers of Bonds in certificated form as herein provided.

         If a Person other than the Trustee is appointed by the Depositor as Bond Registrar, the Depositor will give the Trustee prompt written notice of the appointment of a Bond Registrar and of the location, and any change in the location, of the Bond Register, and the Trustee shall have the right to inspect the Bond Register at all reasonable times and to obtain copies thereof and the right to rely upon a certificate executed on behalf of the Bond Registrar by an Officer thereof as to the names and addresses of the Holders of the Bonds and the principal amounts and numbers of such Bonds.

         Upon surrender for registration of transfer of any Bond in certificated form at the office or agency of the Depositor to be maintained as provided in
Section 9.02, the Depositor shall execute, and the Trustee shall authenticate and deliver, in the name of the designated transferee or transferees, one or more new Bonds of any authorized denominations of the same Series and Class and of a like aggregate principal amount.

         At the option of the Holder, Bonds in certificated form may be exchanged for other Bonds of the same Series and Class in any authorized denominations and of the like aggregate principal amount, upon surrender of such Bonds to be exchanged at such office or agency. Whenever any Bonds in certificated form are so surrendered for exchange, the Depositor shall execute, and the Trustee shall authenticate and deliver, the Bonds that the Bondholder making the exchange is entitled to receive.

         All Bonds in certificated form issued upon any registration of transfer or exchange of Bonds shall be the valid obligations of the Depositor, evidencing the same debt, and entitled to the same benefits under this Indenture, as the Bonds surrendered upon such registration of transfer or exchange.

         Every such Bond presented or surrendered for registration of transfer or exchange shall (if so required by the Depositor or the Trustee) be duly endorsed, or be accompanied by a written instrument of transfer in form satisfactory to the Depositor and the Trustee duly executed by the Holder thereof or his attorney duly authorized in writing with such signature guaranteed by a commercial bank or trust company located, or having a correspondent located, in the City of New York or the city in which the Corporate Trust Office is located, or by a member firm of a national securities exchange, and by such other documents as the Trustee may require.

         No service charge shall be made to a Holder for any registration of transfer or exchange of Bonds in certificated form, but the Depositor may require payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in connection with any registration of transfer or exchange of such Bonds, other than exchanges pursuant to Section 3.04 and 10.06 not involving any transfer.

         Payment and transfer procedures for Bonds in Book-Entry form shall be as specified in the related Series Supplement.

Section 3.06      Mutilated, Destroyed, Lost or Stolen Bonds.

         If (a) any mutilated Bond is surrendered to the Trustee, or the Depositor and the Trustee receive evidence to their satisfaction of the destruction, loss or theft of any Bond, and (b) there is delivered to the Depositor and the Trustee such security or indemnity as may be required by them to save each of them harmless, then, in the absence of notice to the Depositor or the Bond Registrar that such Bond has been acquired by a bona fide purchaser, the Depositor shall execute and upon its request the Trustee shall authenticate and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Bond, a new Bond of the same Series, Class, tenor and principal amount, bearing a number not contemporaneously outstanding; provided, however, that if any such mutilated, destroyed, lost or stolen Bond shall have become or shall be about to become due and payable, or shall have been selected or called for redemption, instead of issuing a new Bond, the Depositor may pay such Bond without surrender thereof, except that any mutilated Bond shall be surrendered. If, after the delivery of such new Bond or payment of a destroyed, lost or stolen Bond pursuant to the proviso to the preceding sentence, a bona fide purchaser presents for payment such original Bond, the Depositor and the Trustee shall be entitled to recover such new Bond (or such payment) from the Person to whom it was delivered or any Person taking such new Bond from such Person, except a bona fide purchaser thereof, and shall be entitled to recover upon the security or indemnity provided therefor to the extent of any loss, damage, cost or expenses incurred by the Depositor or the Trustee in connection therewith.

         Upon the issuance of any new Bond under this Section, the Depositor may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other reasonable expenses (including the fees and expenses of the Trustee) connected therewith.

         Every new Bond issued pursuant to this Section in lieu of any mutilated, destroyed, lost or stolen Bond shall constitute an original additional contractual obligation of the Depositor, whether or not the mutilated, destroyed, lost or stolen Bond shall be at any time enforceable by anyone, and shall be entitled to all the benefits of this Indenture equally and proportionately with any and all other Bonds of the same Series and Class duly issued hereunder.

         The provisions of this Section are exclusive and shall preclude (to the extent lawful) all other rights and remedies with respect to the replacement or payment of mutilated, destroyed, lost or stolen Bonds.

Section  3.07 Payment of Principal and Interest; Principal and Interest Rights
              Preserved.

         (a) The Current Interest Bonds of each Class shall bear interest for each Due Period at the Bond Interest Rate for the Bonds of such Class, which interest shall be due and payable on each Payment Date on the unpaid principal amount of the Bonds of such Class determined as of the Accounting Date relating to such Payment Date, commencing on the date specified in the related Series Supplement and continuing on each Payment Date thereafter until the entire unpaid principal amount of the Bonds of such Class is paid, whether by acceleration or otherwise, and (to the extent lawful and enforceable) shall bear interest on overdue interest at the Bond Interest Rate for the Bonds of such Class.

         (b) Until the entire unpaid principal balance of each Class of Bonds of a Series with a prior Stated Maturity is paid in full or such other date as specified in the related Series Supplement, interest for each Due Period on any Accretion Bonds of the same Series shall be compounded at the Bond Interest Rate of such Accretion Bonds on each Accounting Date for that Class on the unpaid Compound Value of such Accretion Bonds determined as of such Accounting Date, commencing on the first Accounting Date for such Class as specified in the related Series Supplement, and on each Accounting Date thereafter.

         On the Payment Date on which the entire unpaid principal balance of each Class of Bonds of a Series with a prior Stated Maturity is paid in full or such other date as specified in the related Series Supplement, any remaining portion of the amount then payable on such Payment Date shall be paid as interest on the Accretion Bonds of the same Series and, to the extent that such amount is less than the amount of the interest accrued on such Accretion Bonds for the immediately preceding Due Period, the difference shall be added to the Compound Value of the Bonds of such Class as of the Accounting Date preceding that Payment Date. Thereafter, such Accretion Bonds shall bear interest at the Bond Interest Rate for such Accretion Bonds, which interest shall be due and payable for each Due Period on each Payment Date on the unpaid Compound Value of such Accretion Bonds determined as of the Accounting Date immediately preceding such Payment Date until the entire unpaid Compound Value of such Accretion Bonds is paid, whether by acceleration or otherwise, and (to the extent lawful and enforceable) shall bear interest on overdue interest at the Bond Interest Rate for the Bonds of such Class. Notwithstanding the foregoing, in the event that each Class of Current Interest Bonds of a Series with a prior Stated Maturity is paid in full and that the payment of principal and interest on the Mortgage Collateral securing such Series is insufficient at that time to pay the full amount of required interest on any Accretion Bond on any Payment Date, the amount of interest that is not available shall be added to the Compound Value of such Accretion Bonds.

         (c) The principal of the Bonds of a Series shall be payable as specified in the related Series Supplement until the entire unpaid principal balance of the Bonds of such Series is paid. All payments of principal of the Bonds of a Class within a Series shall be allocated on a pro rata basis.

         (d) Interest on and principal of Bonds issued in certificated form shall be payable by check (subject to collection) mailed to the Person entitled thereto at his address as it appears on the Bond Register, except for the final payment due on Maturity of a certificated Bond of a Series, which, unless otherwise provided by a Series Supplement, shall be made only upon presentation and surrender of such Bond at the office or agency of the Depositor maintained for that purpose as provided in Section 9.02. In the case of any certificated Bond upon which the final payment is due on the Maturity of such Bond, the Depositor or, at the Depositor's request, the Trustee in the name and at the expense of the Depositor, shall notify the Person entitled thereto at his address as it appears on the Bond Register that such Bond is to be paid in full. Such notice shall be mailed as soon as practicable, and in any event no later than the Payment Date on which the final payment is to be made on such Bond, and shall specify the place where such Bond may be presented and surrendered for final payment. If so provided in the related Series Supplement, upon timely receipt by the Trustee of instructions and the payment of any required charge or fee, the Trustee may make payments of principal and interest to certain Bondholders by wire transfer of immediately available funds.

         (e) Except to the extent provided in Section 6.21 or as may be otherwise specifically provided by Series Supplement, interest on and principal of the Bonds of a Series shall be payable solely from the proceeds of the Trust Estate Granted in the related Series Supplement.

         (f) The Holders of the Bonds of a Class as of the Record Date in respect of a Payment Date shall be entitled to the interest accrued and payable and principal payable on such Payment Date with respect to the Bonds of such Class. Payments of principal to such Holders shall be made in the proportion that the unpaid principal balance of the Bonds of such Class registered in the name of each such Holder on such Record Date bears to the aggregate unpaid principal balance of all Bonds of such Class on such Record Date. Any such payments that are mailed and returned to the Paying Agent shall be held for payment as herein provided at the office or agency of the Depositor to be maintained as provided in Section 9.02.

         (g) Unless otherwise provided in the related Series Supplement, any interest on the Bonds of a Series that is payable, but is not punctually paid or duly provided for, on any Payment Date ("Defaulted Interest") shall forthwith cease to be payable to the Holder on the relevant Record Date by virtue of having been such Holder; and such Defaulted Interest shall be paid by the Depositor, at its election in each case, as provided in Clause (1) or Clause (2) below:

             (1) The Depositor may elect to make payment of any Defaulted Interest to the Holders of the Bonds of such Series as of the close of business on a record date for the payment of such Defaulted Interest (the "Special Record Date"), which shall be fixed in the following manner. The Depositor shall notify the Trustee in writing of the amount of Defaulted Interest proposed to be paid on each Bond and the date of the proposed payment, which date shall be no earlier than 45 days after such notification (unless a shorter time shall be acceptable to the Trustee), and at the same time the Depositor shall deposit with the Trustee an amount of money equal to the aggregate amount proposed to be paid in respect of such Defaulted Interest or shall make arrangements satisfactory to the Trustee for such deposit prior to the date of the proposed payment, such money when deposited to be held in trust for the benefit of the Persons entitled to such Defaulted Interest as in this Clause provided. Thereupon the Trustee shall fix a Special Record Date for the payment of such Defaulted Interest which shall be not more than 15 nor less than 10 days prior to the date of the proposed payment and not less than 10 days after the receipt by the Trustee of the notice of the proposed payment. The Trustee shall promptly notify the Depositor of such Special Record Date and the Depositor shall either mail, or cause to be mailed, notice of the proposed payment of such Defaulted Interest and of the Special Record Date. Such notice shall be sent by first-class mail, postage prepaid, to each Holder of Bonds of such Series at his address as it appears in the Bond Register, not less than 10 days prior to such Special Record Date. Notice of the proposed payment of such Defaulted Interest and of the Special Record Date therefor having been mailed as aforesaid, such Defaulted Interest shall be paid to the Holders of the Bonds of such Series as of the close of business on such Special Record Date and shall no longer be payable pursuant to the following Clause (2).

                  (2) The Depositor may make payment of any Defaulted Interest in any other lawful manner not inconsistent with the requirements of any securities exchange on which the Bonds may be listed, and upon such notice as may be required by such exchange, if, after notice given by the Depositor to the Trustee of the proposed payment pursuant to this Clause, such manner of payment shall be deemed practicable by the Trustee.

         (h) Subject to the foregoing provisions of this Section, each Bond of a Series delivered under this Indenture and the related Series Supplement upon registration of transfer of or in exchange for or in lieu of any other Bond shall carry the rights to unpaid interest and principal that were carried by such other Bond.

Section 3.08      Persons Deemed Owners.

         Prior to due presentment for registration of transfer of any Bond, the Depositor, the Trustee and any agent of the Depositor or of the Trustee may treat the Person in whose name any Bond is registered as the owner of such Bond for the purpose of receiving payments of principal, premium, if any, and interest on such Bond and for all other purposes whatsoever (whether or not such Bond is overdue), and neither the Depositor, the Trustee nor any agent of the Depositor or the Trustee shall be affected by notice to the contrary.

Section 3.09      Cancellation.

         All Bonds surrendered for payment, registration of transfer, exchange or redemption shall, if surrendered to any Person other than the Trustee, be delivered to the Trustee and shall be promptly canceled by it. The Depositor may at any time deliver to the Trustee for cancellation any Bonds previously authenticated and delivered hereunder that the Depositor may have acquired in any manner whatsoever, and all Bonds so delivered shall be promptly canceled by the Trustee. No Bonds shall be authenticated in lieu of or in exchange for any Bonds canceled as provided in this Section, except as expressly permitted by this Indenture. All canceled Bonds held by the Trustee shall be destroyed unless the Depositor shall direct by a Depositor Order that they be returned to it.

Section 3.10      [Reserved].

Section 3.11      Limited Right to Substitute Collateral.

         (a) Unless otherwise provided in the related Series Supplement, on any Subsequent Delivery Date for any Series, the Depositor shall have the right to pledge to the Trustee under a Series Supplement as security for the Series, in substitution for any one or more items of Original Mortgage Collateral securing such Series, one or more items of Substitute Mortgage Collateral as long as each such item of Substitute Mortgage Collateral has (a) a Collateral Value at least equal to the Collateral Value of the item of Original Mortgage Collateral for which such item of Substitute Mortgage Collateral is substituted, in each case determined on the last preceding Due Date with respect to such item of Mortgage Collateral before taking into account payments received by the Trustee on such Due Date, and (b) an interest rate within one percentage point of, and a Maturity Date within 180 days of, such item of Original Mortgage Collateral for which it is substituted.

                  On the Subsequent Delivery Date, the Depositor shall have the right to deliver and pledge to the Trustee as security for the Series in exchange for each such item of Original Mortgage Collateral (1) the item of Substitute Mortgage Collateral plus (2) cash in an amount equal to the payment of principal and interest paid or to be paid on such Substitute Mortgage Collateral during the month of the Subsequent Delivery Date.

                  Upon such substitution, all of the Depositor's right, title and interest to the item of Substitute Mortgage Collateral shall be assigned to the Trustee pursuant to Section 4.02(2) or (3) of this Indenture, and the Depositor shall receive (1) the item of Original Mortgage Collateral for which the item of Substitute Mortgage Collateral was substituted and (2) all Collateral Proceeds received on the Due Date in the month of the Subsequent Delivery Date by the Trustee on the item of Original Mortgage Collateral delivered to the Depositor. The Trustee shall also receive, not later than the Subsequent Delivery Date, an Officer's Certificate of the Depositor and of the Master Servicer to the effect that:

                  (1) all instruments furnished to the Trustee in connection with such substitution conform in all material respects to the requirements of this Indenture and the related Series Supplement and constitute sufficient authority hereunder for the Trustee to permit the substitution then applied for;

                  (2) all conditions precedent provided for in this Indenture and the related Series Supplement relating to the substitution then applied for have been complied with and the Depositor is duly entitled to effect such substitution; and

                  (3) each item of Substitute Mortgage Collateral has been duly and validly assigned to the Trustee free and clear of any lien, mortgage, pledge, charge, security interest or other encumbrance that is prior to the lien of the Indenture, and each Mortgage Certificate either has been registered in the name of the Trustee, its agent or nominee or has been delivered to the Trustee for registration in the name of the Trustee, its agent or nominee.

         (b) The Depositor shall also have the right to pledge, under a Supplement, on any date:

                  (1) in substitution of one or more items of Mortgage Collateral directly securing such Series, one or more collateralized mortgage obligations secured by the same items of Mortgage Collateral; or

                  (2) in substitution of one or more collateralized mortgage obligations pledged to secure such Series and secured by Mortgage Collateral, a direct pledge of the Mortgage Collateral that secured the collateralized mortgage obligations provided, however, that in each case the Trustee shall have received a writing addressed to the Trustee from each Rating Agency to the effect that such substitution will not result in the lowering of its then rating of such Series of Bonds.

         (c) Notwithstanding any other provision of this Section to the contrary
(i) the Depositor's right to substitute Mortgage Collateral is limited to substitutions that are made pursuant to the terms of, and that take place within the time constraints provided in, the Sales Agreement and (ii) any item of Substitute Mortgage Collateral that is a Mortgage Loan must be a Qualified Substitute Mortgage Loan.

Section 3.12      Book-Entry Bonds.

         If the Series Supplement for a Series so provides, Bonds of the Series shall be issued initially as a single certificate in the name of a Clearing Agency maintaining book-entry records with respect to ownership and transfer of Book-Entry Bonds of such Series, or its nominee. In such case, the Trustee shall deal with the Clearing Agency and Clearing Agency Participants as representatives of the Beneficial Owners of Book-Entry Bonds of such Series for purposes of exercising the rights of Bondholders hereunder, and the rights of Beneficial Owners with respect to such Book-Entry Bonds shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and Clearing Agency Participants. Beneficial Owners of Book-Entry Bonds shall not be entitled to certificates for the Book-Entry Bonds as to which they are the Beneficial Owners. Requests and directions from, and votes of, such representatives shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners. Without the consent of the Depositor and the Trustee, a Book-Entry Bond may not be transferred by the Clearing Agency except to another Clearing Agency that agrees to hold the Book-Entry Bond for the account of the Beneficial Owners.

                                  ARTICLE FOUR

                      AUTHENTICATION AND DELIVERY OF BONDS

Section 4.01      General Provisions.

         At any time after the execution and delivery of this Indenture, Bonds of any one or more Series may from time to time be executed by the Depositor and delivered to the Trustee for authentication and thereupon the same shall be authenticated and delivered by the Trustee upon Depositor Request and upon compliance with the conditions of Section 4.02, and upon receipt by the Trustee of the following:

                  (1) an Officer's Certificate evidencing the authorization of the execution, authentication and delivery of the Bonds and specifying the Series, the Classes within such Series and their respective Stated Maturities and the principal amounts and Bond Interest Rates of each Class of such Series of Bonds to be authenticated and delivered;

                  (2) an Officer's Certificate evidencing the authorization of the execution, authentication, and delivery of this Indenture;

                  (3) in case the Bonds to be authenticated and delivered are of any Series not theretofore created, an appropriate Series Supplement, accompanied by an Officer's Certificate evidencing the authorization of such Series Supplement (and, in the case of the first Series to be authenticated and delivered hereunder, this Indenture), designating the new Series to be created and prescribing, consistent with the applicable provisions of this Indenture, the terms and provisions relating to the Bonds of such Series;

                  (4) either (i) a certificate or other official document evidencing the due authorization, approval or consent of any governmental body or bodies at the time having jurisdiction in the premises, together with an Opinion of Counsel that the Trustee is entitled to rely thereon and that the authorization, approval or consent of no other governmental body is required for the valid issuance of such Series, or (ii) an Opinion of Counsel that no such authorization, approval or consent of any governmental body is required except for such registrations as are required under the Securities Act of 1933, the TIA, and the "Blue Sky" securities and real estate syndication laws of any state;

                  (5) an Opinion of Counsel, dated not earlier than the Depositor Order, to the effect that:

                           (a) all instruments furnished to the Trustee in
                  connection with such Bonds conform in all material respects to the requirements of this Indenture and the related Series Supplement and constitute sufficient authority hereunder for the Trustee to authenticate and deliver the Bonds then applied for;

                           (b) all conditions precedent provided for in this
                  Indenture and the related Series Supplement relating to the authentication and delivery of the Bonds then applied for have been complied with, and the Depositor is duly entitled to the authentication and delivery of such Bonds;

                           (c) all laws and requirements with respect to the
                  form and execution by the Depositor of the related Series Supplement and the execution and delivery by the Depositor of the Bonds then applied for have been complied with;

                           (d) the Depositor has corporate power and authority
                  to execute and deliver the related Series Supplement (and, in the case of the first Series to be authenticated and delivered hereunder, this Indenture), and to issue such Bonds and has duly taken all necessary corporate action for those purposes;

                           (e) this Indenture is, and the related Series
                  Supplement as executed and delivered, and the Bonds then applied for, when issued, delivered, authenticated and paid for, will be, the valid, legal and binding obligations of the Depositor enforceable in accordance with their terms, subject to bankruptcy, reorganization, insolvency and other laws affecting the enforcement of creditors' rights generally and to general principles of equity (regardless whether such enforceability is considered in a Proceeding in equity or at law);

                           (f) the Bonds then applied for, when issued, will be
                  entitled to the benefits of this Indenture and the related Series Supplement, equally and ratably with all other Bonds of a Class of such Series, if any, theretofore issued, delivered, authenticated and paid for and then Outstanding hereunder;

                           (g) the amount of Bonds then Outstanding under this
                  Indenture, including the Bonds then applied for, will not exceed the amount permitted by law;

                           (h) this Indenture has been duly qualified under the
                  Trust Indenture Act and that no qualification of the related Series Supplement under the Trust Indenture Act is necessary;

                           (i) the Depositor has the corporate power and
                  authority to assign, pledge and deposit the Trust Estate with the Trustee as security for such Series and has duly authorized such assignment, pledge and deposit with the Trustee by all necessary corporate action; and

                           (j) each Mortgage Certificate or Mortgage Loan
                  constituting part of the Trust Estate for such Series complies with the requirements therefor in the applicable Series Supplement, if any, and has been duly and validly assigned to the Trustee, each Mortgage Certificate either has been registered in the name of the Trustee, its nominee or agent, or has been delivered to the Trustee for registration in the name of the Trustee, its nominee or agent, and all steps required by the applicable rules of GNMA, Freddie Mac, Fannie Mae or the issuer of the Other Mortgage Certificates (other than registration by the applicable transfer agent thereof) necessary to permit the Mortgage Certificates that constitute part of the Trust Estate for such Series to be duly and validly registered in the name of the Trustee, its nominee or agent, have been taken.

                  (6) an Officer's Certificate stating that no Default has occurred and is continuing under this Indenture and that the issuance of the Bonds applied for will not result in a breach of any of the terms, conditions or provisions of, or constitute a default under, the Depositor's certificate of incorporation or bylaws or any indenture, mortgage, deed of trust or other agreement or instrument to which the Depositor is a party or by which it is bound, or any order of any court or administrative agency entered in any Proceeding to which the Depositor is a party or by which it may be bound or to which it may be subject, and that all conditions precedent provided in this Indenture relating to the authentication and delivery of the additional Bonds applied for have been complied with;

                  (7)      an Accountants' Certificate as follows:

                           (a) confirming that they have verified the accuracy
                  of the data contained on the mortgage information listing prepared by the Depositor with respect to the Mortgage Loans securing such Series and on the data sheet prepared by the Depositor for the Mortgage Certificates securing such Series by comparing a sample of such data to information contained in Mortgage Loan files furnished by the Depositor and in such other sources as shall be specified by them in such certificate; and

                           (b) confirming the initial Aggregate Collateral Value
                  for the Mortgage Collateral securing such Series by reference to such sources as shall be specified by them;

                  (8) such other documents as the Trustee may reasonably require.

Section 4.02      Security for Bonds.

         Bonds of a new Series may from, time to time, be executed by the Depositor and delivered to the Trustee for authentication, and thereupon the same shall be authenticated and delivered to the Depositor by the Trustee upon Depositor Order and upon delivery by the Depositor to the Trustee, and receipt by the Trustee, of the following:

                  (1)      [Reserved].

                  (2) Assignment of Mortgage Collateral. The assignment of all of the Depositor's right, title and interest in and to (a) Mortgage Certificates securing such Series and (b) Mortgage Loans, together with the related Loan Documents, securing such Series; provided that each Mortgage Loan satisfies each of the requirements established for Mortgage Loans in the Series Supplement for such Series. Such Mortgage Collateral shall have aggregate initial Collateral Values that, when taken together with the deposit required pursuant to Section 4.02 (12), are at least equal to the aggregate principal amount of the Bonds of such Series on the Delivery Date.

                  (3) Registration of Mortgage Collateral. The Trustee shall use its best efforts to cause each such Mortgage Certificate to be registered in the name of the Trustee, its nominee or agent, so that the Trustee, its nominee or agent, shall be the holder of record thereof on or before the applicable record date for such Mortgage Certificates occurring in the month in which the Accrual Date occurs. In the event the Trustee will not be able to become the holder of record by such date, the Trustee shall use its best efforts to cause each such Mortgage Certificate to be registered in the name of the Trustee, its nominee or agent, on or prior to the applicable record date of the succeeding month, and the Depositor shall cause a deposit to be made for such Series in the Collateral Proceeds Account in accordance with Section 4.02(12).

                  Notwithstanding any provisions herein to the contrary, the Trustee or the Depositor shall cause assignments of Mortgage Loans to the Trustee to be prepared and recorded with respect to all Mortgage Loans not later than one-hundred twenty (120) calendar days following the Delivery Date for a Series, which recordation shall be an expense of the Depositor. For each Mortgage Loan for which an assignment is not duly and timely recorded as provided above, the Trustee shall cause the Master Servicer to withdraw the Mortgage Loan from the lien of the Indenture pursuant to the provisions of Section 12.11 hereof. As evidence of recordation, the Trustee shall be entitled to rely upon, among other things, (i) a certification from a title insurance company,
         (ii) an Opinion of Counsel, (iii) a recorded assignment or (iv) a clerk's receipt as to the recordation of any or all of the assignments.

                  (4)      [Reserved].

                  (5)      [Reserved].

                  (6) Reserve Fund. Evidence of funding of the Reserve Fund, if any, for such Series in the form of cash, Certificates of Deposit or Letters of Credit in an amount that will satisfy the requirements specified in the Series Supplement for such Series.

                  (7) Other Funds. Evidence of funding of any other funds for such Series in the form of cash, Certificates of Deposit, Letters of Credit, insurance policies or such other forms as may be specified in the related Series Supplement.

                  (8) Certificate of the Depositor. An Officer's Certificate from the Depositor, dated as of the date of the Depositor Order, to the effect that, in the case of each Mortgage Certificate or Mortgage Loan securing such Series and immediately prior to the delivery thereof on the Delivery Date for such Series:

                           (a) the Depositor is either the owner or the pledgee
                  of such Mortgage Certificate or Mortgage Loan;

                           (b) the Depositor has acquired its ownership or
                  security interest in such Mortgage Collateral in good faith without notice of any adverse claim;

                           (c) the Depositor has not assigned any interest or
                  participation in such Mortgage Collateral (or, if any such interest or participation has been assigned, it has been released);

                           (d) the Depositor has full right to Grant a security
                  interest in and assign and pledge the Trust Estate to the Trustee;

                           (e) the Special Hazard Insurance Policy, if any, is
                  in effect with respect to such Mortgage Loan;

                           (f) the Mortgagor Bankruptcy Bond, if any, is in
                  effect with respect to such Mortgage Loan; and

                           (g) the information set forth with respect to each
                  Mortgage Certificate and Mortgage Loan in the Schedule of Mortgage Collateral for the Bonds of such Series is correct.

                  (9) Certificate of the Master Servicer. An Officer's Certificate from the Master Servicer, if any, for such Series, dated as of the date of the Depositor Order, to the effect that:

                           (a) no Event of Default by such Master Servicer has
                  occurred under the Servicing Agreement for such Series;

                           (b) to the extent required by any Rating Agency
                  rating the Bonds of such Series, a guaranty of the performance of certain obligations of such Master Servicer under the Servicing Agreement has been provided; and

                           (c) such Master Servicer maintains such errors and
                  omissions insurance and fidelity bond coverage as is required by Fannie Mae and Freddie Mac.

                  (10) Certificates of Insurers. An Officer's Certificate, dated the date of the Depositor Order, from each Insurer, if any, to the effect that the Insurance Policy issued by such Insurer, if any, is in effect, subject to its terms and conditions, with respect to the Bond of such Series or the Mortgage Collateral securing such Series.

                  (11)     [Reserved].

                  (12) Deposits to Collateral Proceeds Account. With respect to each Series unless otherwise provided in the related Series Supplement, the amount, if any, by which the principal amount of the Bonds to be issued, plus interest thereon due on the first Payment Date, exceeds the Collateral Value of the Mortgage Collateral, plus interest that the Trustee will be entitled to receive on or before the first Payment Date, in each case determined in accordance with procedures acceptable to each Rating Agency rating the Bonds at the request of the Depositor.

                  (13)     [Reserved].

                  (14) Mortgagor Bankruptcy Bond, Special Hazard Insurance Policy and Pool Insurance Policy. Evidence of the execution and delivery of the Mortgagor Bankruptcy Bond, if any, with respect to such Series and of the issuance of the Special Hazard Insurance Policy, if any, and Pool Insurance Policy, if any.

                  (15) Servicing Agreement. An executed copy of the Servicing Agreement, if any, with respect to such Series.

                  (16) Other. Such other documents, certificates, instruments or opinions as may be required by the terms of the Series Supplement creating such Series of Bonds.


                                  ARTICLE FIVE

                           SATISFACTION AND DISCHARGE

Section 5.01      Satisfaction and Discharge of Indenture.

         This Indenture shall cease to be of further effect with respect to a Series except as to (i) rights of registration of transfer and exchange, (ii) substitution of mutilated, destroyed, lost or stolen Bonds, (iii) the rights of Bondholders of such Series to receive payments of principal thereof and interest thereon, (iv) the rights, obligations and immunities of the Trustee hereunder and (v) the rights of Bondholders of such Series as beneficiaries hereof with respect to the property so deposited with the Trustee and payable to all or any of them, and the Trustee, on demand of and at the expense of the Depositor, shall execute proper instruments acknowledging satisfaction and discharge of this Indenture with respect to such Series when:

                  (1)      either:

                           (a) all Bonds of such Series theretofore
                  authenticated and delivered (other than (i) Bonds that have been destroyed, lost or stolen and that have been replaced, or paid as provided in Section 3.06, and (ii) Bonds for whose payment money has theretofore been deposited in trust or segregated and held in trust by the Depositor and thereafter repaid to the Depositor or discharged from such trust, as provided in Section 9.03) that have been delivered to the Trustee for cancellation; or

                           (b) all Bonds of such Series not theretofore
delivered to the Trustee for cancellation:

                               (i)      have become due and payable; or

                               (ii) will become due and payable at their Stated Maturity of their principal within one year; or

                               (iii) are to be called for redemption within one year under an arrangement satisfactory to the Trustee for the giving of notice of redemption by the Depositor;

                  and the Depositor, in the case of (i), (ii) or (iii) of paragraph (b) above, has irrecoverably deposited or caused to be deposited with the Trustee, in trust for such purpose, cash or Eligible Investments in an amount sufficient to pay and discharge the entire indebtedness on such Bonds not theretofore delivered to the Trustee for cancellation, for principal, premium, if any, and interest to the date of such deposit (in the case of Bonds which have become due and payable), or to the Maturity or the Redemption Date, and in the case of Bonds that were not paid at the Stated Maturity Date of their unpaid principal amount, for all overdue and other interest payable on such Bonds to the next succeeding Payment Date therefor; provided, however, that (i), (ii) and

                  (iii) of paragraph (b) above shall be inapplicable if an election to act in accordance with the provisions of Section
                  6.05 shall have been made and not rescinded;

                  (2) the Depositor has paid or caused to be paid all other sums payable hereunder by the Depositor with respect to such Series; and

                  (3) the Depositor has delivered to the Trustee an Officer's Certificate and an Opinion of Counsel satisfactory in form and substance to the Trustee, each stating that all conditions precedent herein provided for relating to the satisfaction and discharge of this Indenture with respect to the Bonds of such Series have been complied with.

         Notwithstanding the satisfaction and discharge of this Indenture, the obligations of the Depositor to the Trustee under Section 7.07 and of the Trustee to the Bondholders under Section 5.02 shall survive.

Section 5.02      Application of Trust Money.

         All monies deposited with the Trustee pursuant to Section 5.01 shall be held in trust and applied by it, in accordance with the provisions of the Bonds of the applicable Series and this Indenture, to the payment of the principal and interest, either directly or through any Paying Agent, as the Trustee may determine, to the Person entitled thereto of the principal and interest for whose payment such money has been deposited with the Trustee; but such money need not be segregated from other funds except to the extent required herein or required by law.


                                   ARTICLE SIX

                                    REMEDIES

Section 6.01      Events of Default.

         "Event of Default" with respect to any Series shall have the meaning set forth in the related Series Supplement.

Section 6.02      Acceleration of Maturity; Rescission and Annulment.

         If an Event of Default with respect to the Bonds of a Series occurs and is continuing then and in every such case the Trustee or the Holders of not less than 25% in principal balance of the Outstanding Bonds of such Series (voting as a group with respect to such Series) may declare the principal of all the Bonds of such Series affected thereby to be immediately due and payable, by a notice in writing to the Depositor (and to the Trustee if given by Bondholders), and upon any such declaration such principal, together with accrued and unpaid interest thereon to the date of such acceleration, shall become immediately due and payable. Notwithstanding the foregoing, if an Event of Default with respect to the Bonds of a Series occurs and is continuing solely as the result of an order or judgment arising out of a Proceeding, which order or judgment prevents the application by the Trustee, as provided in this Indenture, of the proceeds of one or more items of Mortgage Collateral included in the Trust Estate for such Series, the Trustee shall declare to be immediately due and payable by lot among all Classes of Bonds of such Series, by notice in writing to the Depositor, and upon any such declaration there shall become due and payable, Bonds of such Series in a principal amount equal to the Collateral Values of such Mortgage Collateral. The Bonds to become so due and payable shall be allocated by Class among the Series on the basis of the principal amount of Bonds attributable to such Mortgage Collateral. The Bonds to become so due and payable will be allocated among Classes within the Series on the basis of the principal amount of Bonds within each Class attributable to the Mortgage Collateral sold by the Trustee. Such declarations and any other remedial action in connection therewith by the Trustee shall be the sole remedy for the Holders of Bonds of such Series upon the happening of such occurrence.

    At any time after such a declaration of acceleration of Maturity has been made and before a judgment or decree for payment of the money due has been obtained by the Trustee as hereinafter in this Article provided, the Holders of a majority in principal balance of the Outstanding Bonds of the Series that has been declared due and payable as herein provided, by written notice to the Depositor and the Trustee, may rescind and annul such declaration and its consequences if:

         (1)      (a)      the Depositor has paid or deposited with the Trustee
                  a sum sufficient to pay

                           (i) all overdue installments of interest and principal on all Bonds of such Series,

                           (ii) to the extent that payment of such interest is lawful, interest upon overdue installments of interest on the Bonds of such Series at the applicable Bond Interest Rates for such Series, and

                           (iii) all sums paid or advanced by the Trustee
                  hereunder and the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel; and

                  (b) all Events of Default with respect to a Series, other than the non-payment of the interest or principal of Bonds of such Series that have become due solely by such acceleration, have been cured or waived as provided in Section 6.15; or

        (2) an election is made to act in accordance with the provisions of Section 6.05 with respect to the Event of Default with respect to the Bonds of such Series that gave rise to such declaration.

No such rescission shall affect any subsequent Default or impair any right consequent thereon.

Section 6.03      Collection of Indebtedness and Suits for Enforcement by
                  Trustee.

    The Depositor covenants that if Default is made in the payment of any principal of or interest on any Bond of any Series, the Depositor will, upon demand of the Trustee, pay to it, for the benefit of the Holder of such Bond of such Series, but only from the Trust Estate securing the Bonds of such Series, the whole amount then due and payable on such Bond for principal and interest, with interest upon the overdue principal and, to the extent that payments of such interest shall be legally enforceable, upon overdue installments of interest, at the Bond Interest Rate for such Bond, and, in addition thereto, such further amount as shall be sufficient to cover the costs and expenses of collection, including the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

    If the Depositor fails to pay such amounts forthwith upon such demand, the Trustee, in its own name and as Trustee of an express trust, may institute a Proceeding for the collection of the sums so due and unpaid, and may prosecute such Proceeding to judgment or final decree, and may enforce the same against the Depositor or any other obligor upon the Bonds and collect the monies adjudged or decreed to be payable in the manner provided by law.

    If an Event of Default occurs and is continuing, the Trustee may in its discretion proceed to protect and enforce its rights and the rights of the Bondholders by such appropriate Proceedings as the Trustee shall deem most effectual to protect and enforce any such rights, whether for the specific enforcement of any covenant or agreement in this Indenture or in aid of the exercise of any power granted herein, or to enforce any other proper remedy or legal or equitable right vested in the Trustee by this Indenture or by law. Any proceedings brought by the Trustee on behalf of the Bondholders or any Bondholder against the Depositor shall be limited to the preservation, enforcement and foreclosure of the liens, assignments, rights and security interests under the Indenture and no attachment, execution or other unit or process shall be sought, issued or levied upon any assets, properties or funds of the Depositor, other than the Trust Estate relative to the Bonds in respect of which such Event of Default has occurred. If there is a foreclosure of any such liens, assignments, rights and security interests under this Indenture, by private power of sale or otherwise, no judgment for any deficiency upon the indebtedness represented by the Bonds may be sought or obtained by the Trustee or any Bondholder against the Depositor. The Trustee shall be entitled to recover the costs and expenses expended by it pursuant to this Article V including reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel.

         In case there shall be pending Proceedings relative to the Depositor or any other obligor upon the Bonds under Title 11 of the United States Code or any other applicable federal or state bankruptcy, insolvency or other similar law, or in case a receiver, assignee or trustee in bankruptcy or reorganization, liquidator, sequestrator or similar official shall have been appointed for or taken possession of the Depositor or its property or such other obligor or its property, or in case of any other comparable judicial Proceedings relative to the Depositor or other obligor upon the Bonds of any Series, or the creditors or property of the Depositor or such other obligor, the Trustee, regardless whether the principal of any Bonds shall then be due and payable as therein expressed or by declaration or otherwise and regardless whether the Trustee shall have made any demand pursuant to the provisions of this Section 6.03, shall be entitled and empowered, by intervention in such Proceedings or otherwise:

                  (a) to file and prove a claim or claims for the whole amount of principal and interest owing and unpaid in respect of the Bonds of any Series, and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for reasonable compensation to the Trustee and each predecessor Trustee, and their respective agents, attorneys and counsel, and for reimbursement of all expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee, except as a result of negligence or bad faith) and of the Bondholders allowed in any Proceedings relative to the Depositor or other obligor upon the Bonds of any Series, or to the creditors or property of the Depositor or such other obligor;

                  (b) unless prohibited by applicable law and regulations, to vote on behalf of the Holders of the Bonds of any Series in any election of a trustee or a standby trustee in arrangement, reorganization, liquidation or other bankruptcy or insolvency Proceedings or person performing similar functions in comparable Proceedings; and

                  (c) to collect and receive any monies or other property payable or deliverable on any such claims, and to distribute all amounts received with respect to the claims of the Bondholders and of the Trustee on their behalf; and any trustee, receiver or liquidator, custodian or other similar official is hereby authorized by each of the Bondholders to make payments to the Trustee, and, in the event that the Trustee shall consent to the making of payments directly to the Bondholders, to pay to the Trustee such amounts as shall be sufficient to cover reasonable compensation to the Trustee, each predecessor Trustee and their respective agents, attorneys and counsel, and all other expenses and liabilities incurred, and all advances made, by the Trustee and each predecessor Trustee except as a result of negligence or bad faith.

         Amounts payable to the Trustee under this section are intended to constitute administrative expenses. Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or vote for or accept or adopt on behalf of any Bondholder any plan of reorganization, arrangement, adjustment or composition affecting the Bonds of any Series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Bondholder in any such Proceeding except, as aforesaid, to vote for the election of a trustee in bankruptcy or similar person.

         In any Proceedings brought by the Trustee (and also any Proceedings involving the interpretation of any provision of this Indenture to which the Trustee shall be a party) the Trustee shall be held to represent all the Holders of the Bonds, and it shall not be necessary to make any Holders of the Bonds parties to any such Proceedings.

Section 6.04      Remedies.

         (a) If an Event of Default with respect to any Series shall have occurred and be continuing and the Bonds for such Series have been declared due and payable and such declaration and its consequences have not been rescinded and annulled, the Trustee may, for the benefit of the Bondholders, do one or more of the following:

                  (i) institute Proceedings for the collection of all amounts then payable on the Bonds of such Series or under this Indenture, whether by declaration or otherwise, enforce any judgment obtained, and collect from the Trust Estate securing the Bonds of such Series and from the Depositor monies adjudged due, subject in all cases to the provisions of Sections 9.01 and 6.03;

                  (ii) in accordance with Section 6.18, sell all or a portion of the Trust Estate securing the Bonds of such Series or rights of interest therein, at one or more public or private sales called and conducted in any manner permitted by law;

                  (iii) institute Proceedings from time to time for the complete or partial foreclosure of this Indenture with respect to the Trust Estate securing the Bonds of such Series;

                  (iv) exercise any remedies of a secured party under the Uniform Commercial Code and take any other appropriate action to protect and enforce the rights and remedies of the Trustee or the Holders of the Bonds of such Series hereunder; and

                  (v) refrain from selling the Trust Estate and apply all monies collected pursuant to Section 6.08;

Section 6.05      [Reserved].

Section 6.06      Trustee May File Proofs of Claim.

         In case of the pendency of any receivership, insolvency, liquidation, bankruptcy, reorganization, arrangement, adjustment, composition or other judicial Proceeding relative to the Depositor or any other obligor upon the Bonds of any Series or the property of the Depositor or of such other obligor, the Trustee (regardless whether the principal of the Bonds of such Series shall then be due and payable as therein expressed or by declaration or otherwise and regardless whether the Trustee shall have made any demand on the Depositor for the payment of overdue principal or interest) shall be entitled and empowered, by intervention in such Proceeding or otherwise:

                  (i) to file and prove a claim for the whole amount of principal and interest owing and unpaid in respect of the Bonds of such Series and to file such other papers or documents as may be necessary or advisable in order to have the claims of the Trustee (including any claim for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel) and of the Holders of the Bonds of such Series allowed in such judicial Proceeding; and

                  (ii) to collect and receive any monies or other property payable or deliverable on any such claims and to distribute the same;

and any receiver, assignee, trustee, liquidator, or sequestrator (or other similar official) in any such judicial Proceeding is hereby authorized by each Holder of Bonds of such Series to make such payments to the Trustee, and in the event that the Trustee shall consent to the making of such payments directly to the Holders of the Bonds of such Series, to pay to the Trustee any amount due to it for the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, and any other amounts due the Trustee under
Section 7.07.

         Nothing herein contained shall be deemed to authorize the Trustee to authorize or consent to or accept or adopt on behalf of any Holder of Bonds of such Series any plan of reorganization, arrangement, adjustment or composition affecting the Bonds of such Series or the rights of any Holder thereof, or to authorize the Trustee to vote in respect of the claim of any Bondholder in any such Proceeding.

Section 6.07      Trustee May Enforce Claims Without Possession of Bonds.

         All rights of action and claims under this Indenture or the Bonds of any Series may be prosecuted and enforced by the Trustee without the possession of any of the Bonds of such Series or the production thereof in any Proceeding relating thereto, and any such Proceeding instituted by the Trustee shall be brought in its own name as trustee of an express trust, and any recovery of judgment shall, after provision for the payment of the reasonable compensation, expenses, disbursements and advances of the Trustee, its agents and counsel, be for the ratable benefit of the Holders of the Bonds in respect of which such judgment has been recovered.

Section 6.08      Application of Money Collected.

         Except as provided in Section 6.21, if applicable, any money collected by the Trustee with respect to the Bonds of any Series pursuant to this Article shall be applied in the following order, at the date or dates fixed by the Trustee and, in case of the distribution of such money on account of principal or interest, upon presentation of the Bonds of such Series and the notation thereon of such payment if only partially paid and upon surrender thereof if fully paid:

         FIRST: To reimbursement of the Trustee for all expenses associated with the disposition of all or a portion of the Trust Estate or the exercise of any of the other remedies set forth in this Article Six;

         SECOND: To reimburse the Master Servicer, the Trustee and the Depositor for advances made with respect to the Mortgage Loans;

         THIRD:  To the payment of the Bonds;

         FOURTH: To reimburse the Reserve Fund, if any, for amounts drawn on it pursuant to Section 12.15;

         FIFTH: To the payment of all amounts due the Trustee under Section 7.07; and

         SIXTH: To the Depositor or any other Person legally entitled thereto, any remaining funds.

Section 6.09    Limitation on Suits.

         No Holder of any Bond of a Series shall have any right to institute any Proceedings, judicial or otherwise, with respect to this Indenture, or for the appointment of a receiver or trustee, or for any other remedy hereunder, unless:

                (1) such Holder has previously given written notice to the Trustee of a continuing Event of Default in respect of such Series;

                (2) the Holders of not less than 25% in principal balance of the Outstanding Bonds of such Series shall have made written request to the Trustee to institute Proceedings in respect of such Event of Default in its own name as Trustee hereunder;

                (3) such Holder or Holders have offered to the Trustee reasonable indemnity against the costs, expenses and liabilities to be incurred in compliance with such request;

                  (4) the Trustee for 60 days after its receipt of such notice, request and offer of indemnity has failed to institute any such Proceeding; and

                  (5) no direction inconsistent with such written request has been given to the Trustee during such 60-day period by the Holders of a majority in principal balance of the Outstanding Bonds of such Series;

it being understood and intended that no one or more Holders of Bonds of a Series shall have any right in any manner whatever by virtue of, or by availing of, any provision of this Indenture to affect, disturb or prejudice the rights of any other Holders of Bonds of such Series or to obtain or to seek to obtain priority or preference over any other Holders or to enforce any right under this Indenture, except in the manner herein provided and for the equal and ratable benefit of all the Holders of Bonds of such Series.

         In the event the Trustee shall receive conflicting or inconsistent requests and indemnity from two or more groups of Holders of Bonds, each representing less than a majority of the then aggregate Outstanding balance of the Outstanding Bonds of such Series, the Trustee in its sole discretion may determine what action, if any, shall be taken, notwithstanding any other provisions of this Indenture.

Section 6.10 Unconditional Rights of Bondholders to Receive Principal and Interest.

         Notwithstanding any other provision in this Indenture other than
Section 3.07(g), and subject to the provisions of the related Series Supplement and any related Supplement the Holder of any Bond shall have the right, which is absolute and unconditional, to receive payment of the principal of and interest on such Bond as such principal and interest become due and payable and to institute suit for the enforcement of any such payment, and such right shall not be impaired without the consent of such Holder.

Section 6.11      Restoration of Rights and Remedies.

         If the Trustee or any Bondholder has instituted any Proceeding to enforce any right or remedy under this Indenture and such Proceeding has been discontinued or abandoned for any reason, or has been determined adversely to the Trustee or to such Bondholder, then and in every such case the Depositor, the Trustee and the Bondholder shall, subject to any determination in such Proceeding, be restored severally and respectively to their former positions hereunder, and thereafter all rights and remedies of the Trustee and the Bondholders shall continue as though no such Proceeding had been instituted.

Section 6.12      Rights and Remedies Cumulative.

         No right or remedy herein conferred upon or reserved to the Trustee or to the Bondholder is intended to be exclusive of any other right or remedy, and every right and remedy shall, to the extent permitted by law, be cumulative and in addition to every other right and remedy given hereunder or now or hereafter existing at law or in equity or otherwise. The assertion or employment of any right or remedy hereunder, or otherwise, shall not prevent the concurrent assertion or employment of any other appropriate right or remedy.

Section 6.13      Delay or Omission Not Waiver.

         No delay or omission of the Trustee or of any Holder of any Bond to exercise any right or remedy accruing upon any Event of Default shall impair any such right or remedy or constitute a waiver of any such Event of Default or an acquiescence therein. Every right and remedy given by this Article or by law to the Trustee or to the Bondholders may be exercised from time to time, and as often as may be deemed expedient, by the Trustee or by the Bondholders, as the case may be.

Section 6.14      Control by Bondholders.

         The Holders of a majority in principal balance of the Outstanding Bonds of each Series affected (voting as one Class with respect to each Series) shall have the right to direct the time, method and place of conducting any Proceeding for any remedy available to the Trustee with respect to the Bonds of such Series or exercising any trust or power conferred on the Trustee with respect to such Series; provided that:

                  (1) such direction shall not be in conflict with any rule of law or with this Indenture;

                  (2) any direction to the Trustee to undertake a sale of the Trust Estate shall be by the Holders of the Bonds representing the percentage of the principal balance of the Outstanding Bonds specified in Section 6.18(b)(1), unless Section 6.18(b)(2) is applicable; and

                  (3) the Trustee may take any other action deemed proper by the Trustee that is not inconsistent with such direction; provided, however, that, subject to Section 7.01, the Trustee need not take any action that it determines might involve it in liability or be unjustly prejudicial to the Bondholders not consenting.

Section 6.15      Waiver of Past Defaults.

         The Holders of a majority in principal balance of the Outstanding Bonds of any Series may on behalf of the Holders of all the Bonds of such Series waive any past Default with respect to such Series and its consequences, except a
Default:

                  (1) in the payment of the principal of or interest on any Bond of such Series unless an election to act in accordance with the provisions of Section 6.05 shall have been made and not been rescinded; or

                  (2) in respect of a covenant or provision hereof that under
         Section 10.02 cannot be modified or amended without the consent of the Holder of each Outstanding Bond affected.

         Upon any such waiver, such Default shall cease to exist, and any Event of Default arising therefrom shall be deemed to have been cured, for every purpose of this Indenture; but no such waiver shall extend to any subsequent or other Default or impair any right consequent thereon.

Section 6.16      Undertaking for Costs.

         All parties to this Indenture agree, and each Holder of any Bond by his acceptance thereof shall be deemed to have agreed, that any court may in its discretion require, in any suit for the enforcement of any right or remedy under this Indenture, or in any suit against the Trustee for any action taken, suffered or omitted by it as Trustee, the filing by any party litigant in such suit of an undertaking to pay the costs of such suit, and that such court may in its discretion assess reasonable costs, including reasonable attorneys' fees, against any party litigant in such suit, having due regard to the merits and good faith of the claims or defenses made by such party litigant; but the provisions of this Section shall not apply to any suit instituted by the Trustee, to any suit instituted by any Bondholder, or group of Bondholders, holding in the aggregate more than 10% in principal balance of the Outstanding Bonds of a Series, or to any suit instituted by any Bondholder for the enforcement of the payment of the principal of or interest on any Bond on or after the Stated Maturity expressed in such Bond (or, in the case of redemption, on or after the applicable Redemption Date or Special Redemption Date).

Section 6.17      Waiver of Stay or Extension Laws; Non-Petition.

         Each Holder of a Bond shall be deemed to have agreed, by its acceptance thereof, to not file, or join in filing, any petition in bankruptcy or commence any similar proceeding in respect of the Depositor for a period of one year and one day following the payment in full of such Bond.

         The Depositor covenants (to the extent that it may lawfully do so) that it will not at any time insist upon, or plead, or in any manner whatsoever claim or take the benefit or advantage of, any stay or extension law wherever enacted, now or at any time hereafter in force, which may affect the covenants or the performance of this Indenture; and the Depositor (to the extent that it may lawfully do so) hereby expressly waives all benefit or advantage of any such law, and covenants that it will not hinder, delay or impede the execution of any power herein granted to the Trustee, but will suffer and permit the execution of every such power as though no such law had been enacted.

Section 6.18      Sale of Trust Estate.

         (a) The power to effect any sale of any portion of the Trust Estate securing a Series pursuant to Section 6.04 shall not be exhausted by any one or more Sales as to any portion of such Trust Estate remaining unsold but shall continue unimpaired until the entire Trust Estate securing the Bonds of such Series shall have been sold or all amounts payable on the Bonds of such Series and under this Indenture with respect thereto shall have been paid. The Trustee may from time to time postpone any Sale by public announcement made at the time and place of such Sale. The Trustee hereby expressly waives its right to any amount fixed by law as compensation for any Sale.

         (b) To the extent permitted by law, the Trustee shall not in any private Sale sell or otherwise dispose of the Trust Estate, or any portion thereof, unless:

                  (1) the Holders of Bonds representing not less than 50% of the principal balance of the Outstanding Bonds of any Series consent to or direct the Trustee to make such Sale; or

                  (2) the proceeds of such Sale would be not less than the entire amount that would be payable to the Holders of the Bonds of such Series, in full payment thereof in accordance with the Series Supplement for such Series, on the Payment Date next succeeding the date of such Sale.

                  The purchase by the Trustee of all or any portion of the Trust Estate at a private Sale shall not be deemed a Sale or disposition thereof for purposes of this Section 6.18(b).

         (c) Unless the Holders of all Outstanding Bonds of any Series have otherwise consented or directed the Trustee, at any public Sale of all or any portion of the Trust Estate at which a minimum bid equal to or greater than the amount described in paragraph (2) of subsection (b) of this Section 6.18 has not been established by the Trustee and no Person bids an amount equal to or greater than such amount, Trustee, acting in its capacity as Trustee on behalf of the Bondholders, shall prevent such sale and bid an amount (which shall include the Trustee's right, in its capacity as Trustee, to credit bid) at least $1.00 more than the highest other bid in order to preserve the Trust Estate on behalf of the Bondholders.

         (d)      In connection with a Sale of all or any portion of the Trust
Estate:

                  (1) any Holder or Holders of Bonds of any Series may bid for and purchase the property offered for Sale, and upon compliance with the terms of sale may hold, retain and possess and dispose of such property, without further accountability, and may, in paying the purchase money therefor, deliver any Outstanding Bonds or claims for interest thereon in lieu of cash up to the amount that shall, upon distribution of the net proceeds of such Sale, be payable thereon, and such Bonds, in case the amounts so payable thereon shall be less than the amount due thereon, shall be returned to the Holders thereof after being appropriately stamped to show such partial payment;

                  (2) the Trustee may bid for and acquire the property offered for Sale in connection with any public Sale thereof, and, in lieu of paying cash therefor, may make settlement for the purchase price by crediting the gross Sale price against the sum of (A) the amount that would be payable to the Holders of the Bonds as a result of such Sale in accordance with the Series Supplement for such Series on the Payment Date next succeeding the date of such Sale and (B) the expenses of the Sale and of any Proceedings in connection therewith which are reimbursable to it, without being required to produce the Bonds in order to complete any such Sale or in order for the net Sale price to be credited against such Bonds, and any property so acquired by the Trustee shall be held and dealt with by it in accordance with the provisions of this Indenture;

                  (3) the Trustee shall execute and deliver an appropriate instrument of conveyance transferring its interest in any portion of the Trust Estate in connection with a Sale thereof;

                  (4) the Trustee is hereby irrevocably appointed the agent and attorney-in-fact of the Depositor to transfer and convey its interest in any portion of the Trust Estate in connection with a Sale thereof, and to take all action necessary to effect such Sale; and

                  (5) no purchaser or transferee at such a Sale shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any moneys.

Section 6.19      Action on Bonds.

         The Trustee's right to seek and recover judgment on the Bonds of any Series or under this Indenture shall not be affected by the seeking or obtaining of or application for any other relief under or with respect to this Indenture. Neither the lien of this Indenture nor any rights or remedies of the Trustee or the Bondholders shall be impaired by the recovery of any judgment by the Trustee against the Depositor or by the levy of any execution under such judgment upon any portion of the Trust Estate or upon any of the assets of the Depositor.

Section 6.20      Recourse.

         Except as may be otherwise specifically provided in the related Series Supplement, in the event of a Default on a Series of Bonds, the Holders of the Bonds of that Series shall have no recourse (i) to the Depositor, (ii) to the Trust Estate Granted to the Trustee to secure any other Series of Bonds or (iii) to any other assets of the Depositor that have been pledged to secure debt obligations of the Depositor other than the debt obligation represented by the Series.

Section 6.21      Advances by Depositor.

         Notwithstanding the provisions of Section 6.20 hereof, the Depositor or any other Person may at any time advance funds to the Trustee, without the obligation to do so, for the purpose of allowing the Trustee to make payments on the Bonds. If the Depositor or other Person makes such an advance, it shall be entitled to direct the Trustee to withdraw from the Collateral Proceeds Account, on any Payment Date, the amount so advanced and to pay such amount to the Depositor or such other Person.

Section 6.22      Application of the Trust Indenture Act.

         Pursuant to Section 316(a) of the TIA, all provisions automatically provided for in Section 316(a) are hereby expressly excluded.


                                  ARTICLE SEVEN

                                   THE TRUSTEE

Section 7.01      Certain Duties and Responsibilities.

         The duties and responsibilities of the Trustee shall be as provided by the Trust Indenture Act. Notwithstanding the foregoing, no provision of this Indenture shall require the Trustee to expend or risk its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder, or in the exercise of any of its rights or powers, if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not reasonably assured to it. Whether or not herein expressly so provided, every provision of this Indenture relating to the conduct or affecting the liability of or affording protection to the Trustee shall be subject to the provisions of this Section 7.01.

Section 7.02      Notice of Default.

         Upon the occurrence of a Default hereunder known to the Trustee with respect to the Bonds, the Trustee shall give the Holders notice of such Default as and to the extent provided by the Trust Indenture Act.

Section 7.03      Certain Rights of Trustee.

         Except as otherwise provided in Section 7.01:

                  (a) the Trustee may rely and shall be protected in acting or refraining from acting upon any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties;

                  (b) any request or direction of the Depositor mentioned herein shall be sufficiently evidenced by a Depositor Request or Depositor Order and any resolution of the Board of Directors may be sufficiently evidenced by a Board Resolution;

                  (c) whenever in the administration of this Indenture the Trustee shall deem it desirable that a matter be proved or established prior to taking, suffering or omitting any action hereunder, the Trustee (unless other evidence be herein specifically prescribed) may, in the absence of bad faith on its part, rely upon an Officer's Certificate;

                  (d) as a condition to the taking, suffering or omitting of any action by it hereunder, the Trustee may consult with counsel, and the written advice of such counsel or any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken, suffered or omitted by it hereunder in good faith and in reliance thereon;

                  (e) the Trustee shall be under no obligation to exercise any of the rights or powers vested in it by this Indenture or to honor the request or direction of any of the Bondholders pursuant to this Indenture, unless such Bondholders shall have offered to the Trustee reasonable security or indemnity against the costs, expenses and liabilities that might be incurred by it in compliance with such request or direction;

                  (f) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, direction, consent, order, bond, note or other paper or document, but the Trustee, in its discretion, may make such further inquiry or investigation into such facts or matters as it may see fit, and, if the Trustee shall determine to make such further inquiry or investigation, it shall be entitled to examine the books, records and premises of the Depositor, personally or by agent or attorney;

                  (g) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents or attorneys, and the Trustee shall not be responsible for any misconduct or negligence on the part of any agent or attorney appointed with due care by it hereunder; and

                  (h) the Trustee shall not be liable for any action it takes or omits to take in good faith that it believes to be authorized or within its rights or powers.

Section 7.04      Not Responsible for Recitals or Issuance of Bonds.

         The recitals contained herein and in the Bonds, except the certificates of authentication on the Bonds, shall be taken as the statements of the Depositor, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representation as to the validity or sufficiency of this Indenture or of the Bonds. The Trustee shall not be accountable for the use or application by the Depositor of Bonds or the proceeds thereof or any money paid to the Depositor or upon Depositor Order pursuant to the provisions hereof.

Section 7.05      May Hold Bonds.

           (a) The Trustee, any Paying Agent, any Bond Registrar or any other agent of the Depositor, in its individual or any other capacity, may become the owner or pledgee of Bonds and, subject to Sections 7.08 and 7.13, may otherwise deal with the Depositor with the same rights it would have if it were not Trustee, Paying Agent, Bond Registrar or such other agent.

           (b) The Trustee or one or more of its Affiliates may enter into one or more custodial agreements with one or more Master Servicers of the GNMA Certificates, as issuers of the GNMA Certificates, or one or more Master Servicers of the Freddie Mac Certificates or Fannie Mae Certificates or to act as custodian or agent of the documents evidencing and relating to the Mortgage Loans that are grouped or pooled under one or more guaranty agreements or Servicing Agreements between any such Master Servicer and GNMA, Freddie Mac or Fannie Mae and with respect to which Mortgage Certificates are issued; and the Trustee further may, from time to time, be the depository of custodial accounts with respect to one or more of such Mortgage groups or pools of Mortgage Loans. It is expressly recognized and agreed by all parties hereto, and each Holder of a Bond by acceptance thereof shall be deemed to have agreed, that, in the Event of Default under one or more Servicing Agreements, the Trustee, or one or more of its Affiliates, as custodian of one or more groups or pools of Mortgage Loans or accounts related thereto, may be obliged to comply with the directions of GNMA, Freddie Mac or Fannie Mae regarding the property in its possession and, to the extent that such actions are consistent with the directions of GNMA, Freddie Mac or Fannie Mae, they shall not be, or be deemed to be, inconsistent or in conflict with the duties, responsibilities and interests of the Trustee hereunder.

         (c) The Trustee, or one or more of its Affiliates, may enter into one or more custodial agreements with one or more Master Servicers of the Mortgage Loans or other persons acceptable to the Depositor and the Rating Agency, to act as custodian of the Loan Documents; and the Trustee further may, from time to time, be the depository of custodial accounts with respect to such Loan Documents. It is expressly recognized and agreed by all parties hereto, and each Holder of a Bond by acceptance thereof shall be deemed to have agreed, that, in the Event of Default under one or more Servicing Agreements, the Trustee, or one or more of its Affiliates, as custodian of the Loan Documents or accounts related thereto, may be obliged to comply with the directions of the Master Servicer regarding the property in its possession and, to the extent that such actions are consistent with the directions of the Master Servicer, they shall not be, or be deemed to be, inconsistent or in conflict with the duties, responsibilities and interests of the Trustee hereunder.

Section 7.06      Money Held in Trust.

         Money held by the Trustee in trust hereunder need not be segregated from other funds held by the Trustee in trust hereunder except to the extent required by this Indenture or by law. The Trustee shall be under no liability for interest on any money received by it hereunder except as otherwise agreed upon by the Depositor and except to the extent of income or other gain on investments that are obligations of the Trustee, in its commercial capacity, and income or other gain actually received by the Trustee on investments, which are obligations of others.

Section 7.07      Compensation and Reimbursement.

         The Depositor agrees:

                  (1) to pay the Trustee, from time to time, reasonable compensation for all services rendered by it hereunder (which compensation shall not be limited by any provision of law in regard to the compensation of a trustee of an express trust);

                  (2) except as otherwise expressly provided herein, to reimburse the Trustee upon its request for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any provision of this Indenture (including the reasonable compensation and the expenses and disbursements of its agents, including its attorneys, except any such expense, disbursement or advance as may be attributable to its negligence or bad faith); and

                  (3) to indemnify the Trustee and any director, officer, employee or agent of the Trustee for any loss, liability or expense (including costs and expenses of litigation, and of investigation, counsel fees, damages, judgments and amounts paid in settlement) incurred in connection with the Trustee's (i) enforcing its rights and remedies and protecting the interests, and enforcing the rights and remedies, of the Bondholders during the continuance of an Event of Default, (ii) defending or prosecuting any legal action in respect of this Indenture or the Bonds, (iii) being the mortgagee of record with respect to the Mortgage Loans and the owner of record with respect to any Mortgaged Property acquired in respect thereof for the benefit of Bondholders, or (iv) acting or refraining from acting in good faith at the direction of the holders of the related Series of Bonds entitled to not less than 25% of the Voting Rights for such Series; provided, however, that such indemnification will not extend to any loss, liability or expense that constitutes a specific liability of the Trustee pursuant to this Indenture, or to any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence on the part of the Trustee in the performance of its obligations and duties hereunder, or by reason of its reckless disregard of such obligations or duties, or as may arise from a breach of any representation, warranty or covenant of the Trustee made herein.

         To secure the Trustee's right to receive amounts pursuant to this
Section 7.07, the Trustee shall have a lien against the Trust Estate, which lien shall at all times be subordinate to the lien in favor of the Bondholders. The Trustee hereby agrees not to cause the filing of a petition in bankruptcy against the Depositor for the non-payment to the Trustee of any amounts provided by this Section 7.07 until at least 91 days after the payment in full of all Bonds issued under this Indenture.

Section 7.08      Disqualification.

         Irrespective of whether this Indenture is qualified under the TIA, this Indenture shall always have a Trustee who satisfies the requirements of TIA Sections 310(a)(1) and 310(a)(5). The Trustee shall always have a combined capital and surplus as stated in Section 7.09. The Trustee shall be subject to TIA Section 310(b).

Section 7.09      Corporate Trustee Required; Eligibility.

         There shall at all times be a Trustee hereunder that shall (a)(i) be a corporation organized and doing business under the laws of the United States of America or of any State, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, or (ii) be a member of a bank holding system, having a combined capital and surplus of at least $50,000,000, provided that the Trustee's separate capital and surplus shall at all times be at least the amount specified in Section 310(a)(2) of the TIA, (b) be subject to supervision or examination by federal or state authority and (c) have an office within the United States of America. If such corporation publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section, the combined capital and surplus of such corporation shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. If at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section, it shall resign immediately in the manner and with the affect hereinafter specified in this Article.

Section 7.10      Resignation and Removal; Appointment of Successor.

              (a) No resignation or removal of the Trustee and no appointment of a successor Trustee pursuant to this Article shall become effective until the acceptance of appointment by the successor Trustee under
Section 7.11.

              (b) The Trustee may resign at any time with respect to one or more Series of Bonds by giving written notice thereof to the Depositor. If an instrument of acceptance by a successor Trustee shall not have been delivered to the Trustee within 30 days after the giving of such notice of resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor Trustee.

              (c) The Trustee for any Series may be removed at any time by Act of the Holders of a majority in principal amount of the Outstanding Bonds of such Series, delivered to the Trustee and to the Depositor. The Trustee for any Series may be removed at any time by the Depositor provided that the Depositor receives confirmation that the appointment of the successor Trustee will not result in the lowering of the rating of that Series of Bonds.

              (d) If at any time:

                  (1) the Trustee shall have a conflicting interest prohibited by Section 7.08 with respect to any Series of Bonds and shall fail to resign or eliminate such conflicting interest in accordance with
         Section 7.08 after written request therefor by the Depositor or by any Bondholder who has been a bona fide Holder of a Bond for at least six months; or

                  (2) the Trustee shall cease to be eligible under Section 7.09 and shall fail to resign after written request therefor by the Depositor or by any such Bondholder; or

                  (3) the Trustee shall become incapable of acting with respect to any Series of Bonds or shall be adjudged a bankrupt or insolvent or a receiver or liquidator of the Trustee or of its property shall be appointed or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation;

then, in any such case, (i) the Depositor by a Board Resolution may remove the Trustee, and the Depositor shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint a successor Trustee and to vest in such successor Trustee any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Indenture; provided, however, if the Depositor does not make such appointment within fifteen (15) days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Trustee may petition a court of competent jurisdiction to make such appointment, or (ii) subject to Section 6.16, and, in the case of a conflicting interest as described in clause (1) above, unless the Trustee's duty to resign has been stayed as provided in TIA Section 310(b), any Bondholder who has been a bona fide Holder of a Bond for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the removal of the Trustee and the appointment of a successor Trustee.

         (e) If the Trustee shall resign, be removed or become incapable of acting, or if a vacancy shall occur in the office of the Trustee for any cause, the Depositor, by a Board Resolution, shall promptly appoint a successor Trustee. If within one year after such resignation, removal or incapability or the occurrence of such vacancy, a successor Trustee shall be appointed by Act of the Holders of a majority in principal balance of the Outstanding Bonds of that Series delivered to the Depositor and the retiring Trustee, the successor Trustee so appointed shall, forthwith upon its acceptance of such appointment, become the successor Trustee and supersede the successor Trustee appointed by the Depositor. If no successor Trustee shall have been so appointed by the Depositor or the Bondholders and shall have accepted appointment in the manner hereinafter provided, any Bondholder who has been a bona fide Holder of a Bond for at least six months may, on behalf of himself and all others similarly situated, petition any court of competent jurisdiction for the appointment of a successor Trustee.

         (f) The Depositor shall give notice of each resignation and each removal of the Trustee and each appointment of a successor Trustee by mailing written notice of such event by first-class mail, postage prepaid, to the Holders of the applicable Series of Bonds as their names and addresses appear in the Bond Register. Each notice shall include the name of the successor Trustee and the address of its Corporate Trust Office.

Section 7.11      Acceptance of Appointment by Successor.

         Every successor Trustee appointed hereunder shall execute, acknowledge and deliver to the Depositor and the retiring Trustee an instrument accepting such appointment, and thereupon the resignation or removal of the retiring Trustee with respect to all or any applicable Series shall become effective, and such successor Trustee, without any further act, deed or conveyance, shall become vested with all the rights, powers, trusts, duties and obligations with respect to such Series of the retiring Trustee; but, on request of the Depositor or the successor Trustee, such retiring Trustee shall, upon payment of its charges then unpaid, execute and deliver an instrument transferring to such successor Trustee all the rights, powers and trusts of the retiring Trustee and shall duly assign, transfer and deliver to such successor Trustee all property and money held by such retiring Trustee hereunder, subject nevertheless to its lien, if any, provided for in Section 7.07. Upon request of any such successor Trustee, the Depositor shall execute any and all instruments for more fully and certainly vesting in and confirming to such successor Trustee all such rights, powers and trusts.

         If a successor Trustee is appointed with respect to the Bonds of one or more (but not all) Series, the Depositor, the predecessor Trustee and each successor Trustee with respect to the Bonds of any applicable Series shall execute and deliver an agreement supplemental hereto which shall contain such provisions as shall be deemed necessary or desirable to confirm that all the rights, powers, trusts and duties of the predecessor Trustee with respect to the Bonds of any Series as to which the predecessor Trustee is not retiring shall continue to be vested in the predecessor Trustee, and shall add to or change any of the provisions of this Indenture as shall be necessary to provide for or facilitate the administration of the trusts hereunder by more than one Trustee, it being understood that nothing herein or in such supplemental agreement shall constitute such Trustees co-Trustees of the same trust and that each such Trustee shall be a Trustee of a trust or trusts under separate indentures.

         No successor Trustee shall accept its appointment unless at the time of such acceptance such successor Trustee shall be qualified and eligible under this Article and the Trustee or an Affiliate of the Trustee shall be approved by Fannie Mae or Freddie Mac as a seller-servicer of Mortgage Loans.

Section 7.12 Merger, Conversion, Consolidation or Succession to Business of Trustee.

         Any corporation into which the Trustee may be merged or converted or with which it may be consolidated, or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to all or substantially all of the corporate trust business of the Trustee, shall be the successor of the Trustee hereunder, provided such corporation shall be otherwise qualified and eligible under this

Article, without the execution or filing of any paper or any further act on the part of any of the parties hereto. In case any Bonds have been authenticated, but not delivered, by the Trustee then in office, any successor by merger, conversion or consolidation to such authenticating Trustee may adopt such authentication and deliver the Bonds so authenticated with the same effect as if such successor Trustee had itself authenticated such Bonds.

Section 7.13      Preferential Collection of Claims Against Depositor.

         The Trustee (and any co-trustee or separate trustee) shall be subject to TIA Section 311(a), excluding any creditor relationship listed in TIA Section 311(b), and a Trustee (and any co-trustee or separate trustee) who has resigned or been removed shall be subject to TIA Section 311(a) to the extent indicated.

Section 7.14      Co-Trustees and Separate Trustees.

         At any time or times, for the purpose of meeting the legal requirements of the TIA or of any jurisdiction in which any of the Trust Estate may at the time be located, the Depositor shall have power to appoint, and upon the written request of the Trustee or of the Holders of Bonds representing more than 50% of the principal balance of the Outstanding Bonds with respect to which a co-trustee or separate trustee is being appointed, the Depositor shall for such purpose join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint one or more Persons approved by the Trustee either to act as co-trustee, jointly with the Trustee, of all or any part of the Trust Estate, or to act as separate trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, and to vest in such Person or Persons in the capacity aforesaid, any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section. If the Depositor does not join in such appointment within 15 days after the receipt by it of a request to do so, or in case an Event of Default has occurred and is continuing, the Trustee alone shall have power to make such appointment. All fees and expenses of any co-trustee or separate trustee shall be payable by the Depositor.

         Should any written instrument from the Depositor be required by any co-trustee or separate trustee so appointed for more fully confirming to such co-trustee or separate trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Depositor.

         Every co-trustee or separate trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

                  (1) The Bonds shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of securities, cash and other personal property held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised, solely by the Trustee.

                  (2) The rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by such appointment shall be conferred or imposed upon and exercised or performed by the Trustee or by the Trustee and such co-trustee or separate trustee jointly, as shall be provided in the instrument appointing such co-trustee or separate trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or separate trustee.

                  (3) The Trustee at any time, by an instrument in writing executed by it, with the concurrence of the Depositor evidenced by a Depositor Order, may accept the resignation of or remove any co-trustee or separate trustee appointed under this Section, and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee or separate trustee without the concurrence of the Depositor upon the written request of the Trustee, the Depositor shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal. A successor to any co-trustee or separate trustee so resigned or removed may be appointed in the manner provided in this Section.

                  (4) No co-trustee or separate Trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such trustee hereunder.

                  (5) Any Act of Bondholders delivered to the Trustee shall be deemed to have been delivered to each such co-trustee and separate trustee.

Section 7.15      Review of Mortgage Files.

                  (a) Initial Certification. The Indenture Trustee shall, for the benefit of the Bondholders, review each Trustee Mortgage Loan File prior to the Closing Date to ascertain that all documents required to be included in the Trustee Mortgage Loan File are included therein, and shall deliver to the Seller and the Master Servicer on the Closing Date an Initial Certification in the form attached hereto as Exhibit A-1 with respect to each Mortgage Loan to the effect that, except as specifically noted on a schedule of exceptions thereto, (A) all documents required to be contained in the Trustee Mortgage Loan File are in its possession, (B) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan, and (C) based on its examination and only as to the foregoing documents, the information set forth on the related Mortgage Loan schedule accurately reflects information set forth in the Trustee Mortgage Loan File.

                  It is understood that before making the Initial Certification, the Security Instrument Trustee shall examine the related Mortgage Loan Documents to confirm that:

                           (1) each Note and Security Instrument bears an
                  original signature or signatures purporting to be that of the Person or Persons named as the maker and mortgagor/trustor or, if photocopies are permitted, that such copies bear a reproduction of such signature or signatures;

                           (2) except for the endorsement to the Trustee,
                  neither the Security Instrument nor any Assignment, on the face or the reverse side(s) thereof, contains evidence of any unsatisfied claims, liens, security interests, encumbrances or restrictions on transfer;

                           (3) the principal amount of the indebtedness secured
                  by the related Security Instrument is identical to the original principal amount of the related Note;

                           (4) the Assignment of the related Security Instrument
                  from the Seller to the Trustee bears an original signature of the Seller and any other necessary party (or signatures purporting to be that of the Seller and any such other party) or, if photocopies are permitted, that such copies bear a reproduction of such signature or signatures;

                           (5) if intervening Assignments are included in the
                  Trustee Mortgage Loan File, each such intervening Assignment bears an original signature of the related mortgagee and/or the assignee (and any other necessary party) (or signatures purporting to be that of each such party) or, if photocopies are permitted, that such copies bear a reproduction of such signature or signatures;

                           (6) if either a Title Insurance Policy, a preliminary
                  title report or a written commitment to issue a Title Insurance Policy is delivered, the address of the real property set forth in such policy, report or written commitment is identical to the real property address contained in the related Security Instrument; and

                           (7) if any of a Title Insurance Policy, certificate
                  of title insurance or a written commitment to issue a Title Insurance Policy is delivered, such policy, certificate or written commitment is for an amount not less than the original principal amount of the related Note and such title insurance policy insures that the related Security Instrument creates a first lien, senior in priority to all other deeds of trust, mortgages, deeds to secure debt, financing statements and security agreements and to any mechanics' liens, judgment liens or writs of attachment (or if the title insurance policy or certificate of title insurance has not been issued, the written commitment for such insurance obligates the insurer to issue such policy for an amount not less than the original principal amount of the related Note).

                  (b) Final Certification. On or before one year following the Closing Date, the Trustee shall deliver to the Seller and the Master Servicer a Final Certification in the form attached hereto as Exhibit A-2 evidencing the completeness of the Trustee Mortgage Loan File for each Mortgage Loan, except as specifically noted on a schedule of exceptions thereto.

                  (c) Certification Generally. In giving each of the Initial Certification and the Final Certification, the Trustee shall be under no duty or obligation (1) to inspect, review or examine any such documents, instruments, securities or other papers to determine that they or the signatures thereto are genuine, enforceable, or appropriate for the represented purpose or that they have actually been recorded or that they are other than what they purport to be on their face or (2) to determine whether any Trustee Mortgage Loan File should include a flood insurance policy, any rider, addenda, surety or guaranty agreement, power of attorney, buy down agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

                  (d) Recordation Report. No later than the fifth Business Day of each third month, the Trustee shall deliver to the Master Servicer a recordation report dated as of the first day of such month, identifying those Mortgage Loans for which it has not yet received (1) an original recorded Security Instrument or a copy thereof certified to be true and correct by the public recording office in possession of such Security Instrument or (2) an original recorded Assignment of the Security Instrument to the Trustee and any required intervening Assignments or a copy thereof certified to be a true and correct copy by the public recording office in possession of such Assignment.

Section 7.16      Trustee Fees and Expenses.

         The Trustee shall be entitled to receive the Trustee Fee on each Payment Date as provided herein. The Trustee also shall be entitled, pursuant to the provisions of Section 6.05 of the Servicing Agreement, to (i) payment of or reimbursement for expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Indenture (including but not limited to the reasonable compensation and the expenses and disbursements of its counsel and of all persons not regularly in its employ) as provided in the Servicing Agreement, and (ii) indemnification against losses, liability and expenses, including reasonable attorney's fees, incurred, arising out of or in connection with this Indenture and the Bonds as provided in the Servicing Agreement.


                                  ARTICLE EIGHT

             BONDHOLDERS' LIST AND REPORTS BY TRUSTEE AND DEPOSITOR

Section 8.01      Depositor to Furnish Trustee Names and Addresses of
                  Bondholders.

         (a) The Depositor shall furnish or cause to be furnished to the Trustee (i) semi-annually, not less than 45 days nor more than 60 days after each Record Date with respect to each Series of Bonds, all information in the possession or control of the Depositor, in such form as the Trustee may reasonably require, as to names and addresses of the Holders of Bonds as of such Record Date, and (ii) at such other times, as the Trustee may request in writing, within 30 days after receipt by the Depositor of any such request, a list of similar form and content as of a date not more than 10 days prior to the time such list is furnished; provided, however, that so long as the Trustee is the Bond Registrar, no such list shall be required to be furnished.

         (b) In addition to furnishing to the Trustee the Bondholder lists, if any, required under subsection (a), the Depositor shall also furnish all Bondholder lists, if any, required under Section 9.03 at the times required by
Section 9.03.

Section 8.02 Preservation of Information; Communications to Bondholders.

         (a) The Trustee shall preserve, in as current a form as is reasonably practicable, the names and addresses of the Holders of certificated Bonds of a Series contained in the most recent list furnished to the Trustee as provided in
Section 8.01 and the names and addresses of the Holders of certificated Bonds of a Series received by the Trustee in its capacity as Bond Registrar. The Trustee may destroy any list furnished to it as provided in Section 8.01 upon receipt of a new list so furnished.

         (b) Bondholders may communicate pursuant to TIA Section 312(6) with other Bondholders with respect to their rights under this Indenture or under the Bonds.

         (c) The Depositor, the Trustee, and the Bond Registrar shall have the protection of TIA Section 312(c).

Section 8.03 Reports by Trustee.

         (a) Within 60 days after December 31 of each year commencing in the year after the issuance of Bonds, the Trustee shall, if required by Section 313(a) of the Trust Indenture Act, transmit by mail to all Holders of Bonds of each Series, as their names and addresses appear in the Bond Register for such Series, a brief report dated as of December 31 (each a "Reporting Date") with respect to the matters set forth therein.

         (b) The Trustee shall transmit by mail to all Holders of Bonds of a Series, as their names and addresses appear in the Bond Register for such Series of Bonds, a brief report in accordance with Section 313(b) of the Trust Indenture Act.

         (c) A copy of each such report shall, at the time of such transmission to the Holders of Bonds of such Series, be filed by the Trustee with each securities exchange upon which the Bonds of such Series are listed, and also with the Commission. The Depositor will notify the Trustee when the Bonds of any Series are listed on any securities exchange.

         (d) The Trustee shall transmit by mail to each Holder of certificated Bonds of a Series, together with each check representing payment of principal and/or interest on the Bonds of such Series, a report with respect to the principal balance of the Bonds of such Series held by each Holder of Bonds of such Series as of the immediately preceding Payment Date and the amount of principal, interest and premium, if any, paid with respect to the Bonds of such Series held by such Holder of Bonds of such Series since the immediately preceding Payment Date.

         (e) For Book-Entry Bonds, the Trustee shall provide an adequate number of copies of its reports in order for the Clearing Agency and Clearing Agency Participants to provide copies to Beneficial Owners.

         (f) The Depositor shall supply to the Trustee at least fifteen calendar days prior to any applicable filing date prescribed by law or Internal Revenue Service regulation, and the Trustee, as agent for the Depositor, shall transmit by mail to each Holder of Bonds, as his name and address appears in the Bond Register, and to the Internal Revenue Service, within the time limits prescribed by law, the amount of interest and original issue discount (which original issue discount shall be calculated by the Depositor), if any, paid or accrued with respect to Bonds held by such Bondholder.

         (g) As required by the Code or the Treasury regulations thereunder, the Master Servicer shall supply to the Trustee and the Trustee, as agent for the Master Servicer, shall transmit by mail to each Bondholder appropriate tax accounting information, and any other tax accounting information that a Bondholder reasonably requests, to enable it to prepare its tax returns.

Section 8.04      Reports by Depositor.

         The Depositor shall file with the Trustee, within 15 days after the Depositor is required to file the same with the Commission, copies of the annual reports and of the information, documents, and other reports (or copies of such portions of any of the foregoing as the Commission may by rules and regulations prescribe) that the Depositor is required to file with the Commission pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934, as amended. The Depositor shall also comply with the other provisions of TIA Section 314(a).


                                  ARTICLE NINE

                             COVENANTS OF DEPOSITOR

Section 9.01      Payment of Principal and Interest.

         The Depositor will pay or cause to be duly and punctually paid the principal of, and interest on, the Bonds of each Series in accordance with the terms of the Bonds and this Indenture solely, except to the extent provided in
Section 6.21, from proceeds of the Trust Estate for such Series Granted hereunder and under the related Series Supplement and from such assets as may at any time be pledged to secure payment of the Bonds, and the Depositor shall not otherwise be liable for payment on the Bonds. No person shall be personally liable for any amounts payable under the Bonds. If any other provision of this Indenture conflicts or is deemed to conflict with the provisions of this Section 9.01, the provisions of this Section 9.01 shall control.

Section 9.02      Maintenance of Office or Agency.

         The Depositor will maintain an office or agency within the United States of America where certificated Bonds may be presented or surrendered for payment, where certificated Bonds may be surrendered for registration of transfer or exchange, and where notices and demands to or upon the Depositor in respect of the Bonds and this Indenture may be served. The Depositor hereby initially appoints the Trustee such office or agency. The Depositor will give prompt written notice to the Trustee of the location, and of any change in the location, of any such office or agency. If at any time the Depositor shall fail to maintain any such office or agency or shall fail to furnish the Trustee with the address thereof, such presentations, surrenders, notices and demands may be made or served at the Corporate Trust Office, and the Depositor hereby appoints the Trustee at its Corporate Trust Office as its agent to receive all such presentations, surrenders, notices and demands.

Section 9.03      Money for Bond Payments to Be Held in Trust.

         If the Depositor shall at any time act as its own Paying Agent, it will, on or before each Payment Date, Redemption Date or Special Redemption Date for a Series of Bonds, segregate and hold in trust for the benefit of the Person entitled thereto a sum sufficient to pay the principal or interest so becoming due until such sums shall be paid to such Persons or otherwise disposed of as herein provided, and will promptly notify the Trustee of its action or failure so to act.

         Whenever the Depositor shall have one or more Paying Agents, the Trustee will, on or before each Payment Date, Redemption Date or Special Redemption Date for a Series of Bonds, deposit with such Paying Agent cash, Certificates of Deposit or a Letter of Credit in an amount sufficient to pay the principal or interest so becoming due (to the extent funds are then available for such purposes), such sum to be held in trust for the benefit of the Persons entitled to such principal or interest, and (unless such Paying Agent is the Trustee) the Depositor will promptly notify the Trustee of its action or failure so to act.

         The Depositor will cause each Paying Agent, other than the Trustee, to execute and deliver to the Trustee an instrument in which such Paying Agent shall agree with the Trustee, subject to the provisions of this Section, that such Paying Agent will:

                  (1) hold all sums held by it for the payment of principal of or interest on the Bonds in trust for the benefit of the Persons entitled thereto until such sums shall be paid to such Persons or otherwise disposed of as herein provided and pay such sums to such Persons as herein provided;

                  (2) give the Trustee notice of any Default by the Depositor (or any other obligor upon the Bonds) in the making of any payment of principal or interest; and

                  (3) at any time during the continuance of any such Default, upon the written request of the Trustee, forthwith pay to the Trustee all sums so held in trust by such Paying Agent.

         The Depositor may at any time, for the purpose of obtaining the satisfaction and discharge of this Indenture or for any other purpose, pay, or by Depositor Order direct any Paying Agent to pay, to the Trustee all sums held in trust by the Depositor or such Paying Agent, such sums to be held by the Trustee upon the same trusts as those upon which such sums were held by the Depositor or such Paying Agent; and, upon such payment by any Paying Agent to the Trustee, such Paying Agent shall be released from all further liability with respect to such money.

         Any money deposited with the Trustee or any Paying Agent, or then held by the Depositor, in trust for the payment of the principal of or interest on any Bond and remaining unclaimed for two and one-half years after such principal or interest has become due and payable to the Holder of such Bond (or if earlier, three months before the date on which such amount would escheat to a governmental entity under applicable law) shall be discharged from such trust and paid to the Depositor; and the Holder of such Bond shall thereafter, as an unsecured general creditor, look only to the Depositor for payment thereof, and all liability of the Trustee or such Paying Agent with respect to such trust money (but only to the extent of the amounts so paid to the Depositor), and all liability of the Depositor as trustee thereof, shall thereupon cease; provided, however, that the Trustee or such Paying Agent, before being required to make any such release of payment, may at the expense of the Depositor cause to be published once, in a newspaper published in the English language, customarily published on each Business Day and of general circulation in New York, New York and in the city in which the Corporate Trust Office is located, notice that such money remains unclaimed and that, after a date specified therein, which shall not be less than 30 days from the date of such publication, any unclaimed balance of such money then remaining will be repaid to the Depositor. The Trustee may adopt and employ, at the expense of the Depositor, any reasonable means of notification of such release of payment (including, but not limited to, mailing notice of such release to Holders whose Bonds have been called but have not been surrendered for redemption or whose right to or interest in monies due and payable but not claimed is determinable from the records of the Trustee or any Paying Agent, at the last address of record of each such Holder).

Section 9.04      Corporate Existence.

         The Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of the State of Delaware (unless it becomes incorporated under the laws of any other state or the United States of America in which case the Depositor will keep in full effect its existence, rights and franchises as a corporation under the laws of such other jurisdiction) and will obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Indenture and the Bonds.

Section 9.05      Protection of Trust Estate.

         (a) The Depositor will from time to time execute and deliver all such supplements and amendments hereto and all such financing statements, continuation statements, instruments of further assurance and other instruments, and will take such other action as the Trustee deems necessary or advisable to:

                  (i) grant more effectively all or any portion of the Trust Estate for a Series;

                  (ii) maintain or preserve the lien (and the priority thereof) of this Indenture or to carry out more effectively the purposes hereof;

                  (iii) perfect, publish notice of, or protect the validity of any Grant made or to be made by this Indenture;

                  (iv) enforce any of the Loan Documents, GNMA Certificates, Freddie Mac Certificates, Fannie Mae Certificates or Other Mortgage Certificates; or

                  (v) preserve and defend title to the Trust Estate securing a Series and the rights therein of the Trustee and the Holders of Bonds of such Series secured thereby against the claims of all persons and parties.

         (b) The Trustee shall not remove any portion of the Trust Estate that consists of money or is evidenced by an instrument, certificate or other writing from the jurisdiction in which it was held at the date of the most recent Opinion of Counsel delivered pursuant to Section 9.06 (or from the jurisdiction in which it was held, or to which it is intended to be removed, as described in the Opinion of Counsel delivered at the Closing Date pursuant to the Series Supplement, if no Opinion of Counsel has yet been delivered pursuant to Section 9.06) or cause or permit ownership or the pledge of any portion of the Trust Estate that consists of book-entry securities to be recorded on the books of a Person located in a different jurisdiction from the jurisdiction in which such ownership or pledge was recorded at such time unless the Trustee shall have first received an Opinion of Counsel to the effect that the lien and security interest created by this Indenture with respect to such property will continue to be maintained after giving effect to such action or actions.

         (c) The Depositor hereby designates the Trustee its agent and attorney-in-fact to execute any financing statement, continuation statement or other instrument required by the Trustee pursuant to this Section 9.05.

         (d) The Depositor shall pay or cause to be paid any taxes levied on the account of the beneficial ownership by the Depositor or an Affiliate of the Depositor of Mortgage Collateral that secures a Series of Bonds.

Section 9.06      Opinions as to Trust Estate.

         (a) The Depositor shall deliver to the Trustee, by the first day of the fifth month following the Delivery Date for each Series, one of the following: (i) an Opinion of Counsel reasonably satisfactory in form and substance to the Trustee stating that, in the opinion of such counsel, such action has been taken with respect to the recording and filing of this Indenture, any indentures supplemental hereto and any other requisite document as is necessary to make effective the lien and security interest of this Indenture with respect to the Trust Estate for such Series and reciting the details of such action; or (ii) an Opinion of Counsel stating that, in the opinion of such counsel, no such action is necessary to make such lien and security interest effective; or (iii) with respect to each Mortgage Loan pledged to secure a Series, a certificate of the Depositor in a form acceptable to the Trustee (a "Certificate of Nonrecordation") to the effect that (A) the Trustee has received all scheduled payments of principal and interest on such Mortgage Loan, and (B) recordation of the Trustee's interest in such Mortgage Loan is not yet practicable because the applicable local recording office has been unable to provide the Master Servicer or the Depositor with all the information necessary to record the assignment of the Mortgage Loan to the Trustee, or because of another administrative matter beyond the reasonable control of the Master Servicer or the Depositor.

         With respect to each Mortgage Loan as to which the Depositor delivers a Certificate of Nonrecordation, the Depositor shall, by the first day of the following month, deliver an Opinion of Counsel meeting the requirements of either of clauses (i) or (ii) above or another Certificate of Nonrecordation.

         With respect to each Mortgage Loan pledged to secure a Series, the Depositor shall, by the first day of the twelfth month following the Delivery Date for such Series, deliver an Opinion of Counsel meeting the requirements of either of clauses (i) or (ii) above or require the Master Servicer to withdraw such Mortgage Loan from the lien of this Indenture pursuant to Section 12.11.

         (b) On or before June 15 of each calendar year (commencing in the year following the Delivery Date for a Series) the Depositor shall furnish to the Trustee an Opinion of Counsel meeting the requirements of either of clauses (i) or (ii) of subsection (a) above (except with respect to any Mortgage Loan as to which a Certificate of Nonrecordation has been delivered by the Depositor by the first day of June). Such Opinion of Counsel shall include a description of any recording, filing, re-recording and refiling of this Indenture, any indentures supplemental hereto and any other requisite documents that will, in the opinion of such counsel, be required to maintain the lien and security interest of this Indenture with respect to the Trust Estate for such Series until June 15 of the following calendar year.

Section 9.07 Performance of Obligations; Servicing Agreement.

         (a) The Depositor shall punctually perform and observe all of its obligations under this Indenture and the Servicing Agreement with respect to each Series.

         (b) The Depositor shall not take any action, and will use its Best Efforts not to permit any action to be taken by others, that would release any Person from any of such Person's covenants or obligations under any of the Loan Documents or under any instrument included in the Trust Estate for a Series, or that would result in the amendment, hypothecation, subordination, termination or discharge of, or impair the validity or effectiveness of, any of the Loan Documents or any such instrument with respect to such Series, except as expressly permitted in this Indenture, the Servicing Agreement or such Loan Document for such Series or other instrument or unless such action will not adversely affect the interests of the Holders of the Bonds of such Series.

         (c) If the Depositor shall have knowledge of the occurrence of a default under the Servicing Agreement, the Depositor shall promptly notify the Trustee and the Rating Agencies thereof, and shall specify in such notice the action, if any, the Depositor is taking with respect to such default.

         (d) Upon any termination of the Servicer's rights and powers pursuant to the Servicing Agreement, the Trustee shall promptly notify the Rating Agencies. As soon as any successor Servicer is appointed, the Trustee shall notify the Rating Agencies, specifying in such notice the name and address of such successor Servicer.

Section 9.08 Negative Covenants.

         (a) The Depositor will not:

             (1) sell, transfer, exchange or otherwise dispose of any part of the Trust Estate for a Series except as expressly permitted by this Indenture or a related Series Supplement; or

             (2) claim any credit on, or make any deduction from, the principal, premium, if any, or interest payable in respect of the Bonds of a Series by reason of the payment of any taxes levied or assessed upon any portion of the Trust Estate for such Series.

         (b) Notwithstanding paragraph (a) hereof, the Depositor may sell, transfer, exchange or otherwise dispose of its interest in the Mortgage Collateral securing any Series of Bonds to a Limited Purpose Entity provided that:

                  (1) all right, title and interest so transferred shall be subject and subordinate to the rights of the Holders of the Series of Bonds secured by such Mortgage Collateral;

                  (2) the transferee agrees in writing that, with respect to the Mortgage Collateral in which it has acquired an interest from the Depositor, it will assume the Depositor's obligations pursuant to
         Section 9.05 of the Indenture and will designate the Trustee as it agent and attorney-in-fact for the execution of any financing statement, continuation statement, or other instrument required by the Trustee pursuant to Section 9.05; and

                  (3) the transferee agrees in writing that it will not subsequently transfer its interest in the Mortgage Collateral pledged to secure a Series of Bonds, except in accordance with this Section 9.08.

         (c) Notwithstanding paragraph (a) hereof or any other provision of this Indenture, the Depositor may pledge its interest in the Collateral securing any Series of Bonds to secure another Series of Bonds if:

                  (1) such pledge is permitted by the terms of the Supplemental Indenture creating the earlier Series of Bonds; and

                  (2) each Rating Agency rating the earlier Series of Bonds confirms in a writing delivered to the Trustee that such subsequent pledge will not result in the withdrawal or downgrading of the rating it assigns to any Outstanding Series of Bonds.

Section 9.09      Statement as to Compliance.

         The Depositor will deliver to the Trustee, within 120 days after the end of each fiscal year of the Depositor (commencing with the fiscal year ending on December 31, 1998), a written statement signed by the Chairman or the President or a Vice President and by any other Officer of the Depositor, stating, as to each signer thereof, that:

                  (1) a review of the fulfillment of the Depositor during such year and of its obligations under this Indenture has been made under such Officer's supervision; and

                  (2) to the best of such Officer's knowledge, based on such review, the Depositor complied with all conditions and covenants under this Indenture throughout such year, or if there has been a Default in the fulfillment of any such covenant or condition, specifying each such Default known to such Officer and the nature and status thereof.

Section 9.10      Depositor May Consolidate, Etc., Only on Certain Terms.

         The Depositor shall not consolidate or merge with or into any other Person or convey or transfer its properties and assets substantially as an entirety to any Person unless:

                  (1) the Person (if other than the Depositor) formed by or surviving such consolidation or merger or that acquires by conveyance or transfer the properties and assets of the Depositor substantially as an entirety shall be a Limited Purpose Entity and shall expressly assume, by an indenture supplemental hereto, executed and delivered to the Trustee, in form satisfactory to the Trustee, the due and punctual payment of the principal of and interest on all Bonds and the performance of every covenant of this Indenture on the part of the Depositor to be performed or observed;

                  (2) immediately after giving effect to such transaction, no Default or Event of Default shall have occurred and be continuing;

                  (3) the Depositor shall have delivered to the Trustee an Officer's Certificate and an Opinion of Counsel each stating that such consolidation, merger, conveyance or transfer and such supplemental indenture comply with this Article and that all conditions precedent in this Article provided for relating to such transaction have been complied with;

                  (4) each Rating Agency has confirmed in writing that such merger, consolidation or transfer will not result in the withdrawal or downgrading of the rating on the Bonds;

                  (5) the interest that the transferee acquires in any properties or assets that are pledged to secure the Bonds shall expressly be made subject and subordinate to the rights of the Bondholders and the Trustee; and

                  (6) the Trustee shall have received on the date of the transfer an agreement of the transferee to provide on or before June 15 of each subsequent year a certificate confirming its continued qualification as a Limited Purpose Entity and its continued compliance with the provisions of Section 9.04 hereof.

Section 9.11      Successor Substituted.

         Upon any consolidation or merger, or any conveyance or transfer of the properties and assets of the Depositor substantially as an entirety in accordance with Section 9.10, the Person formed by or surviving such consolidation or merger (if other than the Depositor) or the Person to which such conveyance or transfer is made shall succeed to, and be substituted for, and may exercise every right and power of, the Depositor under this Indenture with the same effect as if such Person had been named as the Depositor herein. In the event of any such conveyance or transfer, the Person named as the "Depositor" in the first paragraph of this instrument or any successor that shall theretofore have become such in the manner prescribed in this Article may be dissolved, wound-up and liquidated at any time thereafter, and such Person thereafter shall be released from its liabilities as obligor and maker on all the Bonds and from its obligations under this Indenture.

Section 9.12      No Other Business.

         The Depositor shall not engage in any business or activity other than in connection with or relating to the issuance of (a) Bonds pursuant to this Indenture or any Series Supplement, the issuance of which will not, at the time of their issuance, result in the lowering of the then rating of the Outstanding Bonds of any Series by any Rating Agency rating such Series, (b) other bonds pursuant to any indenture other than this Indenture secured principally by mortgage collateral (which may include mortgage loans, GNMA Certificates, Freddie Mac Certificates, Fannie Mae Certificates, Other Mortgage Certificates, or other interests in mortgage loans and, to the extent that any such mortgage collateral represents an interest in or is secured by mortgage loans, such mortgage loans) or (c) the establishment of trusts to acquire, own, hold, sell, and otherwise deal in or with mortgage collateral; provided, however, that if such other bonds have a rating lower than the lowest rating of any Outstanding Bonds of any Series, such lower rating will not, at the time of the issuance of such bonds, result in the lowering of the then rating of the Outstanding Bonds of any Series by any Rating Agency rating any Series of Bonds issued pursuant to this Indenture.

Section 9.13      Limitation on Borrowing.

         Except as contemplated by Section 9.12 hereof, the Depositor shall not incur, assume or guarantee any indebtedness of any Person, except for indebtedness that: (i) by its terms is completely subordinated to indebtedness of the Depositor; (ii) is non-recourse other than with respect to proceeds in excess of the proceeds necessary to pay the Bonds of any Series; (iii) does not constitute a claim against the Depositor to the extent that such excess proceeds are insufficient to pay such debt; (iv) by its terms provides that the holder thereof may not cause the filing of a petition in bankruptcy or take any similar action against the Depositor until at least 121 days after all indebtedness represented by each Outstanding Bond is paid in full; and (v) will not adversely affect or result in a withdrawal of the rating of the Bonds by any Rating Agency.

Section  9.14 Substitution of Insurance Policies, Etc.; Notification of Rating
              Agencies.

         (a) Provided that the conditions set forth in paragraph (b) hereof have been satisfied, the Depositor may substitute a replacement policy or instrument for any Bond Insurance, Mortgagor Bankruptcy Fund or Mortgagor Bankruptcy Bond, Primary Mortgage Insurance Policy, Pool Insurance Policy, Special Hazard Insurance Policy or Special Hazard Fund or a surety bond or Letter of Credit pledged to secure any one or more Series of Bonds.

         (b) The Depositor shall notify each Rating Agency rating the Bonds of a Series in the event that any replacement policy or instrument is obtained for any Bond Insurance, Mortgagor Bankruptcy Fund or Bond, Primary Mortgage Insurance Policy, Pool Insurance Policy, Special Hazard Insurance Policy or Fund or surety bond or Letter of Credit with respect to such Series from an Insurer or other Person other than the Person who issued such policy or instrument; provided, however, that the Trustee shall not be required to accept any such replacement policy or instrument unless the Trustee has received from each Rating Agency rating such Bonds a written instrument to the effect that such acceptance by the Trustee will not result in the lowering of the then applicable rating of any Bonds issued pursuant to this Indenture by such Rating Agency.

         (c) Provided the conditions set forth in paragraph (d) hereof have been satisfied, in substitution for any Bond Insurance, Mortgagor Bankruptcy Fund or Bond, Primary Mortgage Insurance Policy, Pool Insurance Policy, Special Hazard Insurance Policy or Fund, surety bond, letter of credit, and/or other policy, instrument, or other credit enhancement securing Mortgage Loans pledged to secure a Series of Bonds, the Depositor may pledge one or more Fannie Mae or Freddie Mac Certificates representing interests in such Mortgage Loans, provided the pass-through interest rate on each such Fannie Mae or Freddie Mac Certificate is not less than the weighted average Net Rate of the Mortgage Loans in which such Mortgage Certificate represents an interest. For this purpose, the Net Rate of a Mortgage Loan will equal the per annum interest rate available to make payments on the Bonds secured by such Mortgage Loan (i.e., such Mortgage Loan's Note Rate less servicing and credit enhancement costs).

         (d) To effect any substitution of credit enhancement pursuant to paragraph (c) above, the Trustee shall transfer the Mortgage Loans to Fannie Mae or Freddie Mac (subject to the Trustee (or its assignee) being named as the registered holder of the Fannie Mae or Freddie Mac Certificates to be issued representing interests in such Mortgage Loans) upon delivery by the Depositor to the Trustee of the following:

                  (1) cash or Letter of Credit in an amount equal to the aggregate Outstanding Mortgage Loan Amount of the Mortgage Loans being transferred to Fannie Mae or Freddie Mac, which may be used to make any payments of principal and interest on the Bonds pertaining to such Mortgage Loans while the Mortgage Loans are held by Fannie Mae or Freddie Mac;

                  (2) an Depositor Request identifying (i) the Mortgage Loans subject to the substitution of credit enhancement and (ii) the issue date, maturity, principal balance and pass-through interest rate of the Fannie Mae or Freddie Mac Certificates to be issued with respect to those Mortgage Loans; and

                  (3) an Opinion of Counsel to the effect that, upon the Trustee's receipt of the Fannie Mae or Freddie Mac Certificates, the Trustee will have a first-priority, perfected security interest in the Fannie Mae or Freddie Mac Certificates.

         To the extent that the Depositor substitutes Freddie Mac Certificates for any credit enhancement as provided above, the Depositor will deposit cash equal to one month's interest on such Freddie Mac Certificates. In addition, the one month delay and the terms of Freddie Mac's guarantee with respect to Freddie Mac Certificates shall not be construed as any change in the payment terms with respect to such Series of Bonds.

Section 9.15      Notice of Events of Default.

         The Depositor shall give the Trustee and the Rating Agencies prompt written notice of each Event of Default hereunder, each default on the part of the Servicer of its obligations under the Servicing Agreement [and each default on the part of the Mortgage Loan Seller of its obligations under the Mortgage Loan Sale Agreement.]

Section 9.16      Investment Company Act.

         The Depositor shall at all times conduct its operations so as not to be subject to, or shall comply with, the requirements of the Investment Company Act of 1940, as amended (or any successor statute), and the rules and regulations thereunder.

Section 9.17      Treatment of Bonds as Debt for Tax Purposes.

         The Depositor shall treat the Bonds as indebtedness for all federal and state tax purposes.

                                   ARTICLE TEN

                             SUPPLEMENTAL INDENTURES

Section 10.01     Supplemental Indentures Without Consent of Bondholders.

         Without the consent of the Holders of any Bonds of any Series, the Depositor and the Trustee, at any time and from time to time, may enter into one or more indentures supplemental hereto, in form satisfactory to the Trustee, for any of the following purposes:

                  (1) to correct or amplify the description of any property at any time subject to the lien of this Indenture, or better to assure, convey and confirm unto the Trustee any property subject or required to be subjected to the lien of this Indenture, or to subject to the lien of this Indenture additional property; or

                  (2) to add to the conditions, limitations and restrictions on the authorized amount, terms and purposes of issue, authentication and delivery of any Series of Bonds; or

                  (3) to set forth the terms of, and security for, any Series that has not theretofore been authorized by a Series Supplement; or

                  (4) to amend any provision of this Indenture in connection with the creation of any Series or Class but only with respect to a Series or Class that has not theretofore been authorized by a Series Supplement and only insofar as any such amendment does not adversely affect any Outstanding Series or Class; or

                  (5) to evidence the succession of another Person to the Depositor to the extent permitted herein, and the assumption by any such successor of the covenants of the Depositor herein and in the Bonds contained; or

                  (6) to add to the covenants of the Depositor or the Trustee, for the benefit of the Holders of all Bonds or the Bonds of any Series, or to surrender any right or power herein conferred upon the Depositor; or

                  (7) to convey, transfer, assign, mortgage or pledge any property to or with the Trustee; or

                  (8) to cure any ambiguity, to amend, correct or supplement any provision herein or in any supplemental indenture that may be defective, ineffective or inconsistent with any other provision herein or in any supplemental indenture, or amend any other provisions with respect to matters or questions arising under this Indenture; provided that such action shall not adversely affect the interests of the Holders of the Outstanding Bonds of any Series or Class; or

                  (9) to evidence and provide for the acceptance of appointment hereunder by a successor Trustee with respect to one or more Series of Bonds and to add to or change any of the provisions of this Indenture as shall be necessary to facilitate the administration of the trusts hereunder by more than one Trustee, pursuant to the requirements of
         Section 7.11 or 7.12 hereof; or

                  (10) to modify, eliminate or add to the provisions of this Indenture to such extent as shall be necessary to effect the qualification of this Indenture under the TIA or under any similar federal statute hereafter enacted or to conform the provisions of this Indenture to the TIA, as amended from time to time, and to add to this Indenture such other provisions as may be expressly required by the TIA.

         The Trustee is hereby authorized to join in the execution of any such supplemental indenture and to make any further appropriate agreements and stipulations that may be therein contained, but the Trustee shall not be obligated to enter into any such supplemental indenture that affects the Trustee's own rights, duties, liabilities or immunities under this Indenture or otherwise except to the extent required by law.

         The Trustee may in its discretion determine whether or not the rights of the Holder of Bonds of a particular Series would be adversely affected by any supplemental indenture and any such determination shall be conclusive upon the Holders of all Bonds, whether theretofore or thereafter authenticated and delivered hereunder. In making such determination, a supplemental indenture shall be conclusively deemed by the Trustee not to adversely affect a particular Series if (i) the Trustee receives a letter or other writing from each Rating Agency rating the Series to the effect that execution of the supplemental indenture will not result in any change in the current rating assigned by that Rating Agency to the Series and (ii) the supplemental indenture effects no change in principal priority schedules, interest rates, Redemption and Special Redemption prices, substitution of Mortgage Collateral, Payment Dates, Record Dates, Accounting Dates, terms of Optional and Special Redemption, the application of Surplus to the payment of the Series or other payment terms established by the Series Supplement for the Series. The Trustee shall not be liable for any such determination made in good faith.

Section 10.02     Supplemental Indentures With Consent of Bondholders.

         With the consent of the Holders of not less than 66 2/3% of the principal balance of the Outstanding Bonds of each Series to be affected, by Act of said Holders delivered to the Depositor and the Trustee, the Depositor and the Trustee may enter into an indenture or indentures supplemental hereto for the purpose of adding any provisions to, or changing in any manner or eliminating any of the provisions of, this Indenture relating to such Series or of modifying in any manner the rights of the Holders of the Bonds of such Series under this Indenture; provided, however, that no such supplemental indenture shall, without the consent of the Holder or Beneficial Owner of each Outstanding Bond as evidenced by the Bond Register and the records of the Clearing Agency and Clearing Agency Participants affected thereby:

                  (1) change the Stated Maturity of the principal of, or the timing of any installment of principal or interest on, any Bond, reduce the principal amount thereof or the Bond Interest Rate thereon or the Redemption Price or time for redemption with respect thereto, change the provisions of this Indenture and the related Series Supplement relating to the application of proceeds of the Trust Estate to the payment of principal of Bonds, change any place where, or the coin or currency in which, any Bond or the interest thereon is payable, or impair the right to institute suit for the enforcement of any such payment on or after the Maturity thereof (or, in the case of redemption, on or after the applicable Redemption Date or Special Redemption Date); or

                  (2) reduce the percentage in principal amount of the Outstanding Bonds of any Series, the consent of the Holders of which is required for the execution of any such supplemental indenture, or the consent of the Holders of which is required for any waiver of compliance with certain provisions of this Indenture or certain Defaults hereunder and their consequences provided for in this Indenture; or

                  (3) impair or adversely affect the Trust Estate for a Series except as otherwise permitted herein; or

                  (4) permit the creation of any lien ranking prior to or on a parity with the lien of this Indenture with respect to any part of a Trust Estate or terminate the lien of this Indenture on any property at any time subject hereto or deprive the Holder of any Bond of the security afforded by the lien of this Indenture; or

                  (5) change any of the conditions precedent for the redemption of any Series of Bonds under this Indenture or any Series Supplement; or

                  (6) modify any of the provisions of this Section 6.14, Section 6.15, or Section 6.16, except to increase any such percentage or to provide that certain other provisions of this Indenture cannot be modified or waived without the consent of the Holder or Beneficial Owner of each Outstanding Bond as evidenced by the Bond Register and the records of the Clearing Agency and Clearing Agency Participants affected thereby.

         The Trustee may in its discretion determine whether or not any Bonds of a particular Series would be affected by any supplemental indenture, and any such determination shall be conclusive upon the Holders and Beneficial Owners of all Bonds of such Series, whether theretofore or thereafter authenticated and delivered hereunder. The Trustee shall not be liable for any such determination made in good faith.

         It shall not be necessary for any Act of Bondholders under this Section to approve the particular form of any proposed supplemental indenture, but it shall be sufficient if such Act shall approve the substance thereof.

         Promptly after the execution by the Depositor and the Trustee of any supplemental indenture pursuant to this Section 10.02, the Depositor shall mail to the Holders of the Bonds as their names appear on the Bond Register to which such supplemental indenture relates, a notice setting forth in general terms the substance of such supplemental indenture. Any failure of the Depositor to mail such notice, or any defect therein, shall not, however, in any way impair or affect the validity of any such supplemental indenture.

Section 10.03     Execution of Supplemental Indentures.

         In executing or accepting the additional trusts created by any supplemental indenture permitted by this Article or the modifications thereby of the trusts created by this Indenture, the Trustee shall be entitled to receive, and (subject to Section 7.01) shall be fully protected in relying upon, an Opinion of Counsel stating that the execution of such supplemental indenture is authorized or permitted by this Indenture. The Trustee may, but shall not be obligated to, enter into any such supplemental indenture that affects the Trustee's own rights, duties or immunities under this Indenture or otherwise. The Depositor shall cause executed copies of any supplemental indentures to be delivered to the Rating Agencies.

Section 10.04     Effect of Supplemental Indenture.

         Upon the execution of any supplemental indenture under this Article, this Indenture shall be modified in accordance therewith, and such supplemental indenture shall form a part of this Indenture for all purposes with respect to any affected Series; and every Holder of Bonds of any Series theretofore or thereafter authenticated and delivered hereunder and affected by such supplemental indenture shall be bound thereby.

Section 10.05     Conformity with Trust Indenture Act.

         Every supplemental indenture executed pursuant to this Article shall conform to the requirements of the TIA as then in effect so long as this Indenture shall then be qualified under the TIA.

Section 10.06     Reference in Bonds to Supplemental Indentures.

         Bonds authenticated and delivered after the execution of any supplemental indenture pursuant to this Article may, and if required by the Trustee shall, bear a notation in form approved by the Trustee as to any matter provided for in such supplemental indenture. If the Depositor shall so determine, new Bonds so modified as to conform, in the opinion of the Trustee and the Depositor, to any such supplemental indenture that relates to the Series of which such Bonds are a part may be prepared and executed by the Depositor and authenticated and delivered by the Trustee in exchange for Outstanding Bonds of such Series.


                                 ARTICLE ELEVEN

                               REDEMPTION OF BONDS

Section 11.01     Redemption at the Option of the Depositor; Election to Redeem.

         The Bonds of any Class of a Series shall be redeemable at the option of the Depositor, in whole or in part, on a pro rata or random lot basis as permitted by the related Series Supplement, at the Redemption Price specified in such Series Supplement (exclusive of installments of interest and principal maturing on or prior to such date payment of which shall have been made or duly provided for to the Holders of the Bonds on relevant Record Dates or as otherwise provided in this Indenture and such Supplement).

         Installments of interest and principal due on or prior to a Redemption Date shall continue to be payable to the Holders of such Bonds of such Series as of the relevant Record Dates according to their terms and the provisions of
Section 3.07. The election of the Depositor to redeem any Bonds of such Series pursuant to this Section 11.01 shall be evidenced by an Depositor Order directing the Trustee to make the payment of the Redemption Price of all of the Bonds to be redeemed from funds in the Collateral Proceeds Account, the Reserve Fund, other funds and/or monies deposited with the Trustee by the Depositor pursuant to Section 11.05; provided, however, that funds shall be withdrawn from the Reserve Fund in order to effect such redemption only if the Trustee shall have received an Accountants' Certificate to the effect that the balances remaining in such funds are adequate after giving effect to the redemption.

         The Depositor shall set the Redemption Date and the Redemption Record Date and give notice thereof to the Trustee pursuant to Section 11.03.

Section 11.02     [Reserved].

Section 11.03     Notice to Trustee.

         Unless otherwise specified in the related Series Supplement, in case of any redemption pursuant to Section 11.01, the Depositor shall, at least 15 days prior to the Redemption Date (unless a shorter period shall be satisfactory to the Trustee), notify the Trustee of such Redemption Date and of the expected principal amount of any Bonds to be redeemed on such Redemption Date.

Section 11.04     Notice of Redemption by the Depositor.

         Notice of redemption shall be given by the Trustee in the name of and at the expense of the Depositor by first-class mail, postage prepaid, mailed not less than ten days prior to the applicable Redemption Date to each Holder of Bonds of the affected Series at his address in the Bond Register.

         All notices of redemption shall state:

                  (1) the Redemption Date;

                  (2) the Redemption Price at which the Bonds of such Series will be redeemed;

                  (3) that on a Redemption Date, if Bonds of a Class of such Series are to be paid in full, the fact of such payment in full and that interest thereon shall cease to accrue on the date specified on the notice;

                  (4) if such payment is the final payment on such Bond of such Series; and

                  (5) the place where such Bonds of such Series are to be surrendered for payment of the Redemption Price if such Bonds of such Series are to be paid in full, which shall be the office or agency of the Depositor to be maintained as provided in Section 9.02.

         Notice of redemption of Bonds of a Series shall be given by the Depositor or, at the Depositor's request, by the Trustee in the name and at the expense of the Depositor. Failure to give notice of redemption, or any defect therein, to any Holder of any Bond of a Series selected for redemption shall not impair or affect the validity of the redemption of any other Bond of such Series.

Section 11.05     Deposit of Redemption Price for Optional Redemptions.

         In the case of all redemptions, on or before the Business Day next preceding the giving of notice of redemption as provided in Section 11.04, the Depositor shall deposit with the Trustee cash, Certificates of Deposit or a Letter of Credit in an amount sufficient to provide for payment of the Redemption Price of all of the Bonds of the affected Series that are to be redeemed on such Redemption Date (unless such payment is to be made from the Collateral Proceeds Account or the Reserve Fund for such Series).

Section 11.06     Bonds Payable on Redemption Date.

         Notice of redemption having been given as provided in Section 11.04, the Bonds of a Series or portions thereof so to be redeemed shall, on the applicable Redemption Date, become due and payable at the Redemption Price, and on such Redemption Date (unless the Depositor shall Default in the payment of the Redemption Price) such Bonds, shall cease to bear interest as specified in the related Series Supplement. On or after the Redemption Date, such Bonds shall be paid by the Depositor at the Redemption Price; provided, however, that payments due on a Payment Date on or prior to the Redemption Date shall be payable to the Holders of such Bonds registered as such on the relevant Record Dates according to their terms and the provisions of Section 3.07.

         If any Bond called for redemption shall not be so paid upon surrender thereof for redemption, the principal shall, until paid, bear interest from the Redemption Date at the applicable Bond Interest Rate.

                                 ARTICLE TWELVE

                       ACCOUNTS, ACCOUNTINGS AND RELEASES

Section 12.01     Collection of Money.

         Except as otherwise expressly provided herein, the Trustee may demand payment or delivery of, and shall receive and collect, directly and without intervention or assistance of any fiscal agent or other intermediary, all money and other property payable to or receivable by the Trustee pursuant to this Indenture, including all payments due on the Mortgage Collateral securing a Series in accordance with the terms and conditions of such Mortgage Collateral. The Trustee shall hold all such money and property received by it in trust for the Holders of the Bonds of the related Series and shall apply it as provided in this Indenture and the related Series Supplement. Except as otherwise expressly provided in this Indenture, if any Default occurs in the making of any payment or performance under the Servicing Agreement, the Insurance Policies or any Mortgage Collateral securing a Series, the Trustee may, and upon the request of the Holders of a majority in principal balance of the Outstanding Bonds (as evidenced by the Bond Register and the records of the Clearing Agency and Clearing Agency Participants) of such Series shall, take such action as may be appropriate to enforce such payment or performance, including the institution and prosecution of appropriate Proceedings. In the event that the Trustee has not received timely payment on the Mortgage Certificates securing a Series, the Trustee shall immediately notify GNMA, Fannie Mae, Freddie Mac or other appropriate Person or such other Persons designated by any of them, as the case may be, of the failure to receive such payment. The Trustee shall request that GNMA, Fannie Mae, Freddie Mac or other appropriate Person wire such payments in immediately available funds to the Trustee, or take such other action as the Trustee shall designate in accordance with (a) the procedures of GNMA, Fannie Mae, Freddie Mac or other appropriate Person then in effect and (b) any agreements made with the Depositor. Any such action shall be without prejudice to any right to claim a Default or Event of Default under this Indenture and to proceed thereafter as provided in Article Six.

Section 12.02 [Reserved].

Section 12.03 [Reserved].

Section 12.04 Reserve Fund.

         (a) All monies received by the Trustee pursuant to Section 4.02(6) with respect to a Series, together with any Eligible Investments in which such monies are or will be invested or reinvested during the term of this Indenture, and any income or other gain realized from such investment shall be held by the Trustee in the Reserve Fund as part of the Trust Estate as security for such Series subject to disbursement and withdrawal as herein provided. Monies shall be subject to withdrawal pursuant to Subsection (d) of this Section 12.04.

         (b) Upon Depositor Order all or a portion of the Reserve Fund for a Series shall be invested and reinvested at the Depositor's direction in one or more Eligible Investments. All income or other gain from such investments shall be credited to such Reserve Fund, and any loss resulting from such investments shall be charged to such Reserve Fund.

         (c) If any amounts invested as provided in Section 12.04(b) shall be needed for disbursement from the Reserve Fund for a Series as set forth in
Section 12.04(d), the Trustee shall cause a sufficient amount of such investments of such Reserve Fund to be sold or otherwise converted to cash to the credit of such Reserve Fund. The Trustee shall not in any way be held liable by reason of the inability of the Trustee to make any required payment from such Reserve Fund because of any insufficiency of such Reserve Fund either resulting from any loss of investment in any Eligible Investment or resulting from disbursements made pursuant to Section 12.04(d).

         (d) Disbursements from the Reserve Fund for a Series shall be made, to the extent funds therefor are available, pursuant to instructions contained in the Monthly Remittance Reports prepared in accordance with Section 12.09.

Section 12.05     Collateral Proceeds Account.

         The Trustee shall, prior to the Delivery Date of the Bonds of a Series, establish the Collateral Proceeds Account for such Series into which the Trustee shall from time to time deposit all Collateral Proceeds relating to such Series (including any proceeds from any deposits to be made by the Master Servicer pursuant to the Servicing Agreement, with respect to such Series and including any proceeds from any Insurance Policies for such Series) and all proceeds transferred from the Reserve Fund or other funds pledged with respect to such Series; provided, however, that all amounts as provided by Section 4.02(12) shall be deposited in such Collateral Proceeds Account on the Delivery Date. All monies deposited on a daily basis in the Collateral Proceeds Account for a Series pursuant to this Indenture shall be held by the Trustee as part of the Trust Estate for such Series as herein provided.

                  (a) All payments to be made from time to time by the Trustee to the Holders of Bonds of a Series out of funds in the Collateral Proceeds Account for such Series pursuant to this Indenture shall be made by the Trustee as the Paying Agent of the Depositor.

                  (b) Monies in the Collateral Proceeds Account for a Series shall be invested and reinvested, but only in one or more Eligible Investments, by the Trustee in such manner as the Depositor shall by Depositor Order from time to time direct. All income or other gain from such investments shall be credited to such Collateral Proceeds Account, and any loss resulting from such investments shall be charged to such Collateral Proceeds Account. If any amounts invested as aforesaid shall be needed for disbursement from the Collateral Proceeds Account for a Series to make deposits to the Custodial Reserve Fund or to make the payments due to Holders of Bonds of such Series and the Depositor as set forth in the Monthly Remittance Report delivered pursuant to
         Section 12.09, the Trustee shall cause a sufficient amount of such investments of such Collateral Proceeds Account to be sold or otherwise converted to cash to the credit of such Collateral Proceeds Account. The Trustee shall not in any way be held liable by reason of any insufficiency in any Collateral Proceeds Account resulting from any loss on any Eligible Investment.

                  (c) Notwithstanding any other provision of this Section 12.05, the Trustee may accept principal and interest payments on any Mortgage Collateral prior to the Due Date thereof and distribute any earnings from the investment thereof to such Due Date at the direction of the Depositor.

Section 12.06     Custodial Reserve Fund.

         If so provided in the Series Supplement for a Series, the Trustee shall, prior to the Delivery Date of the Bonds of a Series that is secured in part by Mortgage Loans, establish the Custodial Reserve Fund for such Series into which the Trustee shall deposit monthly funds withdrawn from the Collateral Proceeds Account for such Series required to pay any insurance premiums due on Insurance Policies securing such Series, any amounts required to be paid to the Master Servicer pursuant to the Servicing Agreement with respect to such Series, any amounts due to each Master Servicer of a Mortgage Loan securing such Series under its Servicing Agreement, and any amounts required to be paid to the Depositor as Administrative Fees with respect to such Series all in the amounts set forth in the Monthly Remittance Report referred to in Section 12.09.

                  (a) Upon Depositor Order all or a portion of the Custodial Reserve Fund for a Series shall be invested and reinvested at the Depositor's direction in one or more Eligible Investments.

                  (b) Disbursements from the Custodial Reserve Fund for a Series shall be made to the extent funds therefor are available, and the Trustee shall withdraw from the Custodial Reserve Fund the amount, if any, set forth in any Monthly Remittance Report referred to in Section 12.09(a) as the amount, if any, required to be so withdrawn and at the times therein specified in order to make the payments due to pay the premiums on the Pool Insurance Policy, the Special Hazard Insurance Policy, the Mortgagor Bankruptcy Bond and any other surety bonds or endorsements to Insurance Policies obtained by or on behalf of the Depositor with respect to such Series, the Administrative Fee for such Series and amounts due under the Servicing Agreement or any Servicing Agreement for such Series.

                  (c) On each anniversary date of the Delivery Date of a Series and after the payment of all insurance premiums, the Trustee may release upon Depositor Request any amount remaining on deposit in the Custodial Reserve Fund for such Series, and such amount shall thereupon be deemed not to be a part of the Trust Estate for such Series.

Section 12.07     Surplus Account; Other Funds and Accounts.

         (a) All monies received by the Trustee pursuant to Section 12.09 with respect to a Series, together with any Eligible Investments in which such monies are or will be invested or reinvested during the term of this Indenture, and any income or other gain realized from such investment shall be held by the Trustee in the Surplus Account as part of the Trust Estate as security for such Series subject to disbursement and withdrawal as provided herein or in the related Series Supplement. Unless otherwise provided in the Series Supplement for a Series, monies shall be subject to withdrawal by the Depositor pursuant to
Section 13.05.

         (b) Upon Depositor Order all or a portion of the Surplus Account for a Series shall be invested and reinvested at the Depositor's direction in one or more Eligible Investments. All income or other gain from such investments shall be credited to such Surplus Account and any loss resulting from such investments shall be charged to such Surplus Account.

         (c) If any amounts invested as provided in Section 12.07(b) shall be needed for disbursement from the Surplus Account for a Series as set forth in
Section 12.07(d), the Trustee shall cause a sufficient amount of such investments of such Surplus Account to be sold or otherwise converted to cash to the credit of such Surplus Account. The Trustee shall not in any way be held liable by reason of the inability of the Trustee to make any required payment from such Surplus Account because of any insufficiency of such Surplus Account either resulting from any loss of investment in any Eligible Investment or resulting from disbursements made pursuant to Section 12.07(d).

         (d) Disbursements from the Surplus Account for a Series shall be made, to the extent funds therefor are available, only as provided in Section
13.05 or the Series Supplement for a Series.

         (e) To the extent provided in the Series Supplement for a Series, the Trustee shall, prior to the Delivery Date of the Bonds of such Series, establish other funds and accounts to secure the related Series of Bonds. Disbursements from such other funds and accounts shall be made as provided in the Series Supplement.

Section 12.08     Reports by Trustee.

         The Trustee shall timely supply to the Depositor any information in the Trustee's possession that the Depositor may from time to time request for a Series with respect to the Mortgage Collateral, the Reserve Fund, the Collateral Proceeds Account, the Custodial Reserve Funds and any other funds or surety bonds reasonably needed to complete the Monthly Remittance Report for such Series or to provide any other information available to the Trustee and required to be provided by the Depositor pursuant to Section 12.09.

Section 12.09     Monthly Remittance Reports and Related Matters.

         (a) Not later than the Business Day preceding each Payment Date for a Series, the Depositor shall deliver, or cause to be delivered, to the Trustee a report (a "Monthly Remittance Report") that shall contain the following information with respect to that Series:

                  (1) the aggregate amount of interest due and payable on each Class of Bonds on such Payment Date, the interest accrued for the most recent Due Period on each Class of Accretion Bonds and the amount of interest payable (or accrued) per $1,000 initial aggregate principal amount of Bonds of each Class on such Payment Date;

                  (2) the aggregate amount of principal payable on each Class of Bonds on such Payment Date and the amount of principal payable per $1,000 initial aggregate principal amount of Bonds of each Class on such Payment Date;

                  (3) a factor, expressed as a decimal of seven digits, with respect to each Class of Bonds, equal to the percentage of such Class of Bonds Outstanding on such Payment Date;

                  (4) the Aggregate Collateral Value of the Mortgage Collateral as of the Payment Date;

                  (5) the amount of any deposit to or withdrawal from the Surplus Account on such Payment Date;

                  (6) the amount of any deposit to or withdrawal from the Reserve Fund;

                  (7) the amount to be released from the lien of the Indenture from the Surplus Account on such Payment Date;

                  (8) the amount of the Master Servicing Fee to be paid to the Master Servicer on such Payment Date and any other customary information that the Master Servicer deems necessary or desirable, or that a Bondholder reasonably requests, to enable Bondholders to prepare their tax returns; and

                  (9) such additional information as is specified in the related Series Supplement.

         (b) On each Payment Date, the Trustee will transmit by mail to Bondholders of record as of the related Record Date (including the Clearing Agency, if any) a report setting forth, among other data, the information contained in the Monthly Remittance Report for such Payment Date.

         (c) On each Payment Date, the Trustee shall withdraw from the Collateral Proceeds Account the amounts required to make the payments specified in the related Monthly Remittance Report and shall make such payments or cause the Paying Agent to make such payments in accordance with the priorities set forth in the related Series Supplement.

         (d) Not less than five Business Days after receiving an Depositor Order requesting information regarding a redemption of Bonds of a Series as of a proposed Redemption Date set forth in such Depositor Order, the Trustee shall provide the necessary information (to the extent it is available to the Trustee) to the Depositor, and the Depositor shall compute the following information:

                  (1) the aggregate principal amount of the Bonds as of such Redemption Date;

                  (2) the amount of accrued interest due on the Bonds as of such Redemption Date; and

                  (3) the amount in any fund or account available for application to the redemption of Bonds of such Series.

         (e) The Trustee shall make available at its Corporate Trust Office, during normal business hours, for review by any Bondholder or any person identified to the Trustee as a prospective Bondholder, originals or copies of the following items: (a) the Indenture and any amendments thereto, (b) all Payment Date Statements delivered to the Depositor since the Closing Date, (c) any Officers' Certificates delivered to the Trustee since the Closing Date as described in the Indenture and (d) any Accountants' reports delivered to the Trustee.

         (f) To the extent that the Trustee is required to provide any information or reports pursuant to this Section 12.09 as the result of the failure of the Depositor to provide such information or reports, the Trustee shall be entitled to retain an independent certified public accountant in connection therewith, and the reasonable costs incurred by the Trustee for such independent certified public accountant shall be reimbursed pursuant to Section 7.07.

Section 12.10     Trust Estate.

         (a) The Trustee may, and when required by the provisions of this Indenture shall, execute instruments to release property from the lien of this Indenture, or convey the Trustee's interest in the same, in a manner and under circumstances that are not inconsistent with the provisions of this Indenture. No party relying upon an instrument executed by the Trustee as provided in this Article Twelve shall be bound to ascertain the Trustee's authority, inquire into the satisfaction of any conditions precedent or see to the application of any monies.

         (b) Upon the request of the Master Servicer accompanied by an Officer's Certificate and the other documents required by the Servicing Agreement for a Series, to the effect that a Mortgage Loan securing such Series has been the subject of a full prepayment or repurchase so as to become a prepaid Mortgage Loan, the Trustee shall release such Mortgage Loan including the related Loan Documents to the Master Servicer or its designees or assigns in accordance with the recommendation of the Master Servicer. Upon Depositor Request accompanied by an Officer's Certificate of the Depositor to the effect that a GNMA Certificate, a Freddie Mac Certificate, a Fannie Mae Certificate or Other Mortgage Certificate has been the subject of a full prepayment so as to become a prepaid GNMA Certificate, a prepaid Freddie Mac Certificate, a prepaid Fannie Mae Certificate or a prepaid Other Mortgage Certificate, the Trustee shall promptly release such GNMA Certificate, Freddie Mac Certificate, Fannie Mae Certificate or Other Mortgage Certificate to the Depositor or its designees or assigns.

         (c) In any case in which a Mortgaged Premises is to be conveyed to a Person by a borrower, and the Person is to enter into an assumption agreement or other equivalent agreement or agreements as provided for in the Servicing Agreement for a Series that require the signature of the Trustee, the Master Servicer shall obtain such agreement or agreements and such other appropriate documents and deliver them to the Trustee for signature with a letter explaining the nature of such documents and why the Trustee's signature is required. With such letter, the Master Servicer shall deliver an Officer's Certificate as required by such Servicing Agreement. Upon receipt of such documents and an Officer's Certificate, the Trustee shall execute such documents.

         (d) Upon compliance with the terms of Section 3.11 relating to the substitution of a Substitute Mortgage Certificate in exchange for an Original Mortgage Certificate, the Trustee shall release to the Depositor or its designees or assigns (1) the Original Mortgage Certificate, (2) all Collateral Proceeds received by the Trustee on such Original Mortgage Certificate on the Due Date in the month of the Subsequent Delivery Date (and to be received the following month in the case of Freddie Mac Certificates), (3) all amounts deposited in the Collateral Proceeds Account with the Trustee with respect to such Original Mortgage Certificate on the Subsequent Delivery Date and (4) any investment earnings on such Collateral Proceeds and such amounts deposited in the Collateral Proceeds Account.

         (e) The Trustee shall, at such time as there are no Bonds Outstanding for a Series, release the Trust Estate for such Series from the lien of this Indenture in accordance with Article Five.

         (f) The Trustee shall enter into an agreement to subordinate a Security Instrument related to a Mortgage Loan securing a Series of Bonds to a conservation easement or other easement created subsequent to the date of origination of the Mortgage Loan provided that: (i) the Master Servicer shall have consented to such subordination; (ii) the Loan-to-Value Ratio of the Mortgage Loan following the creation of such easement will not exceed the greater of the Loan-to-Value Ratio of the Mortgage Loan at the time of origination; (iii) the Trustee shall have received an opinion of counsel, acceptable to the Trustee, that, under the laws of the state in which the related Mortgaged Premises is located, the Security Instrument held by the Trustee will continue to represent a first lien on the Mortgaged Premises, notwithstanding the execution of the agreement subordinating such Security Instrument to the easement; and (iv) the Trustee shall have received an Officer's Certificate of the Master Servicer of such Mortgage Loan certifying that the creation of such easement will not materially and adversely affect the marketability of title to the Mortgaged Premises.

         (g) Notwithstanding anything herein to the contrary, the Depositor shall be entitled to purchase a Defaulted Mortgage Loan upon payment to the Trustee for deposit to the Collateral Proceeds Account of the lesser of (i) the Unpaid Principal Balance of the Defaulted Mortgage Loan plus accrued and unpaid interest thereon to the Payment Date following the date of the purchase and (ii) [105%] of the Defaulted Mortgage Loan Value as determined by the Master Servicer of such Loan or an independent party selected by the Depositor with the approval of the Trustee. Upon receipt of the required payment, the Trustee shall release the Defaulted Mortgage Loan including the related Loan Documents to the Depositor.

Section 12.11  Releases of Mortgage Loans Withdrawn by Master Servicer.

         (a) If the Master Servicer determines that any of the representations or warranties of which the Depositor and the Trustee are beneficiaries with respect to any Mortgage Loan securing a Series was materially incorrect as of the time made, it will promptly notify the Depositor and the Trustee of the inaccuracy. Following such notice, the Depositor and the Trustee shall take such action as is recommended by the Master Servicer to enforce cure, repurchase or other rights in favor of the owner of the Mortgage Loans under the terms of the agreements pursuant to which the inaccurate representation or warranty was made.

         (b) If a Security Instrument Assignment to the Trustee has not been recorded in the manner and within the time provided in the related Servicing Agreement or Sales Agreement, as the case may be, the Master Servicer will promptly notify the Depositor and the Trustee of such failure. Following such notice, the Depositor and the Trustee shall take such action as is recommended by the Master Servicer to enforce the rights in favor of the Trustee under the terms of the related Servicing Agreement or Sales Agreement. Any amounts remitted to the Trustee by the Master Servicer or a Seller, as the case may be, in escrow pursuant to the related Servicing Agreement or Sales Agreement, as the case may be, shall be deposited into the Reserve Fund for the related Series and shall, together with earnings thereon, (i) be released to the Master Servicer or a Seller, as the case may be, on receipt by the Trustee of satisfactory evidence that the Security Instrument Assignment has been recorded in the name of the Trustee or (ii) be applied by the Trustee to redeem Bonds in the event of a default in the payment of the principal or interest on the related Mortgage Loan.

Section 12.12  Delivery of the Loan Documents Pursuant to Servicing
               Agreement.

         As is appropriate for the servicing or foreclosure of any Mortgage Loan securing a Series, the Trustee shall deliver to the Master Servicer the Loan Documents for such Mortgage Loan upon receipt by the Trustee on or prior to the date such release is to be made of:

                  (a) such Officer's Certificate as is required by the Servicing Agreement for such Series; and

                  (b) a trust receipt in the form prescribed by the Servicing Agreement for such Series, executed by the Master Servicer, providing that the Master Servicer will hold or retain the Loan Documents in trust for the benefit of the Trustee and the Holders of Bonds of such Series.

Section 12.13     Records.

         In order to facilitate the servicing of the Mortgage Loans securing a Series by the Master Servicer, the Master Servicer may retain the Records in accordance with the provisions of the Servicing Agreement and applicable Servicing Agreement for such Series and this Indenture. The Trustee hereby designates the Master Servicer its agent and bailee to hold the Records pursuant to the Servicing Agreement and applicable Servicing Agreement. By the designation pursuant to this Section 12.13 and the acceptance of such designation pursuant to this Section 12.13 and the acceptance of such designation by the Master Servicer pursuant to the Servicing Agreement, the Trustee, as a secured party, has possession of the Records for purposes of
Section 9-305 of the applicable Uniform Commercial Code.

Section 12.14     Collections on the Mortgage Loans.

         In order to facilitate the servicing of the Mortgage Loans securing a Series by the Master Servicer of such Mortgage Loans, each Master Servicer of a Mortgage Loan securing such Series shall retain, in accordance with the provisions of the applicable Servicing Agreement for such Series and this Indenture, all collections on such Mortgage Loans prior to the time they are deposited into the Collateral Proceeds Account for such Series. The Trustee hereby designates the Master Servicer as its agent and bailee to hold such collections on such Mortgage Loans until they are deposited into the Collateral Proceeds Account for such Series. By the designation pursuant to this Section
12.14 and the acceptance of such designation by the Master Servicer pursuant to its Servicing Agreement, the Trustee, as secured party, has possession of all collections on the Mortgage Loans for purposes of Section 9-305 of the applicable Uniform Commercial Code.

Section 12.15     Amendments to Servicing Agreements.

         The Trustee may, without the consent of any Holder of a Bond of a Series, enter into or consent to any amendment or supplement to the Servicing Agreement with respect to such Series for the purpose of increasing the obligations or duties of any party other than the Trustee or the Bondholders, provided that such amendment or supplement cannot reasonably be expected to adversely affect the Holders of Bonds of such Series. Such amendment or supplement shall be deemed not to adversely affect the Holders of the Bonds of such Series if there is delivered to the Trustee written notification from each Rating Agency that rated such Series to the effect that such amendment or supplement will not result in any change in the current rating assigned by that Rating Agency to such Series. The Trustee may, in its discretion, decline to enter into or consent to any such supplement or amendment if its own rights, duties or immunities shall be adversely affected.

Section 12.16     Termination and Substitution of Servicing Agreements.

         In the event of an event of default specified in Section 6.01 of the Servicing Agreement, the Trustee may (or as otherwise provided in the Servicing Agreement) terminate the Servicer as provided in Section 6.01 and Section 6.02 of the Servicing Agreement. If the Trustee terminates the Servicer, the Trustee shall pursuant to Section 6.02 of the Servicing Agreement assume the duties of the Servicer or appoint a successor servicer acceptable to the Issuer and the Rating Agencies and meeting the requirements set forth in the Servicing Agreement.

Section 12.17     Opinion of Counsel.

         The Trustee shall be entitled to receive at least five Business Days notice of any action to be taken pursuant to Section 12.16 with respect to a Series, accompanied by copies of any instruments involved, and the Trustee shall also be entitled to receive an Opinion of Counsel, in form and substance reasonably satisfactory to the Trustee, stating the legal effect of any such action, outlining the steps required to complete the same, and concluding that all conditions precedent to the taking of such action have been complied with. Counsel rendering any such opinion may rely without independent investigation on the accuracy and validity of any certificate or other instrument delivered to the Trustee in connection with any such action.

                                ARTICLE THIRTEEN

                              APPLICATION OF MONIES

Section 13.01     Disbursements of Monies from Collateral Proceeds Account.

         (a) On each Payment Date for a Series, if either no Default or Event of Default shall have occurred and be continuing or a Default or Event of Default shall have occurred and be continuing but the entire unpaid principal amount of the Bonds of such Series shall not have been declared due and payable pursuant to Section 6.02, then on such Payment Date, the Trustee shall withdraw funds from the Collateral Proceeds Account for such Series and shall make the disbursements described in the related Series Supplement.

         (b) On each Redemption Date for a Series, the Trustee shall withdraw from the Collateral Proceeds Account for such Series and, if appropriate, from the Reserve Fund for such Series an amount equal to the aggregate Redemption Price of the Bonds of such Series to be redeemed on that Redemption Date and, on behalf of the Depositor, apply that amount to the payment of such Redemption Price as provided in Article Eleven.

         (c) On each Payment Date, the Trustee shall withdraw any excess funds in the Reserve Fund and, as directed by the Depositor, deposit such funds in the Surplus Account.

         (d) For each Series, the Depositor shall cause to be delivered to the Trustee within 120 days after the Series Year Reporting Date, as specified inthe related Series Supplement, a Yearly Accountants' Certificate (i) confirming that they have read this Indenture and the related Series Supplement, the Monthly Remittance Report for the Payment Date next preceding the Series Year Reporting Date and applicable information from the Trustee with respect to that Monthly Remittance Report, (ii) specifying the procedures they have applied to the data and the computations used in preparing that Monthly Remittance Report and to the information received from the Trustee, (iii) indicating, based on such procedures, the amount they have recalculated as the Aggregate Collateral Value of the Mortgage Collateral as of the Series Year Reporting Date, (iv) indicating the principal balance of the Bonds of each Class of such Series Outstanding immediately after the Payment Date for which such Monthly Remittance Report is given as reported by the Trustee, (v) indicating, based on such procedures, the amount by which the Aggregate Collateral Value of the Collateral securing the Series exceeds the principal balance of Bonds of such Series Outstanding after giving effect to the payments on the Payment Date for which the related Monthly Remittance Report is given, and (vi) confirming that, based upon such procedures, nothing has come to their attention that leads them to believe that the calculations within the Monthly Remittance Report have not been performed in accordance with the provisions of this Indenture and the related Series Supplement.

         If a Yearly Accountants' Certificate delivered pursuant to Section 13.01(d) indicates that any correction should be made in the preparation of Monthly Remittance Reports, the Depositor shall cause such correction to be made and reflected in succeeding Reports.

Section 13.02     [Reserved].

Section 13.03     Disbursement of Monies Out of Custodial Reserve Fund.

         If any Monthly Remittance Report for a Series received by the Trustee sets forth an amount to be withdrawn from the Custodial Reserve Fund for such Series, the Trustee shall withdraw such funds from such Custodial Reserve Fund and timely pay the premiums due on the applicable Insurance Policy or the amounts due to the Master Servicer as specified in such Monthly Remittance Report.

Section 13.04     Trust Account.

         All monies for a Series held by or deposited with the Trustee in any fund or account pursuant to the provisions of this Indenture, including the Collateral Proceeds Account, the Reserve Fund and the Custodial Reserve Fund for such Series, and not invested in Eligible Investments as herein provided, shall be deposited in one or more trust accounts for the benefit of the Holders of Bonds of such Series. To the extent monies deposited in a trust account exceed the Federal Deposit Insurance Corporation insured amounts, such account shall be invested in Eligible Investments.

Section 13.05     Disbursements of Excess Funds; Release of Mortgage Collateral.

         As and to the extent provided in the Series Supplement of a Series or any other Supplement related to such Series, the Trustee, at the request of the Depositor and upon satisfaction of the conditions set forth herein, shall withdraw Mortgage Collateral or cash to the extent of the excess, if any, of the Aggregate Collateral Value of the Mortgage Collateral over the principal balance of the Bonds of such Series then Outstanding.

         The Depositor may deliver to the Trustee written instructions with respect to identified Mortgage Collateral executed by the Depositor and another Person to the effect that, following notice from the other Person, excess funds attributable to the identified Collateral are to be disbursed to the other Person and not to the Depositor. Such instructions may be irrevocable except upon receipt by the Trustee of a written revocation executed by the other Person. On receipt of notice from the other Person requesting that such excess funds be delivered to the other Person, the Trustee shall so disburse such excess funds rather than releasing those funds to the Depositor.


                                ARTICLE FOURTEEN

                              BONDHOLDERS' MEETINGS

Section 14.01     Purposes for Which Meetings May Be Called.

         A meeting of the Holders of Bonds of any or all Series may be called at any time and from time to time pursuant to the provisions of this Article Fourteen for any of the following purposes:

                  (1) to give any notice to the Depositor or to the Trustee, or to give any directions to the Trustee, or to consent to the waiver of any Default hereunder and its consequences, or to take any other action authorized to be taken by Bondholders pursuant to any of the provisions of Article Six;

                  (2) to remove the Trustee and appoint a successor Trustee pursuant to the provisions of Article Seven;

                  (3) to consent to the execution of an indenture or indentures supplemental hereto pursuant to the provisions of Article Ten; or

                  (4) to take any other action authorized to be taken by or on behalf of the Holders of any specified aggregate principal balance of the Bonds of any or all Series under any other provision of this Indenture or under applicable law.

Section 14.02     Manner of Calling Meetings.

         The Trustee may at any time call a meeting of Bondholders to take any action specified in Section 14.01, to be held at such time and at such place in the United States of America as the Trustee shall determine. Notice of every meeting of the Bondholders, setting forth the time and the place of such meeting and in general terms the action proposed to be taken at such meeting, shall be mailed to such Bondholders not less than twenty nor more than sixty days prior to the date fixed for the meeting as provided in Section 15.05. For Book-Entry Bonds, the Trustee shall provide an adequate number of copies of such notice in order for the Clearing Agency and Clearing Agency Participants to provide copies to Beneficial Owners. The Trustee may fix, in advance of the giving of such notice, a date as the Record Date for determining the Bondholders entitled to notice of or to vote at any such meeting not more than 15 days prior to the date fixed for the giving of such notice.

Section 14.03     Call of Meeting by Depositor or Bondholders.

         In case at any time the Depositor, pursuant to a resolution of its Board of Directors or the Holders of at least 10% in aggregate principal balance of the Bonds of any Series then Outstanding, shall have requested the Trustee to call a meeting of Bondholders of such Series to take any action authorized in
Section 14.01 by written request setting forth in reasonable detail the action proposed to be taken at the meeting, and the Trustee shall not have mailed notice of such meeting within twenty days after receipt of such request, then the Depositor or the Holders of Bonds in the amount above specified may determine the time and the place for such meeting, the record date for determining the Bondholders entitled to notice of or to vote at such meeting, and may call such meeting to take any action authorized in Section 14.01, by mailing notice thereof as provided in Section 14.02.

Section 14.04     Who May Attend and Vote at Meetings.

         To be entitled to vote at any meeting of Bondholders of any or all Series a Person shall (a) be a Holder, as of the Record Date, of one or more Bonds of the Series with respect to which such meeting was called or (b) be a Person appointed by an instrument in writing as proxy by a Holder, as of the Record Date, of one or more such Bonds of the applicable Series. The only Persons who shall be entitled to be present or to speak at any meeting of Bondholders of any or all Series shall be the Persons entitled to vote at such meeting and their counsel, any representatives of the Trustee and its counsel and any representatives of the Depositor and its counsel.

Section 14.05     Regulations May Be Made by Trustee.

         Notwithstanding any other provisions of this Indenture, the Trustee may make such reasonable regulations as it may deem advisable for any meeting of Bondholders in regard to proof of the holding of Bonds and of the appointment of proxies, and in regard to the appointment and duties of inspectors of votes, the submission and examination of proxies, certificates and other evidence of the right to vote, and such other matters concerning the conduct of the meeting. Except as otherwise permitted or required by any such regulations, the holding of Bonds shall be proved in the manner specified in Section 15.03, and the appointment of any proxy shall be proved in the manner specified in said Section 15.03; provided, however, that such regulations may provide that written instruments appointing proxies regular on their face may be presumed valid and genuine without the proof hereinabove or in said Section 15.03 specified.

         The Trustee shall, by an instrument in writing, appoint a temporary chairman of the meeting, unless the meeting shall have been called by the Depositor or by Bondholders as provided in Section 14.03, in which case the Depositor or the Bondholders calling the meeting, as the case may be, shall in like manner appoint a temporary chairman. A permanent chairman and a permanent secretary of the meeting shall be elected by vote of the Holders of a majority in principal amount of the Bonds represented at the meeting.

         At any meeting each Holder of Bonds of any Series or any proxy shall be entitled to one vote for each $1,000 in initial principal amount of Outstanding Bonds held or represented by him; provided, however, that no vote shall be cast or counted at any meeting in respect of the principal amount of any Bond challenged as not Outstanding and ruled by the chairman of the meeting to be not Outstanding. The chairman of the meeting shall have no right to vote other than by virtue of Bonds held by him or by virtue of instruments in writing as aforesaid duly designating him as the person to vote on behalf of other Bondholders. Any meeting of Bondholders duly called pursuant to the provisions of Section 14.02 or Section 14.03 may be adjourned from time to time, and the meeting so adjourned may be held without further notice.

         At any meeting of Bondholders of any or all Series, the presence of Persons holding or representing Outstanding Bonds of the applicable Series in an aggregate principal balance sufficient to take action on the business for the transaction of which such meeting was called shall constitute a quorum, but, if less than a quorum is present, the Persons holding or representing a majority in aggregate principal balance of the Bonds of the applicable Series represented at the meeting may adjourn such meeting with the same effect, for all intents and purposes, as though a quorum had been present, and the meeting may be held as so adjourned without further notice.

Section 14.06    Manner of Voting at Meetings and Records to be Kept.

         The vote upon any matter submitted to any meeting of Bondholders shall be by written ballots on which shall be subscribed the signatures of the Holders of Bonds or of their representatives by proxy and the serial number or numbers of the Bonds held or represented by them. The chairman of the meeting shall appoint two inspectors of votes who shall count all votes cast at the meeting for or against any resolution and who shall make and file with the secretary of the meeting their verified written reports in duplicate of all votes cast at the meeting. A record in duplicate of the proceedings of each meeting of Bondholders shall be prepared by the secretary of the meeting and there shall be attached to said record the original reports of the inspectors of votes on any vote by ballot taken thereat and affidavits by one or more persons having knowledge of the facts setting forth a copy of the notice of the meeting and showing that said notice was mailed as provided in Section 14.02. The record shall show the serial numbers of the Bonds voting in favor of and against any resolution. The record shall be signed and verified by the affidavits of the permanent chairman and secretary of the meeting and one of the duplicates shall be delivered to the Depositor and the other to the Trustee to be preserved by the Trustee.

         Any record so signed and verified shall be conclusive evidence of the matters therein stated.

Section 14.07 Exercise of Rights of Trustee and Bondholders Not to Be Hindered or Delayed.

         Nothing in this Article Fourteen shall be deemed or construed to authorize or permit, by reason of any call of a meeting of Bondholders or any rights expressly or impliedly conferred hereunder to make such call, any hindrance or delay in the exercise of any right or rights conferred upon or reserved to the Trustee or to the Bondholders under any of the provisions of this Indenture or of the Bonds.


                                 ARTICLE FIFTEEN

                                  MISCELLANEOUS

Section 15.01    Compliance Certificates and Opinions.

         Upon any application or request by the Depositor to the Trustee to take any action under any provision of this Indenture, the Depositor shall furnish to the Trustee an Officer's Certificate stating that all conditions precedent, if any, provided for in this Indenture relating to the proposed action have been complied with and an Opinion of Counsel stating that in the opinion of such counsel all such conditions precedent, if any, have been complied with, except that in the case of any such application or request as to which the furnishing of such documents is specifically required by any provision of this Indenture relating to such particular application or request, no additional certificate or opinion need be furnished.

         Every certificate or opinion with respect to compliance with a condition or covenant provided for in this Indenture, including one furnished pursuant to specific requirements of this Indenture relating to a particular application or request (other than certificates provided pursuant to TIA Section 324(a)(4)) shall include and shall be deemed to include (regardless of whether specifically stated therein) the following:

                 (1) a statement that each individual signing such certificate, opinion, or letter has read such covenant or condition and the definitions herein relating thereto;

                  (2) a brief statement as to the nature and scope of the examination or investigation upon which the statements or opinions contained in such certificate or opinion are based;

                  (3) a statement that, in the opinion of each such individual, he has made such examination or investigation as is necessary to enable him to express an informed opinion whether such covenant or condition has been complied with; and

                  (4) a statement whether, in the opinion of each such individual, such condition or covenant has been complied with.

Section 15.02     Form of Documents Delivered to Trustee.

         In any case where several matters are required to be certified by, or covered by an opinion of, any specified Person, it is not necessary that all such matters be certified by, or covered by the opinion of, only one such Person, or that they be so certified or covered by only one document, but one such Person may certify or give an opinion with respect to some matters and one or more other such Persons as to other matters, and any such Person may certify or give an opinion as to such matters in one or several documents.

         Any certificate or opinion of an Officer of the Depositor may be based, insofar as it relates to legal matters, upon a certificate or opinion of, or representations by, counsel, unless such Officer knows, or in the exercise of reasonable care should know, that the certificate or opinion or representations with respect to the matters upon which his certificate or opinion is based are erroneous. Any such certificate or Opinion of Counsel may be based, insofar as it relates to factual matters, upon a certificate or opinion of, or representations by, an Officer or Officers of the Depositor, stating that the information with respect to such factual matters is in the possession of the Depositor, unless such counsel knows that the certificate or opinion or representations with respect to such matters are erroneous.

         Where any Person is required to make, give or execute two or more applications, requests, consents, certificates, statements, opinions or other instruments under this Indenture, they may, but need not, be consolidated and form one instrument.

Section 15.03     Acts of Bondholders.

         (a) Any request, demand, authorization, direction, notice, consent, waiver or other action provided by this Indenture to be given or taken by Bondholders may be embodied in and evidenced by one or more instruments of substantially similar tenor signed by such Bondholders in person or by agent duly appointed in writing; and, except as herein otherwise expressly provided, such action shall become effective when such instrument or instruments are delivered to the Trustee, and, where it is hereby expressly required, to the Depositor. Such instrument or instruments (and the action embodied therein and evidenced thereby) are herein sometimes referred to as the "Act" of the Bondholders signing such instrument or instruments. Proof of execution of any such instrument or of a writing appointing any such agent shall be sufficient for any purpose of this Indenture and conclusive in favor of the Trustee and the Depositor, if made in the manner provided in this Section.

         (b) The fact and date of the execution by any Person of any such instrument or writing may be proved in any manner that the Trustee deems sufficient.

         (c)      The ownership of Bonds shall be proved by the Bond Register.

         (d) The beneficial ownership of Book-Entry Bonds shall be proved by the books of the Clearing Agency or Clearing Agency Participant.

         (e) Any request, demand, authorization, direction, notice, consent, waiver or other action by the Holder of any Bonds shall bind the Holder (and any transferee thereof) of every Bond issued upon the registration thereof or in exchange therefor or in lieu thereof, in respect of anything done, omitted or suffered to be done by the Trustee or the Depositor in reliance thereon, whether or not notation of such action is made upon such Bond.

Section 15.04     Notices, Etc., to Trustee and Depositor.

         Any request, demand, authorization, direction, notice, consent, waiver or Act of Bondholders or other documents provided for or permitted by this Indenture to be made upon, given or furnished to, or filed with:

                  (1) the Trustee by any Bondholder or by the Depositor shall be sufficient for every purpose hereunder if made, given, furnished or filed in writing to or with the Trustee at its Corporate Trust Office; or

                  (2) the Depositor by the Trustee or by any Bondholder shall be sufficient for every purpose hereunder (except as provided in the Series Supplement for a Series) if in writing and mailed, first-class postage prepaid, to the Depositor addressed to it at 7130 Goodlett Farms Parkway, Cordova, Tennessee 38018, Attention: President, or at any other address previously furnished in writing to the Trustee by the Depositor.

Section 15.05     Notices to Bondholders; Waiver.

         Where this Indenture provides for notice to Bondholders of any event, such notice shall be sufficiently given (unless otherwise herein expressly provided) if in writing and mailed, first-class postage prepaid, to each Bondholder affected by such event at his address as it appears on the Bond Register not later than the latest date, and not earlier than the earliest date, prescribed for the giving of such notice. In any case where notice to Bondholders is given by mail, neither the failure to mail such notice, nor any defect in any notice so mailed, to any particular Bondholder shall affect the sufficiency of such notice with respect to other Bondholders, and any notice that is mailed in the manner herein provided shall conclusively be presumed to have been duly given.

         Where this Indenture provides for notice in any manner, such notice may be waived in writing by any Person entitled to receive such notice, either before or after the event, and such waiver shall be the equivalent of such notice. Waivers of notice by Bondholders shall be filed with the Trustee, but such filing shall not be a condition precedent to the validity of any action taken in reliance upon such waiver.

         In the event that, by reason of the suspension of regular mail service as a result of a strike, work stoppage or similar activity, it shall be impractical to mail notice of any event to Bondholders when such notice is required to be given pursuant to any provision of this Indenture, then any manner of giving such notice that is satisfactory to the Trustee shall be deemed to be a sufficient giving of such notice.

Section 15.06     Conflict with Trust Indenture Act.

         If any provision hereof limits, qualifies or conflicts with another provision hereof that is required to be included in this Indenture by any of the provisions of the TIA, such required provision shall control.

Section 15.07     Effect of Headings and Table of Contents.

         The Article and Section headings and the Table of Contents herein are for convenience only and shall not affect the construction hereof.

Section 15.08     Successors and Assigns.

         All covenants and agreements in this Indenture by the Depositor shall bind its successors and assigns, whether so expressed or not.

Section 15.09     Separability.

         In case any provision in this Indenture or in the Bonds shall be invalid, illegal or unenforceable, the validity, legality and enforceability of the remaining provisions shall not in any way be affected or impaired thereby.

Section 15.10     Benefits of Indenture.

         Nothing in this Indenture or in the Bonds, express or implied, shall give to any Person, other than the parties hereto, and their successors hereunder, any separate trustee or co-trustee appointed under Section 7.10 and the Bondholders, any benefit or any legal or equitable right, remedy or claim under this Indenture.

Section 15.11     Legal Holidays.

         In the event that the date of any Payment Date shall not be a Business Day, then notwithstanding any other provision of the Bonds or this Indenture, payment need not be made on such date but may be made on the next succeeding Business Day with the same force and effect as if made on the nominal date of any such Payment Date, and no interest shall accrue for the period from and after any such nominal date provided such payment is made in full on such next succeeding Business Day.

Section 15.12     Governing Law.

         IN VIEW OF THE FACT THAT BONDHOLDERS ARE EXPECTED TO RESIDE IN MANY STATES AND OUTSIDE THE UNITED STATES AND THE DESIRE TO ESTABLISH WITH CERTAINTY THAT THIS INDENTURE WILL BE GOVERNED BY AND CONSTRUED AND INTERPRETED IN ACCORDANCE WITH THE LAW OF A STATE HAVING A WELL-DEVELOPED BODY OF COMMERCIAL AND FINANCIAL LAW RELEVANT TO TRANSACTIONS OF THE TYPE CONTEMPLATED HEREIN, THIS INDENTURE AND EACH BOND SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED THEREIN.

Section 15.13     Counterparts.

         This instrument may be executed in any number of counterparts, each of which so executed shall be deemed to be an original, but all such counterparts shall together constitute but one and the same instrument.

Section 15.14     Corporate Obligation.

         No recourse may be taken, directly or indirectly, against any incorporator, subscriber to the capital stock, stockholder, officer, director or employee of the Depositor or of any predecessor or successor of the Depositor with respect to the Depositor's obligations on the Bonds or under this Indenture or any certificate or other writing delivered in connection herewith or therewith except as otherwise expressly provided in any such certificate or other writing.

Section 15.15     Recording of Indenture.

         This Indenture is subject to recording in any appropriate public recording offices, such recording to be effected by this Issuer and at its expense in compliance with any Opinion of Counsel delivered pursuant to Section 2.11(c) or 3.06.

Section 15.16     No Petition.

         The Trustee, by entering into this Indenture, and each Bondholder and Beneficial Owner, by accepting a Bond, hereby covenant and agree that they will not at any time institute against the Depositor, or join in any institution against the Depositor of, any bankruptcy, reorganization, arrangement, insolvency or liquidation proceedings, or other proceedings under any United States federal or state bankruptcy or similar law in connection with any obligations relating to the Bonds, this Indenture or any of the Basic Documents.

         This Section 15.16 will survive for one year AND ONE DAY following the termination of this Indenture.

Section 15.17     Amendments to Governing Documents.

         The Trustee shall, upon Depositor Request, consent to any proposed amendment to the Depositor's governing documents, or an amendment to or waiver of any provision of any other document relating to the Depositor's governing documents, such consent to be given without the necessity of obtaining the consent of the Holders of any Bonds upon receipt by the Trustee of:

                  (i) an Officer's Certificate, to which such proposed amendment or waiver shall be attached, stating that such attached copy is a true copy of the proposed amendment or waiver and that all conditions precedent to such consent specified in this Section 15.17 have been satisfied; and

                  (ii) written confirmation from the Rating Agencies that the implementation of the proposed amendment or waiver will not adversely affect their implied ratings of the Bonds.

         Notwithstanding the foregoing, the Trustee may decline to consent to a proposed waiver or amendment that adversely affect its own rights, duties or immunities under this Indenture or otherwise.

         Nothing in this Section 15.17 shall be construed to require that any Person obtain the consent of the Trustee to any amendment or waiver or any provision of any document where the making of such amendment or the giving of such waiver without obtaining the consent of the Trustee is not prohibited by this Indenture or by the terms of the document that is the subject of the proposed amendment or waiver.

         IN WITNESS WHEREOF, the Depositor and the Trustee have caused this Indenture, dated as of ___________ 1, 1997, to be duly executed by their respective officers thereunto duly authorized and attested, all as of the 1st day of __________, 1997.

                                    UNION PLANTERS MORTGAGE FINANCE CORP.

                                    By:
                                        ------------------------------


Attest:

-------------------------------
         Assistant Secretary


                                    -----------------------------------,
                                    as Trustee

                                    By:
                                        --------------------------------


Attest:

-------------------------------
         Trust Officer

                                   EXHIBIT A-1

                     FORM OF TRUSTEE'S INITIAL CERTIFICATION


                                                                          [Date]

[Name]
[Address]
[Address]

Re: Indenture, dated as of ___________ 1, 199__ (the "indenture"), between Union Planters Mortgage Finance Corp. (the "Depositor") and ____________________ as Trustee (the "Trustee").

Gentlemen:

         In accordance with Section 7.15 of the Indenture, the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has reviewed the Trustee Mortgage Loan File and has determined that, except as noted on the Schedule of Exceptions attached hereto: (i) all documents required to be included in the Trustee Mortgage Loan File (as set forth in the definition of "Mortgage Loan Documents" in the Indenture) are in its possession; (ii) such documents have been reviewed by it and appear regular on their face and relate to such Mortgage Loan; and (iii) based on examination by it, and only as to such documents, the information set forth on the schedule to the Indenture accurately reflects the information set forth in the Trustee Mortgage Loan File. The undersigned further certifies that the Trustee's review of each Trustee Mortgage Loan File included each of the procedures listed in Section 7.15(a) of the Indenture.

         Except as described herein, the Trustee has not made an independent examination of any documents contained in any Trustee Mortgage Loan File. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any documents contained in any Trustee Mortgage Loan File for any of the Mortgage Loans listed on the schedule to the Indenture,
(ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) whether any Trustee Mortgage Loan File should include any flood insurance policy, any rider, addenda, surety or guaranty agreement, ,power of attorney, buy down agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.




                                 ----------------------------------,
                                 as Trustee


                                 By:      ____________________________
                                 Its:     ____________________________









                              Exhibit A-1 - Page 1

                                   EXHIBIT A-2

                      FORM OF TRUSTEE'S FINAL CERTIFICATION


                                                                          [Date]



[Name]
[Address]
[Address]

Re: Indenture, dated as of ________ 1, 1997 (the "Indenture"), between Union Planters Mortgage Finance Corp. (the "Depositor") and _____________, as Trustee (the "Trustee").

Gentlemen:

         In accordance with Section 7.15 of the Indenture, the undersigned, as Trustee, hereby certifies that, except as noted on the Schedule of Exceptions attached hereto, for each Mortgage Loan listed in the schedule to the Indenture (other than any Mortgage Loan paid in full or listed on the attachment hereto) it has received a complete Trustee Mortgage Loan File which includes each of the documents required to be included in the Trustee Mortgage Loan File as set forth in the definition of "Mortgage Loan Documents" in the Indenture.

         The Trustee has made no an independent examination of any documents contained in any Mortgage File beyond the review specifically required in
Section 7.15 of the Indenture. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any documents contained in any Trustee Mortgage Loan File for any of the Mortgage Loans listed on the schedule to the Indenture, (ii) the collectibility, insurability, effectiveness or suitability of any such Mortgage Loan or (iii) whether any Trustee Mortgage Loan File should include any flood insurance policy, any rider, addenda, surety or guaranty agreement, power of attorney, buy down agreement, assumption agreement, modification agreement, written assurance or substitution agreement.

         Capitalized words and phrases used herein shall have the respective meanings assigned to them in the above-captioned Indenture.




                                  ----------------------------------,
                                  as Trustee


                                  By:      ____________________________
                                  Its:     ____________________________











                              Exhibit A-2 - Page 1

________________________________________________________________________________
________________________________________________________________________________


                     UNION PLANTERS MORTGAGE FINANCE CORP.,
                                  as Depositor,

                                       AND






                        --------------------------------,
                                                as Trustee




                                  _____________



                              SERIES __ SUPPLEMENT

                           Dated as of         1, 19
                                       --------     --
                                       TO

                                    INDENTURE

                        Dated as of               1, 1997
                                    --------------



                                  _____________



                          COLLATERALIZED MORTGAGE BONDS

                                    SERIES
                                           --



________________________________________________________________________________
________________________________________________________________________________

                                TABLE OF CONTENTS

                                                                                                               Page
                                                                                                               ----

         PRELIMINARY STATEMENT..................................................................................S-1

         GRANTING CLAUSES.......................................................................................S-1

         SECTION 1.  Certain Defined Terms......................................................................S-2

         SECTION 2.  Class Designation; Principal Amount; Maturity..............................................S-9

         SECTION 3.  Date of the Bonds..........................................................................S-9

         SECTION 4.  Book-Entry Bonds...........................................................................S-9

         SECTION 5.  Denominations.............................................................................S-10

         SECTION 6.  Determination of Interest and Interest Payments...........................................S-10

         SECTION 7.  Priority of Payments......................................................................S-11

         SECTION 8.  Places for Payment........................................................................S-12

         SECTION 9. Redemption.................................................................................S-12

         SECTION 10. Separate Trustees in the Event of a Conflict..............................................S-13

         SECTION 11. Transfer or Pledge of Depositor's Interest in the Trust Estate............................S-15

         SECTION 12. Default...................................................................................S-15

         SECTION 13. Substitution or Repurchase of Mortgage Collateral.........................................S-17

         SECTION 14. Converted Mortgage Loans..................................................................S-17

         SECTION 15. Trustee's Advance Obligation..............................................................S-18

         SECTION 16. Form of Bonds.............................................................................S-18

         SECTION 17. Notice to the Rating Agencies.............................................................S-18

         SECTION 18. Payment Instructions......................................................................S-19

                                     (i)

         SECTION 19. Ratification of Indenture.................................................................S-19

         SECTION 20. Schedules.................................................................................S-19

         SECTION 21. Counterparts..............................................................................S-19

                                     (ii)

                              SERIES __ SUPPLEMENT

         THIS SERIES __ SUPPLEMENT (this "Series Supplement"), dated as of ________ 1, 19__, by and between UNION PLANTERS MORTGAGE FINANCE CORP., a Delaware corporation (the "Depositor"), and ___________________________, a [national banking association], as trustee (the "Trustee"), under an indenture dated as of ___________ 1, 1997 (the "Original Indenture" and, as supplemented by this Series Supplement, the "Indenture"), recites and provides as follows:

                              PRELIMINARY STATEMENT

         Sections 4.01, 4.02 and 10.01 of the Indenture provide, among other things, that the Depositor, when authorized by its Board of Directors, and the Trustee may at any time and from time to time enter into an indenture supplemental to the Indenture for the purpose of authorizing a Series of Bonds and to specify certain terms of each Series of Bonds. The Board of Directors of the Depositor has duly authorized the creation of a Series of Bonds with an aggregate principal amount of $___________, to be known as the Collateralized Mortgage Bonds, Series (the "Bonds") which will consist of four Classes designated as provided herein.

                                GRANTING CLAUSES

         To secure the payment of the principal of and interest on the Bonds in accordance with their terms, all of the sums payable under the Indenture and this Series Supplement with respect to the Bonds and the performance of the covenants contained in the Indenture and this Series Supplement, the Depositor hereby Grants to the Trustee, in trust and as collateral security as provided in the Indenture and this Series Supplement, for the benefit of the Holders of the Bonds, all of the Depositor's right, title and interest in and to any and all benefits accruing to the Depositor from (a) the Mortgage Loans listed in
Schedule I-A and Schedule I-B to this Series Supplement (the "Mortgage Loans") that the Depositor is causing to be delivered to the Trustee herewith (and all substitutions therefor as provided by Section 3.11 of the Indenture), together with the related Loan Documents and the Depositor's interest in any Mortgaged Property that secured a Mortgage Loan but that is acquired by foreclosure or deed in lieu of foreclosure after the Delivery Date, (b) all rights of the Depositor under the Sales Agreement relating to the Mortgage Loans, by and between _____________ (the "Seller") and the Depositor, dated ________, 199_ (the "Sales Agreement"), except the Depositor's right to fees and indemnification under Sections __ and __ thereof, respectively; (c) the Servicing Agreement; (d) the Custody Agreement among the Trustee, ______________________________, the Seller and the Master Servicer, dated as of
________, 199_; (e) the Primary Mortgage Insurance Policies for the Mortgage Loans; (f) the Standard Hazard Insurance Policies for the Mortgage Loans; (g) the Title Insurance Policies for the Mortgage Loans; (h) the Collateral Proceeds Account and its constituent subaccounts, whether in the form of cash, instruments, securities or other properties; (i) the Class One Subordinated Account and the Class Two Subordinated Account, whether in the form of cash, instruments, securities or other properties; and
(j) proceeds of all the foregoing (including, but not by way of limitation, all cash, proceeds, accounts, accounts receivable, notes, drafts, acceptances, chattel paper, checks, deposit accounts, rights to payment of any and every kind, and other forms of obligations and receivables which at any time constitute all or part or are included in the proceeds of any of the foregoing) (items (a) through (j) collectively, the "Trust Estate") to secure the Bonds.

         The Trustee acknowledges such Grant, accepts the trusts hereunder in accordance with the provisions hereof and of the Indenture and agrees to perform the duties herein or therein required to the best of its ability to the end that the interests of each of the Series __ Bondholders may be adequately and effectively protected.

SECTION 1.  Certain Defined Terms.

         With respect to the Bonds and in addition to the definitions set forth in Section 1.01 of the Indenture, the following provisions shall govern the defined terms set forth below.

         "Accounting Date": For each Payment Date, the last day of the month preceding the month in which such Payment Date occurs.

         "Accrual Date":   ________ 1, 199_.

         "Accrual Period": The calendar month preceding the month in which the applicable Payment Date occurs.

         "Accrued Interest": For any Payment Date for each Class of Bonds, an amount equal to one month's interest on their outstanding principal balances at the rate set forth in Section 2 hereof, in either case based on a 360-day year of twelve 30-day months, reduced by any Shortfall allocable thereto.

         "Bond Percentage": For each Mortgage Pool for each Payment Date, the Bond Percentage shall be the lesser of (a) 100% and (b) a fraction, expressed as a percentage, the numerator of which is the outstanding principal balance of the Class A Bonds and Class B Bonds relating to such Mortgage Pool immediately prior to such Payment Date or on the Delivery Date, as appropriate, and the denominator of which is the aggregate outstanding principal balance of the Mortgage Loans in such Mortgage Pool that remain outstanding as of the first day of the related Due Period or the Cut-off Date, as appropriate.

         "Bond Prepayment Percentage":

Payment Date                                         Bond Prepayment Percentage
------------                                         --------------------------
_____ 199_ through _____ 20__........................100%;

_____ 20__ through _____ 20__........................Applicable Bond Percentage for such
                                                     Mortgage Pool, plus 70% of the
                                                     Subordinated Percentage for such
                                                     Mortgage Pool;


_____ 20__ through _____ 20__........................Applicable Bond Percentage for such
                                                     Mortgage Pool, plus 60% of the
                                                     Subordinated Percentage for such
                                                     Mortgage Pool;


_____ 20__ through _____ 20__........................Applicable Bond Percentage for such
                                                     Mortgage Pool, plus 40% of the
                                                     Subordinated Percentage for such
                                                     Mortgage Pool;


_____ 20__ through _____ 20__........................Applicable Bond Percentage for such
                                                     Mortgage Pool, plus 20% of the
                                                     Subordinated Percentage for such
                                                     Mortgage Pool; and


_____ 20__ and thereafter............................Applicable Bond Percentage for such
                                                     Mortgage Pool;


provided, however, that for any Payment Date on which the Bond Percentage for a Mortgage Pool is greater than the initial Bond Percentage for such Mortgage Pool, such Bond Prepayment Percentage for such Payment Date shall be 100%; and, provided further, that the reduction of the Bond Prepayment Percentage under the foregoing provisions is subject to satisfaction as of the related Payment Date of the applicable Step-Down Conditions.

Notwithstanding the foregoing, if the Subordinated Percentage for a Mortgage Pool equals at least twice the initial Subordinated Percentage for such Mortgage Pool on any Payment Date (A) occurring within three years following the Closing Date, then such Bond Prepayment Percentage for such Payment Date will equal the related Bond Percentage for such Payment Date plus 50% of the applicable Subordinated Percentage for such Payment Date; or (B) occurring more than three years following the Closing Date, such Bond Prepayment Percentage for such Payment Date shall equal the related Bond Percentage for such Payment Date; provided, however, that the applicable Step-Down Conditions are satisfied.

         "Bond Principal Amount": For any Payment Date an amount equal to the sum of the following:

                  (a) the then applicable related Bond Percentage multiplied by the principal portion of all Monthly Payments on the Mortgage Loans in the related Mortgage Pool due during the related Due Period, whether or not received;

                  (b) the product of (i) the then applicable related Bond Prepayment Percentage and (ii) the sum of the following amounts: (A) all full and partial principal prepayments on the Mortgage Loans in the related Mortgage Pool made by the respective Borrowers during the related Prepayment Period, (B) all other unscheduled collections, including Insurance Proceeds, and net Liquidation Proceeds (other than with respect to any Mortgage Loan that was finally liquidated during the related Prepayment Period), representing or allocable to recoveries of principal of the Mortgage Loans in the related Mortgage Pool received during the related Prepayment Period and (C) the principal portion of all proceeds of the purchase (or, in the case of a substitution, amounts representing a principal adjustment) of any Mortgage Loans in the related Mortgage Pool received during the related Prepayment Period;

                  (c) with respect to unscheduled recoveries allocated to principal of any Mortgage Loan in the related Mortgage Pool that was finally liquidated during the related Prepayment Period, the lesser of
         (A) the then applicable related Bond Prepayment Percentage multiplied by the remaining Scheduled Principal Balance of such Mortgage Loan at the time of liquidation and (B) the net Liquidation Proceeds; and

                  (d) any amounts described in clauses (a) or (b) hereof remaining unpaid from any previous Payment Date.

         "Certificated Bond":  A certificated Bond other than a Book-Entry Bond.

         "Class A Bonds":  The Class A-1 and Class A-2 Bonds.

         "Class B Bonds":  The Class B-1 and Class B-2 Bonds.

         "Class One Bonds":  The Class A-1 and Class B-1 Bonds.

         "Class One CP Subaccount": The CP Subaccount of the Collateral Proceeds Account into which the proceeds of the Class One Mortgage Loans are to be segregated.

         "Class One Mortgage Loans": The Mortgage Loans listed in Schedule I-A to this Series Supplement.

         "Class One Subordinated Account": The account to be created pursuant to this Indenture into which will be deposited the proceeds of the Class One Mortgage Loans remaining in the Class One CP Subaccount after all payments have been made to the Class A-1 Bonds, if a Subordinated Trustee has been appointed pursuant to Section 11 hereof. The Class One Subordinated Account will be maintained by the Subordinated Trustee for the benefit of the Class B-1 Bonds.

         "Class Two Bonds":  The Class A-2 and Class B-2 Bonds.

         "Class Two CP Subaccount": The CP Subaccount of the Collateral Proceeds Account into which the proceeds of the Class Two Mortgage Loans are to be segregated.

         "Class Two Mortgage Loans": The Mortgage Loans listed in Schedule I-B to this Series Supplement.

         "Class Two Subordinated Account": The account to be created pursuant to this Indenture into which will be deposited the proceeds of the Class Two Mortgage Loans remaining in the Class Two CP Subaccount after all payments have been made to the Class A-2 Bonds, if a Subordinated Trustee has been appointed pursuant to Section 11 hereof. The Class Two Subordinated Account will be maintained by the Subordinated Trustee for the benefit of the Class B-2 Bonds.

         "Clearing Agency": The meaning assigned to such term in Section 5 hereof.

         "Closing Date":  _______________________.

         "Collateral Value": For any Mortgage Loan, the Scheduled Principal Balance of such Mortgage Loan.

         "CP Subaccount": Either of the Class One or Class Two Subaccounts of the Collateral Proceeds Account.

         "Cut-off Date":  ___________ __, 199_.

         "Delivery Date":  ___________ __, 199_.

         "Eligible Investments": For purposes of the definition of Eligible Investments in the Indenture, references to long-term debt ratings in one of the two highest applicable categories from each Rating Agency shall be deemed to be ratings of "AA" or higher by Standard & Poor's Ratings Group and "Aa3" or higher by Moody's Investors Service, Inc. and references to commercial paper or short-term debt ratings in the highest applicable category from each Rating Agency shall be deemed to be "A-1" by Standard & Poor's Ratings Group and "P-1" by Moody's Investor's Service, Inc.

         "Issue Date": _____________ __, 199_.

         "Master Servicer": ____________________________, a _________________.

         "Master Servicer Advance Limit": An amount equal to ___% of the Scheduled Principal Balance of the Mortgage Loans as of the Cut-off Date.

         "Month End Interest Shortfall": In the event of any Liquidation or prepayment of a Mortgage Loan other than on the last day of a month, the excess of (A) the difference between the interest payment that would have been paid on such Mortgage Loan through the last day of the month in which the Liquidation or prepayment occurred and the interest payment actually received by the Services on such Mortgage Loan, over (B) the amount paid by the Services as compensating interest with respect to such Mortgage Loan.

         "Mortgage Pool": The group of Class One Mortgage Loans or the group of Class Two Mortgage Loans.

         "Net Rate": For any month for each Mortgage Loan, the Note Rate on such Mortgage Loan minus the Servicing Fee Rate for such Mortgage Loan.

         "Payment Date": The twenty-fifth day of each month (or, if such day is not a Business Day, then the next succeeding Business Day), commencing in _____ 1994.

         "Prepayment Period": With respect to a Payment Date, _______________.

         "Purchase Price": With respect to a Mortgage Loan purchased from the Trust Estate, an amount equal to the unpaid principal balance of the Mortgage Loan plus accrued and unpaid interest thereon through the end of the calendar month in which the purchase occurs, at the Note Rate, and, if the Master Servicer is the purchaser, minus any unreimbursed advances of principal made by the Master Servicer on such Mortgage Loan and any outstanding Servicing Fees owed with respect to such Mortgage Loan. If the purchaser is an entity other than the Master Servicer, the Purchase Price will also include an amount equal to any interest payments advanced by the Master Servicer and any outstanding Servicing Fees owed with respect to the Mortgage Loan.

         "Rating Agency": Each of Moody's Investors Service, Inc. and Standard & Poor's Ratings Group.

         "Realized Loss": With respect to any Mortgage Loan, (a) in the case of a modification of a Mortgage Loan resulting from the bankruptcy of a Borrower, the amount of any reduction of the principal balance of the Mortgage Loan or if the principal and interest payments for any Mortgage Loan are recast in a bankruptcy proceeding, the difference on each Payment Date between the originally scheduled Monthly Payment relating to such Payment Date and the revised Monthly Payment relating to such Payment Date; and (b) in the case of a liquidated

Mortgage Loan, the excess of (i) the unpaid principal balance of the Mortgage Loan plus accrued interest thereon and the costs and expenses of disposition over (ii) Liquidation Proceeds; (c) in the case of a mortgage insurer's failure to pay a claim with respect to a Mortgage Loan on the grounds of fraud, dishonesty or misrepresentation in the origination of such Mortgage Loan, the amount of such claim; and (d) in the case of a loss on a Mortgage Loan arising out of damage to the Mortgaged Property that is not covered by a Standard Hazard Insurance Policy, the amount of such loss.

         "Record Date": With respect to the first Payment Date, the Delivery Date and, with respect to each succeeding Payment Date, the last Business Day of the month preceding the month in which such Payment Date occurs.

         "Redemption Price": With respect to the Bonds, the Redemption Price shall be an amount equal to the sum of the then outstanding principal balance of each Bond plus one month's Accrued Interest (plus any principal and interest on such Bond remaining unpaid from any previous Payment Date) plus unreimbursed Advances and unpaid Servicing Fees.

         "Sales Agreement": The sales agreement relating to the Mortgage Loans, by and between the Depositor and the Seller, dated _______ __, 1994.

         "Scheduled Principal Balance": With respect to each Mortgage Loan as of the date of determination, an amount equal to the scheduled principal balance thereof as of the Cut-off Date, reduced by the principal portion of all scheduled Monthly Payments due on or before such determination date, whether or not received, and by all amounts allocable to unscheduled principal payments received on or before such determination date and as further reduced by the amount of any Realized Loss (to the extent treated as a principal loss) with respect to such Mortgage Loan on or before such determination date.

         "Series Year Reporting Date": ___________ 1 of each year, commencing in __________ ( )1995.

         "Servicing Agreement": The Servicing Agreement [(including the Standard Terms to the Servicing Agreement, ________ __, 199_ Edition)] between the Depositor and the Master Servicer, dated as of _____ 1, 199_.

         "Servicing Fee": In any month, an amount equal to one-twelfth of the Servicing Fee Rate times the aggregate Scheduled Principal Balance of the Mortgage Loans as of the immediately preceding Due Date, without taking into account any payment of principal due on such Due Date.

         "Servicing Fee Rate":  _____% per annum.

         "Shortfall": Collectively, Month-End Interest Shortfall and Soldiers' and Sailors' Shortfall.

         "Soldiers' and Sailors' Shortfall": The shortfall in interest resulting from the reduction of the Note Rate on a Mortgage Loan with respect to military personnel called to active service.

         "Step-Down Conditions": For each Payment Date through _____, the Step-Down Conditions are satisfied if either (a) or (b) below is satisfied:

         (a)(i) not more than an average of 4% per annum of all Monthly Payments on all of the Mortgage Loans due in the preceding twelve months have been delinquent 60 days or more (including Monthly Payments that would have been due with respect to Mortgage Loans in foreclosure or that have become REO); and

           (ii) aggregate Realized Losses of all of the Mortgage Loans prior to the applicable Payment Date do not exceed 10% of the initial Subordinated Percentage; or

         (b)(i) not more than an average of 2% per annum of all Monthly Payments on all of the Mortgage Loans due in the preceding twelve months have been delinquent 60 days or more (including Monthly Payments that would have been due with respect to Mortgage Loans in foreclosure or that have become REO); and

           (ii) aggregate Realized Losses of all of the Mortgage Loans prior to the applicable Payment Date do not exceed 30% of the initial Subordinated Percentage.

         For each Payment Date following _____, the Step-Down Conditions are satisfied if the following conditions are satisfied:

            (i) not more than an average of 2% per annum of all Monthly Payments on all of the Mortgage Loans due in the preceding twelve months have been delinquent 60 days or more (including Monthly Payments that are due or would have been due with respect to Mortgage Loans in foreclosure or that have become
                  REO); and

           (ii) aggregate Realized Losses of all of the Mortgage Loans do not exceed the following percentages of the initial Subordinated Percentage Surplus Accounts as of the applicable Payment Date, as follows: Payments Dates from _____ 2004 through _____ 2005, 25%; Payment Dates from _____ 2005 through _____ 2006, 31%;
                  Payment Dates from _____ 2006 through _____ 2007, 38%; Payment Dates from _____ 2007 through _____ 2008, 45%; and Payment Dates from _____ 2008 and thereafter, 50%.

         "Subordinated Percentage":  100% less the related Bond Percentage.

         "Trustee": __________________________________, solely in its capacity as Trustee under this Indenture, __________________________________________
Attn: Corporate Trust Dept., or its successor in interest, or any successor trustee appointed as herein provided.

         "Underwriter":  ____________________________________.

         "Variable Rate": A per annum rate, calculated on each Payment Date, equal to the weighted average of the Net Rates on the Mortgage Loans in the related Mortgage Pool in effect on the first day of the applicable Due Period.

SECTION 2.  Class Designation; Principal Amount; Maturity.

         The Bonds shall be designated generally as the Depositor's Collateralized Mortgage Bonds, Series ____. The aggregate principal amount of Bonds that may be authenticated and delivered under this Series Supplement is limited to $_____________ except for Bonds authenticated and delivered upon registration of, transfer of or in exchange for, or in lieu of, other Bonds pursuant to Sections 3.04, 3.05 or 3.06 of the Indenture. Such aggregate principal amount shall be divided among four Classes having designations, initial principal amounts, Interest Rates and Stated Maturities as follows:

                                          INITIAL
                                      PRINCIPAL AMOUNT             INTEREST                       STATED
         DESIGNATION                            -----                RATE                        MATURITY
         -----------                                                 ----                        --------
Class A-1                                 $                          (1)                          25, 2024
                                           ----------                                 ----------
Class A-2                                                            (1)                          25, 2024
                                           ----------                                 ----------
Class B-1                                                            (1)                          25, 2024
                                           ----------                                 ----------
Class B-2                                                            (1)                          25, 2024
                                           ----------                                 ----------

__________________

(1) The Class One Bonds and Class Two Bonds are entitled to receive interest on their outstanding principal balances immediately prior to such Payment Date at the Variable Rate of the related Mortgage Pool.

SECTION 3.  Date of the Bonds.

         The Bonds that are authenticated and delivered by the Trustee to or upon the order of the Depositor on the Delivery Date shall be dated _____ 1, 1994. All other Bonds that are authenticated after the Delivery Date for any other purpose under the Indenture shall be dated the date of their authentication.

SECTION 4.  Book-Entry Bonds.

         Each Class of Bonds shall be Book-Entry Bonds and shall be issued initially as one or more certificates in the name of the Clearing Agency or its nominee. For all purposes, the Trustee shall deal with the Clearing Agency as Holder of such Book-Entry Bonds. The rights of Beneficial Owners of the Book-Entry Bonds shall be limited to those established by law and agreements between such Beneficial Owners and the Clearing Agency and Clearing Agency

Participants. The Beneficial Owners of the Book-Entry Bonds shall not be entitled to certificated securities for the Book-Entry Bonds as to which they are the Beneficial Owners, except as provided below. Requests and directions from, and votes of, the Clearing Agency, as Holder, shall not be deemed to be inconsistent if they are made with respect to different Beneficial Owners. Without the consent of the Depositor and the Trustee, a Book-Entry Bond may not be transferred by the Clearing Agency except to another Clearing Agency that agrees to hold the Book-Entry Bond for the account of the respective Clearing Agency Participants and Beneficial Owners.

         Neither the Depositor, the Master Servicer nor the Trustee will have any liability for any aspect of the records relating to or payment made on account of Beneficial Owners of the Book- Entry Bonds held by the Clearing Agency, or for maintaining, supervising or reviewing any records relating to such Beneficial Owners.

         The Book-Entry Bonds will be issued in fully registered, certificated form to Beneficial Owners of Book-Entry Bonds or their nominees, rather than to the Clearing Agency or its nominee, only if (a) the Depositor advises the Trustee in writing that the Clearing Agency is no longer willing or able to discharge properly its responsibilities as depository with respect to the Book-Entry Bonds and the Depositor is unable to locate a qualified successor within 30 days or (b) the Depositor, at its option, elects to terminate the book-entry system operating through the Clearing Agency.

         Upon the occurrence of either event described in the immediately preceding paragraph, the Trustee is required to notify the Clearing Agency, which in turn will notify all Beneficial Owners of Book-Entry Bonds through Clearing Agency Participants, of the availability of Certificated Bonds. Upon surrender by the Clearing Agency of the certificates representing the Book-Entry Bonds and receipt of instructions for re-registration, the Trustee will reissue the Book-Entry Bonds as Certificated Bonds to the Beneficial Owners identified in writing by the Clearing Agency. Such Certificated Bonds shall not constitute Book-Entry Bonds.

SECTION 5.  Denominations.

         Except as provided below, each Class of Bonds will be registered in one or more certificates in the name of a nominee of The Depository Trust Company (the "Depository" or the "Clearing Agency") (together with any successor depository selected by the Depositor), and beneficial interests will be held by investors through the book-entry facilities of the Depository in minimum denominations of $25,000 and increments of $1,000 in excess thereof.

SECTION 6.  Determination of Interest and Interest Payments.

         Each Class of Bonds will be entitled to receive its applicable Accrued Interest on each Payment Date. Interest shall be calculated on the basis of a 360-day year consisting of twelve 30-day months. Interest accruing on the outstanding principal balance of each Class of Bonds on any Payment Date will include interest for the applicable Accrual Period.

SECTION 7.   Priority of Payments.

         (a) In accordance with the Indenture, on each Payment Date, the Trustee (or the Paying Agent on behalf of the Trustee) shall segregate monies in the Collateral Proceeds Account into the Class One CP Subaccount, in the case of funds received with respect to the Class One Mortgage Loans, and the Class Two CP Subaccount, in the case of funds received with respect to the Class Two Mortgage Loans, in accordance with the statement furnished by the Master Servicer and shall distribute such funds for each Mortgage Pool in the following manner:

            (i) funds in each CP Subaccount will be applied in the following order:

                  (A) to the related Class A Bonds, an amount equal to the
            Accrued Interest on such Bonds or Amount for such Payment Date (plus any interest for such Bonds or Amount remaining unpaid from any previous Payment Date);

                  (B) to the related Class A Bonds, an amount equal to the
            related Bond Principal Amount, to be applied to reduce the outstanding principal balance thereof, until the related Class A Bonds have been paid in full;

                  (C) if the amount in such CP Subaccount is in excess of the amounts necessary to distribute in full the amounts described in clauses (A) and (B) above and the amount in the CP Subaccount relating to the other Mortgage Pool is less than the amount required to distribute in full the amounts described in clauses (A) through
            (B) above for the Class A Bonds and relating to such other Mortgage Pool, then such excess amount will be applied to such other Mortgage Pool to reduce such insufficiency, if any;

                  (D) to the related Class B Bonds, an amount equal to Accrued
            Interest on such Class B Bonds for such Payment Date (plus any interest for such Class B Bonds remaining unpaid from any previous Payment Date);

                  (E) provided that the outstanding principal balance of the related Class A Bonds has been paid in full, to the related Class B Bonds, an amount equal to the related Bond Principal Amount, to be applied to reduce the outstanding principal balance thereof, until the related Class B Bonds have been paid in full;

                  (F) if the amount in such CP Subaccount is in excess of the amounts necessary to distribute in full the amounts described in paragraphs (D) and (E) above and the amount in the CP Subaccount relating to the other Mortgage Pool is less than the amount required to distribute in full the amounts described in clauses (D) and (E) above for the Class B Bonds relating to such other Mortgage Pool, then such excess amount will be applied to such other Mortgage Pool to reduce such insufficiency, if any;

                  (G) To the extent amounts have been diverted into a CP
            Subaccount from another CP Subaccount pursuant to clauses (C) or (F) above and not reimbursed previously, equivalent amounts, to the extent of available funds, shall be diverted from the CP Subaccount so increased into the CP Subaccount from which the funds were taken; and

            (ii) any principal and interest amounts on the Mortgage Loans remaining in each CP Subaccount shall be deposited in the Surplus Account and released from the lien of the Indenture and paid to the Depositor or such Person as the Depositor shall designate in accordance with Section
      13.05 of the Indenture.

      (b) In the event that a Subordinated Trustee is appointed pursuant to
Section 11 hereof, on each Payment Date after the payment of the Class A Bonds related to each Mortgage Pool in accordance with subsections (a)(i)(A) through
(a)(i)(C) of this Section 7, all amounts remaining in a CP Subaccount as specified in the statement furnished by the Master Servicer shall be transferred by the Trustee to the Subordinated Trustee for deposit into a Subordinated Account for such Class established by the Subordinated Trustee for payment in accordance with (a)(i)(D) through (a)(i)(G) and (a)(ii).

      (c) All distributions or allocations made with respect to each Class of Bonds on each Payment Date shall be allocated pro rata among the Outstanding Bonds of such Class.

SECTION 8.  Places for Payment.

      Payments to the Holders of each Class of Bonds on any Payment Date will be made to the Holders of record of the respective Class on the related Record Date. Distributions on the Book-Entry Bonds shall be made to the Depository by wire transfer. Payments on any Certificated Bond will be made either (a) by check mailed to the address of each Bondholder as it appears in the Bond Register maintained by the Bond Registrar or (b) by wire transfer of immediately available funds (upon request to the Trustee in writing by the Record Date immediately prior to such Payment Date) by any holder of such Bonds having an initial principal amount of at least $10,000. A fee may be charged by the Trustee to a Certificated Bondholder for any payment made by wire transfer. Final payments on the Bonds will be made only upon surrender of the Bonds at the Corporate Trust Office of the Trustee.

SECTION 9. Redemption.

      The Bonds are subject to redemption, in whole but not in part, at the option of the Depositor, on any Payment date on or after the Payment Date on which, after giving effect to payments on the Bonds to be made on such date, the aggregate principal balance of Bonds then outstanding is equal to or less than __ % of the original aggregate principal amount of the Bonds. Any such redemption shall be at a price equal to the Redemption Price and shall be conducted in accordance with Article Eleven of the Indenture.

SECTION 10. Separate Trustees in the Event of a Conflict

      At any time or times (a) for the purpose of meeting the legal requirements of any jurisdiction in which any part of the Trust Estate may at the time be located or (b) if the Holders of a majority of the then outstanding principal balance of the Class B Bonds determines that there is a conflict between the interests of the Holders of Class A Bonds, on the one hand, and the interests of the Holders of Class B Bonds, on the other, the majority of the Holders of the Class B Bonds may so notify the Trustee and the Depositor in writing, and the Depositor shall, upon such notification, appoint one or more Persons (who shall not be Bondholders) to act as co-trustee, jointly with the Trustee (referred to herein, in the event a Subordinated Trustee has been appointed, as the "Senior Trustee"), of all or any part of the Trust Estate (such co-trustee, if appointed pursuant to clause (b) above, a "Subordinated Trustee"), or to act as Subordinated Trustee of any such property, in either case with such powers as may be provided in the instrument of appointment, which shall expressly designate the property affected and the capacity of the appointee as either a co-trustee or Subordinated Trustee and to vest in such Person or Persons in the capacity aforesaid any property, title, right or power deemed necessary or desirable, subject to the other provisions of this Section; provided, however, that in cases of appointment of a Subordinated Trustee, the Senior Trustee shall have possession of the Trust Estate in accordance with this Indenture. Any such co-trustee or Subordinated Trustee shall accept its appointment in accordance with Section 7.11 of the Indenture.

      The Depositor shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to appoint such co-trustee or Subordinated Trustee. If the Depositor does not join in such appointment within 15 days after the receipt by them of a request to do so, the Trustee alone shall have power to make such appointment; provided, however, that if an Event of Default has occurred and is continuing and a Subordinated Trustee is to be appointed, the Holders of a majority of the outstanding principal balance of the Class B Bonds shall also have power to make such appointment.

      Should any written instrument from the Depositor be required by any co-trustee or Subordinated Trustee so appointed to more fully confer to such co-trustee or Subordinated Trustee such property, title, right or power, any and all such instruments shall, on request, be executed, acknowledged and delivered by the Depositor.

      Every co-trustee or Subordinated Trustee shall, to the extent permitted by law, but to such extent only, be appointed subject to the following terms:

            (i) the Bonds shall be authenticated and delivered and all rights, powers, duties and obligations hereunder in respect of the custody of the Mortgage Collateral held by, or required to be deposited or pledged with, the Trustee hereunder, shall be exercised solely by the Trustee or the Senior Trustee as the case may be;

            (ii) the rights, powers, duties and obligations hereby conferred or imposed upon the Trustee in respect of any property covered by the appointment of a co-trustee or Subordinated Trustee shall be conferred or imposed upon and exercised or performed by the Trustee or the Senior Trustee and such co-trustee or Subordinated Trustee jointly, as shall be provided in the instrument appointing such co-trustee or Subordinated Trustee, except to the extent that under any law of any jurisdiction in which any particular act is to be performed, the Trustee or the Senior Trustee shall be incompetent or unqualified to perform such act, in which event such rights, powers, duties and obligations shall be exercised and performed by such co-trustee or Subordinated Trustee;

            (iii) the Trustee at any time, by an instrument in writing executed by it, with the approval of the Depositor evidenced by an Depositor Order, may accept the resignation of or remove any co-trustee (except a Subordinated Trustee) appointed under this Section and, in case an Event of Default has occurred and is continuing, the Trustee shall have power to accept the resignation of, or remove, any such co-trustee (except a Subordinated Trustee) without the approval of the Depositor. In the case of a Subordinated Trustee, the Holders of a majority of the then outstanding principal balance of the Class B Bonds shall have the power to accept the resignation of or remove any such Subordinated Trustee. Upon the written request of the Trustee, or, in the case of the removal or resignation of a Subordinated Trustee, upon the written request of a majority of the Holders of a majority of the then outstanding principal balance of the Class B Bonds, the Depositor shall join with the Trustee in the execution, delivery and performance of all instruments and agreements necessary or proper to effectuate such resignation or removal; a successor to any co-trustee or Subordinated Trustee so resigned or removed may be appointed in the manner provided in this Section. On the date on which the Class B Bonds have been paid in full, any Subordinated Trustee that has been appointed and is then serving pursuant to this Section shall resign and the Senior Trustee shall accept the resignation of, or remove, such Subordinated Trustee, effective immediately, without the approval of the Depositor or the Holders of the Class B Bonds;

            (iv) no co-trustee or Subordinated Trustee hereunder shall be personally liable by reason of any act or omission of the Trustee, or any other such co-trustee, Senior Trustee or Subordinated Trustee hereunder;

            (v) the Trustee shall not be liable by reason of any act or omission of a co-trustee or Subordinated Trustee to the extent such co-trustee or Subordinated Trustee is appointed in good faith and with due care;

            (vi) except in the case of conflicts between Classes, any Act of Bondholders delivered to the Trustee shall be deemed to have been delivered to each co-trustee and Subordinated Trustee; in the case of conflicts between Classes, any Act of Bondholders delivered to the Senior Trustee shall be effective upon such delivery in accordance with the Indenture; the Senior Trustee shall promptly deliver a copy thereof to any Subordinated Trustee appointed pursuant to this Section; and

            (vii) any co-trustee or Subordinated Trustee must meet the eligibility requirements of Section 7.9 of the Original Indenture.

SECTION 11. Transfer or Pledge of Depositor's Interest in the Trust Estate.

      The Depositor may transfer its interest in the Trust Estate or pledge its interest in the Trust Estate to secure additional series of Bonds, provided that
(i) all right, title and interest so transferred shall be subject to the rights of the Holders of the Bonds and to the lien of the Indenture and (ii) there shall be delivered to the Trustee a letter from each of the Rating Agencies to the effect that such transfer will not result in a lowering of the rating assigned to the Bonds by such Rating Agency.

SECTION 12. Default.

      (a) An Event of Default with respect to a Bond means any one of the following events (whatever the reason for such Event of Default and whether it shall be voluntary or involuntary or be effected by operation of law or pursuant to any judgment, decree or order of any court or any order, rule or regulation of any administrative or governmental body):

      (i)   With respect to the Class A Bonds:

            (A) Default in the payment of any principal of or interest on any Bond when the same becomes due and payable, which Default shall continue for a period of five days; or

            (B) Failure in the payment in full of the principal amount of any Bond by its Stated Maturity; or

            (C) Default in the performance, or breach, of any covenant, representation or warranty of the Depositor in the Indenture or in this Series Supplement (other than a Default in the performance of or breach of any covenant or warranty that is specifically dealt with elsewhere in this Section or in Article Nine of the Indenture), and continuance of such Default or breach for a period of 60 days after there shall have been given, by registered or certified mail, to the Depositor by the Trustee or to the Depositor and the Trustee by the Holders of at least 25% in then outstanding principal balance of the Class A Bonds, a written notice specifying such Default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" under the Indenture.

      (ii) With respect to the Class B Bonds, so long as 121 days have elapsed during which no Class A Bonds have remained Outstanding:

            (A) Default in the payment of principal of or interest on any Bond when the same becomes due and payable, which Default shall continue for a period of five days; or

            (B) Failure in the payment in full of the principal amount of any Bond by its Stated Maturity; or

            (C) Default in the performance, or breach, of any covenant, representation or warranty of the Depositor in the Indenture or in this Series Supplement (other than a Default in the performance of or breach of any covenant or warranty that is specifically dealt with elsewhere in this Section or in Article Nine of the Indenture), and continuance of such Default or breach for a period of 60 days after there shall have been given, by registered or certified mail, to the Depositor by the Trustee or to the Depositor and the Trustee by the Holders of at least 25% in then outstanding principal balance of the Class B Bonds, a written notice specifying such Default or breach and requiring it to be remedied and stating that such notice is a "Notice of Default" under the Indenture.

      (iii) With respect to all Bonds:

            (A) the entry of a decree or order by a court having jurisdiction in the premises adjudging the Depositor bankrupt or insolvent, or approving as properly filed a petition seeking reorganization, arrangement, adjustment or composition of or in respect of the Depositor under the Federal Bankruptcy Code or any other applicable federal or state law, or appointing a receiver, liquidator, assignee, or sequestrator (or other similar official) of the Depositor or of any substantial part of its property, or ordering the winding up or liquidation of its affairs, and the continuance of any such decree or order unstayed and in effect for a period of 90 consecutive days; or

            (B) the institution by the Depositor of proceedings to be adjudicated as bankrupt or insolvent, or the consent by it to the institution of bankruptcy or insolvency proceedings against it, or the filing by it of a petition or answer or consent seeking reorganization or relief under the Federal Bankruptcy Code or any other similar applicable federal or state law, or the consent by it to the filing of any such petition or to the appointment of a receiver, liquidator, assignee, trustee or sequestrator (or other similar official) of the Depositor or of any substantial part of its property, or the making by it of an assignment for the benefit of creditors, or the admission by it in writing of its inability to pay its debts generally as they become due, or the taking of corporate action by the Depositor in furtherance of any such action.

      (b) If the Trustee sells the Trust Estate pursuant to Section 6.04 of the Original Indenture, any money collected by the Trustee and applied to the payment of the Bonds pursuant to Section 6.08 of the Original Indenture shall be applied in accordance with Section 7 hereof.

      (c) Each Bondholder shall be deemed to have agreed, by its acceptance of the Bonds, not to file, or join in filing, any petition in bankruptcy or commence any similar proceeding in respect of the Depositor for a period of one year and one day following the payment in full of such Bond.

      (d) Upon the occurrence of a default hereunder with respect to any Class of Bonds (without regard to the passage of time or giving of notice, or both) and the continuance of such default for 90 days, the Trustee is required to resign as trustee for the Class B Bonds and appoint a new trustee for such Bonds pursuant to Section ___ of the Indenture.

      (e) Upon the occurrence of an Event of Default under Section 6.01 of the Servicing Agreement, the Trustee shall, at the direction of the Holders of at least 51% of the aggregate outstanding principal balance of the Bonds, and may without such direction, enforce any of the remedies set forth in the Servicing Agreement.

SECTION 13. Substitution or Repurchase of Mortgage Collateral.

      (a) The Depositor's right to substitute Mortgage Collateral as security for the Bonds pursuant to Section 3.11 of the Original Indenture is subject to the additional limitations that in no event may such a substitution (i) materially change the characteristics of the Mortgage Loans pledged to secure the Bonds or (ii) result in an extension of the Stated Maturity of any Class of Bonds. In addition, the Depositor's right to substitute Mortgage Collateral shall be limited to substitutions of items of Mortgage Collateral that (i) the Seller substitutes pursuant to the Sales Agreement and (ii) take place within the time constraints to which the Seller is subject under the Sales Agreement. The Trustee shall be entitled to rely on an Officer's Certificate of the Depositor as to the Depositor's compliance with these requirements.

      The Depositor shall not be required to provide the Trustee with a letter from the Rating Agencies or an Accountant's Certificate as required by Section
3.11 of the Indenture in connection with a substitution of Mortgage Collateral if the sum of the Collateral Value at the time of withdrawal of the Original Mortgage Collateral withdrawn plus the Collateral Value at the time of withdrawal of all Original Mortgage Collateral previously withdrawn under this
Section 13 does not exceed $1,000,000, and the substitution otherwise meets the requirements of the Indenture. The Trustee shall be entitled to rely on an Officer's Certificate of the Depositor as to a substitution meeting such requirements.

      (b) The Depositor may also obtain the release from the lien of the Indenture of any Mortgage Loan that has suffered a material impairment in value due to a breach of the representations and warranties contained in the Sales Agreement. In order to obtain such release, the Depositor must remit to the Trustee the amount of the Purchase Price, which the Trustee shall treat as a prepayment in full of such Mortgage Loan.

SECTION 14. Converted Mortgage Loans.

      Upon receipt of written notice of the conversion of any ARM Loan to a Converted Mortgage Loan, the Master Servicer shall on behalf of the Trustee enforce the provisions of the Sales Agreement with respect to such Converted Mortgage Loan to purchase such Converted Mortgage Loan from the Trust Estate. In the event that the Master Servicer is unable to enforce the provisions of the Sales Agreement relating to the purchase of any Converted Mortgage Loan due to the default of the party obligated thereunder, and such default remains unremedied for five Business Days following notice thereof to such party, the Master Servicer shall on behalf of the Trustee use its best efforts to cause such Converted Mortgage Loan to be sold for settlement on the last day of any month. Any such Converted Mortgage Loan that is not purchased or sold as provided herein shall remain in the Trust Estate.

SECTION 15. Trustee's Advance Obligation.

      As a successor Master Servicer, the Trustee shall be obligated to make Advances with respect to the Mortgage Loans in accordance with the terms of the Servicing Agreement if the Master Servicer fail to make a required Advance; provided, however, that the Trustee shall not be obligated to make an Advance that it deems unrecoverable. The Trustee is entitled to rely upon any determination by the Master Servicer that an Advance is unrecoverable. The Trustee shall not be required to make Advances in excess of the Master Servicer Advance Limit.

SECTION 16. Form of Bonds.

      The forms of each Class of Bonds are set forth as Exhibit A-1, Exhibit A-2, Exhibit B-1 and Exhibit B-2, which are attached hereto in accordance with the terms of the Indenture. Exhibit Z also is attached hereto.

SECTION 17. Notice to the Rating Agencies.

      The Depositor shall use its best efforts promptly to provide notice to the Rating Agencies of the following events of which it has actual knowledge with respect to each of the Class One Mortgage Loans and Class Two Mortgage Loans:

            (a) any material change to or amendment of this Series Supplement or the Original Indenture;

            (b) the occurrence of any Event of Default that has not been cured;

            (c) the resignation or termination of the Trustee;

            (d) the substitution of Mortgage Collateral; or

            (e) the final payment to Bondholders.

      In addition, the Depositor shall provide to the Rating Agencies (i) each month a copy of the Payment Date Report and (ii) within 90 days after the end of each calendar year a report on delinquencies and foreclosures occurring with respect to the Mortgage Loans of each Mortgage Pool during such calendar year.

SECTION 18. Payment Instructions.

      The Trustee shall direct funds released from the lien of the Indenture pursuant to Section 7 hereof in accordance with separate payment instructions of the Depositor with respect to each Surplus Account.

SECTION 19. Ratification of Indenture.

      As supplemented by this Series Supplement, the Indenture is in all respects ratified and confirmed, and the Indenture as so supplemented by this Series Supplement shall be read, taken and construed as one and the same instrument.

SECTION 20. Schedules.

      Schedule I-A, Schedule I-B and Schedule II are attached hereto as contemplated by the Indenture.

SECTION 21. Counterparts.

      This Series Supplement may be executed in any number of counterparts, each of which when so executed shall be deemed to be an original, but all of such counterparts shall together constitute but one and the same instrument.

      IN WITNESS WHEREOF, the Depositor and the Trustee have caused this Series Supplement to be duly executed by their respective officers thereunto duly authorized and their respective signatures duly attested all as of the 1st day of ________ 19__.

                                         UNION PLANTERS MORTGAGE
                                              FINANCE CORP.

Attest:

                                    By:
                                        ------------------------------
By:                                 Its:
    ----------------------------         -----------------------------

Its:
     ---------------------------
                                     ---------------------------------
                                             _____________, as Trustee

Attest:

                                     By: -----------------------------

By:                                  Its:
   -----------------------------          ----------------------------

Its:
   - ---------------------------

                         LIST OF SCHEDULES AND EXHIBITS

SCHEDULE I-A                                CLASS ONE MORTGAGE LOANS

SCHEDULE I-B                                CLASS TWO MORTGAGE LOANS

SCHEDULE II                                 LIST OF THIRD PARTY SALES AGREEMENTS

EXHIBIT A-1                                 FORM OF CLASS A-1 BOND

EXHIBIT A-2                                 FORM OF CLASS A-2 BOND

EXHIBIT B-1                                 FORM OF CLASS B-1 BOND

EXHIBIT B-2                                 FORM OF CLASS B-2 BOND

EXHIBIT Z                                   ORIGINAL ISSUE DISCOUNT DISCLOSURE